THE BOARDWALK LEASE This Lease (the "Lease"), dated as of the date set forth in Section 1 of the Summary of Basic Lease Information (the "Summary"), below, is made by and between TPSC IX, LLC, a Delaware limited liability company ("Landlord"), and ZENTALIS PHARMACEUTICALS, INC., a Delaware corporation ("Tenant"). SUMMARY OF BASIC LEASE INFORMATION TERMS OF LEASE DESCRIPTION 1. Date: September 25, 2020. 2. Premises (Article 1). 2.1 Building: 10275 Building: That certain building to be constructed by Landlord and to be located at 10275 Science Center Drive, San Diego, California (the "10275 Building"). 10285 Building: That certain building to be constructed by Landlord and to be located at 10285 Science Center Drive, San Diego, California (the "10285 Building"). As used herein, the 10275 Building and the 10285 Building shall be known collectively as the "Building." 2.2 Premises: Approximately 117,929 rentable square feet of space consisting of (i) approximately 74,695 rentable square feet of space located on a portion of the first (1st) floor and the entire second (2nd) floor of the 10275 Building and which is all of the leasable space in the 10275 Building, and (ii) approximately 43,234 rentable square feet of space located on the entire first (1st) floor and the entire second (2nd) floor of the 10285 Building and which is all of the leasable space the 10285 Building, as further set forth in Exhibit A to the Lease. 3. Lease Term (Article 2). 3.1 Length of Term: Ten (10) years and eight (8) months. 3.2 Lease Commencement The earlier to occur of (i) the date upon which Tenant Date: first commences to conduct business in the Premises and (ii) the Possession Date (as that term is defined in Section 1.1.1 of this Lease). 3.3 Lease Expiration Date: If the Lease Commencement Date shall be the first day of a calendar month, then the day immediately preceding the ten (10) year eight (8) month anniversary of the Lease Commencement Date; or, if the Lease 822610.04/WLA [THE BOARDWALK] 183362-00050/9-24-20/mem/mem [Zentalis Pharmaceuticals, Inc.]

Commencement Date shall be other than the first day of a calendar month, then the last day of the month in which the ten (10) year eight (8) month anniversary of the Lease Commencement Date occurs.

4. Base Rent (Article 3):

Lease Year	Annual Base Rent	Monthly Installment of Base Rent	Approximate Monthly Base Rent per Rentable Square Foot*
1**	$7,500,284.40	$625,023.70	$5.30
2**	$7,725,292.92	$643,774.41	$5.46
3	$7,957,051.68	$663,087.64	$5.62
4	$8,195,763.24	$682,980.27	$5.79
5	$8,441,636.16	$703,469.68	$5.97
6	$8,694,885.24	$724,573.77	$6.14
7	$8,955,731.76	$746,310.98	$6.33
8	$9,224,403.72	$768,700.31	$6.52
9	$9,501,135.84	$791,761.32	$6.71
10	$9,786,169.92	$815,514.16	$6.92
11 (eight months)	$10,079,755.08	$839,979.59	$7.12

* The calculation of the Approximate Monthly Base Rent per Rentable Square Foot reflects an annual increase of 3%, rounded to the nearest cent, after the previous Lease Year.

** Tenant's obligation to pay Monthly Installment of Base Rent for (i) the second (2nd) through ninth (9th) full calendar months following the Lease Commencement Date with respect to the 10275 Building, and (ii) the second (2nd) through fourteenth (14th) full calendar months following the Lease Commencement Date with respect to the 10285 Building, shall be subject to the terms of Section 3.2 of the Lease.

5. Tenant Improvement Allowance (**Exhibit B**): An amount equal to $240.00 per rentable square foot of the Premises (*i.e.*, $28,302,960.00 based upon 117,929 rentable square feet in the Premises).

6. Tenant's Share (Article 4): **10275 Building**: One hundred percent (100%).

10285 Building: One hundred percent (100%).

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7. Permitted Use (Article 5): The Premises shall be used only for general office, research and development, engineering, laboratory, storage and/or warehouse uses, including, but not limited to, administrative offices and other lawful uses reasonably related to or incidental to such specified uses, all (i) consistent with first class life sciences projects in the La Jolla area of San Diego, California ("First Class Life Sciences Projects"), and (ii) in compliance with, and subject to, Applicable Laws (as that term is defined in Article 24) and the terms of this Lease. 8. Letter of Credit (Article 21): $1,076,985.00. 9. Parking (Article 28): Three hundred two (302) unreserved parking spaces, provided that (i) Tenant shall have the right to convert up to fifteen (15) of Tenant's unreserved parking spaces to reserved parking spaces near the main entrance to the 10275 Building or in the 10275 Building's subterranean parking garage (subject to Landlord's reasonable designation of the location of such spaces), and (ii) such unreserved parking spaces shall include the exclusive use of all of the parking spaces associated with the employees, subject to the terms of Article 28 of the Lease. 10. Address of Tenant (Section 29.18): Zentalis Pharmaceuticals, Inc. 10835 Road to the Cure, Suite 205 San Diego, CA 92121 Attention: Legal Department (Prior to Lease Commencement Date) and Zentalis Pharmaceuticals, Inc. 10285 Science Center Drive San Diego, California 92121 Attention: Legal Department (After Lease Commencement Date) 11. Address of Landlord (Section 29.18): See Section 29.18 of the Lease. 12. Broker(s) (Section 29.24): Tenant: Cushman & Wakefield Landlord: CBRE 822610.04/WLA [THE BOARDWALK] 183362-00050/9-24-20/mem/mem -3- [Zentalis Pharmaceuticals, Inc.]

1. PREMISES, BUILDING, PROJECT, AND COMMON AREAS 1.1 Premises, Building, Project and Common Areas. 1.1.1 The Premises; Tender of Possession. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the premises set forth in Section 2.2 of the Summary (the "Premises"). The outline of the Premises is set forth in Exhibit A attached hereto. The outline of the "Building" and the "Project," as those terms are defined in Section 1.1.2 below, are further depicted on the Site Plan attached hereto as Exhibit A-1. The parties hereto agree that the lease of the Premises is upon and subject to the terms, covenants and conditions herein set forth, and Tenant covenants as a material part of the consideration for this Lease to keep and perform each and all of such terms, covenants and conditions by it to be kept and performed and that this Lease is made upon the condition of such performance. The parties hereto hereby acknowledge that the purpose of Exhibit A is to show the approximate location of the Premises only, and such Exhibit is not meant to constitute an agreement, representation or warranty as to the construction of the Premises, the precise area thereof or the specific location of the "Common Areas," as that term is defined in Section 1.1.3, below, or the elements thereof or of the accessways to the Premises or the "Project," as that term is defined in Section 1.1.2, below. Except as specifically set forth in this Lease and in the Tenant Work Letter attached hereto as Exhibit B (the "Tenant Work Letter"), Landlord shall tender possession of the Premises to Tenant in its then existing, "as is" condition, and Landlord shall not be obligated to provide or pay for any improvement work or services related to the improvement of the Premises. Landlord shall be deemed to have tendered possession of the Premises to Tenant upon the date of delivery of the Substantial Completion Certificate to Tenant in connection with the Tenant Improvements, as those terms are defined in the Tenant Work Letter (the ""Possession Date"), and no action by Tenant shall be required therefor. Except as expressly set forth in Section 1.1.5, below, if for any reason, Landlord is delayed in tendering possession of the Premises to Tenant by any particular date, Landlord shall not be subject to any liability for such failure, and the validity of this Lease shall not be impaired. Neither Landlord nor any agent of Landlord has made any representation or warranty regarding the condition of the Premises, the Building or the Project or with respect to the suitability of any of the foregoing for the conduct of Tenant's business, except as specifically set forth in this Lease and the Tenant Work Letter. 1.1.2 The Building and The Project. The Premises constitutes the space set forth in Section 2.1 of the Summary. The Building is part of an office/laboratory project currently known as "The Boardwalk." The term "Project," as used in this Lease, shall mean (i) the Building (including the 10275 Building and the 10285 Building) and the Common Areas, (ii) the land (which is improved with landscaping, parking facilities and other improvements) upon which the Building and the Common Areas are located, (iii) the other office/laboratory buildings located at 10265 Science Center Drive (the "10265 Building"), and the land upon which such adjacent office/laboratory building are located, and (iv) at Landlord's discretion, any additional real property, areas, land, buildings or other improvements added thereto outside of the Project (provided that the addition of such additional area does not materially increase Tenant's cost hereunder). 1.1.3 Common Areas. Tenant shall have the non-exclusive right to use in common with other tenants in the Project, and subject to the rules and regulations referred to in Article 5 of this Lease, those portions of the Project which are provided, from time to time, for use in common by Landlord, Tenant and any other tenants of the Project (such areas, together with such other portions of the Project designated by Landlord, in its discretion, are collectively referred to herein as the "Common Areas"). The manner in which the Common Areas are maintained and operated shall be at the sole discretion of Landlord and the use thereof shall be subject to such rules, regulations and restrictions as Landlord may make from time to time. Landlord reserves the right to close temporarily, make alterations or additions to, or change the location of elements of the Project and the Common Areas, provided that, in connection therewith, Landlord shall perform such closures, alterations, additions or changes in a commercially reasonable manner and, in connection therewith, shall use commercially reasonable efforts to minimize any material interference with Tenant's use of and access to the Premises. 1.1.4 Landlord's Twelve Month Warranty. Upon the Lease Commencement Date, the Building Systems (as that term is defined in Section 7.2, below) and the roof (including roof membrane) of each Building (the "Warrantied Improvements") shall be in good working order, condition and repair (collectively, "Good Working Order") and Landlord hereby covenants that the Warrantied Improvements shall remain in Good Working Order for the period (the "Warranty Period") commencing on the Lease Commencement Date and 822610.04/WLA [THE BOARDWALK] 183362-00050/9-24-20/mem/mem [Zentalis Pharmaceuticals, Inc.]

continuing until the first (1st) anniversary of the Lease Commencement Date. Landlord shall, at Landlord's sole cost and expense (which shall not be deemed an Operating Expense, as that term is defined in Section 4.2.4 below), repair or replace any portion of such Warrantied Improvements which is not in Good Working Order during such Warranty Period (" "), provided that the need to repair or replace was not caused by (A) the misuse, misconduct, damage, destruction, omissions, and/or negligence of Tenant, its subtenants and/or assignees, if any (collectively, "Tenant Damage"), or (B) any modifications, Alterations or other improvements constructed by or on behalf of Tenant (collectively, "Tenant Modification"). Landlord's Twelve Month Warranty shall neither (i) be deemed to require Landlord to replace any portion of any Warrantied Improvements, as opposed to repair such portion of such Warrantied Improvements, nor (ii) extend to the costs of normal and customary preventive maintenance relating to the Warrantied Improvements (the responsibility and cost for which will be handled in accordance with other provisions of this Lease). To the extent repairs which Landlord is required to make pursuant to this Section 1.1.4 are necessitated by Tenant Damage or Tenant Modification, then Tenant shall reimburse Landlord for the cost of such repair (provided that if such repairs are necessitated in part by Tenant Damage or Tenant Modification, then Tenant shall reimburse Landlord for an equitable portion of the cost of such repair). If it is determined that the Warrantied Improvements are not then in Good Working Order prior to the first (1st) anniversary of the Lease Commencement Date, then Landlord shall not be liable to Tenant for any damages, but, as Tenant's sole remedy, Landlord, at no cost to Tenant (subject to any repair or replacement necessitated by Tenant Damage or Tenant Modification), shall promptly commence such work or take such other action as may be necessary to place the same in Good Working Order, and shall thereafter diligently and continuously pursue the same to completion. 1.1.5 Occurrence of Lease Commencement Date. Landlord shall use its commercially reasonable, good faith efforts to cause the Lease Commencement Date to occur on or before November 1, 2021. 1.1.5.1 Outside Date of Lease Commencement Date. If Landlord does not cause the Lease Commencement Date to occur on or before July 1, 2022 (the "Outside Date"), then the sole remedy of Tenant for such failure shall be the right to deliver a notice to Landlord (a "Termination Notice") electing to terminate this Lease effective upon the date occurring five (5) business days following receipt by Landlord of the Termination Notice (the "Effective Date"). The Termination Notice must be delivered by Tenant to Landlord, if at all, not earlier than the Outside Date (as the same may be extended pursuant to the terms of Section 1.1.5.3, below) nor later than five (5) business days after the Outside Date. The effectiveness of any such Termination Notice delivered by Tenant to Landlord shall be governed by the terms of this Section 1.1.5. 1.1.5.2 Extension of Outside Date After Delivery of the Termination Notice. If Tenant delivers a Termination Notice to Landlord, then Landlord shall have the right to suspend the occurrence of the Effective Date for a period ending thirty (30) days after the Effective Date by delivering written notice to Tenant, prior to the Effective Date, that, in Landlord's reasonable, good faith judgment, the Lease Commencement Date will occur within thirty (30) days after the Effective Date (the "Termination Extension Notice"). If the Lease Commencement Date occurs within such thirty (30) day suspension period, then the Termination Notice shall be of no force or effect, but if the Lease Commencement Date does not occur within such thirty (30) day suspension period, then this Lease shall terminate upon the expiration of such thirty (30) day suspension period. 1.1.5.3 Extension of Outside Date Prior to the Delivery of Termination Notice. If, prior to the Outside Date, Landlord determines that the Lease Commencement Date will not occur by the Outside Date, then Landlord shall have the right to deliver a written notice to Tenant stating Landlord's opinion as to the date by which the Lease Commencement Date will occur, and Tenant shall be required, within five (5) business days after receipt of such notice, to deliver a notice to Landlord pursuant to which Tenant shall elect either (i) to terminate this Lease, in which case this Lease shall terminate and be of no further force or effect upon Landlord's receipt of such notice, or (ii) to agree to extend the Outside Date to that date set forth in Landlord's notice to Tenant. Failure by Tenant to deliver such notice or to make such election shall be deemed to be Tenant's agreement to extend the Outside Date to that date set forth in Landlord's notice to Tenant. If Tenant agrees or is deemed to have agreed to extend the Outside Date, then Landlord shall have a continuing right to deliver a notice to Tenant which requests Tenant to elect either to terminate this Lease or to further extend the Outside Date as set forth in this Section 1.1.5.3, above, until the occurrence of the Lease Commencement Date or until this Lease is terminated. Upon the delivery of a Termination Notice by Tenant pursuant to Section 1.1.5.1 above in connection with an Outside Date extended pursuant to this Section 1.1.5.3, Landlord shall also have the same right to deliver the Termination Extension Notice as to the new Outside Date, as set forth in Section 1.1.5.2, above. 822610.04/WLA [THE BOARDWALK] 183362-00050/9-24-20/mem/mem -5- [Zentalis Pharmaceuticals, Inc.]

1.1.5.4 Other Terms. The Effective Date and the Outside Date shall be extended to the extent of any delays beyond the reasonable control of Landlord, including any delay or delays caused by "Force Majeure," as that term is defined in Section 29.16 of this Lease, any Tenant delays pursuant to Section 5.2 of the Tenant Work Letter, and any delay or delays encountered by Landlord affecting the construction of the Tenant Improvements due to waiting periods for obtaining governmental permits or approvals in excess of the time periods normally required to obtain such permits or approvals for newly constructed, similarly improved space in office and laboratory buildings in the Torrey Pines market area of San Diego, California. Upon any termination as set forth in this Section 1.1.5, Landlord and Tenant shall be relieved from any and all liability to each other resulting hereunder except that Landlord shall return to Tenant any prepaid rent and the letter of credit. Tenant's rights to terminate this Lease, as set forth in this Section 1.1.5, shall be Tenant's sole and exclusive remedy at law or in equity for the failure of the Lease Commencement Date to occur as set forth above. 1.2 Rentable Square Feet of Premises. The rentable square footage of the Premises is hereby deemed to be as set forth in Section 2.2 of the Summary, and shall not be subject to measurement or adjustment during the Lease Term. 1.3 Temporary Space. In addition to the Premises, commencing as of the substantial completion of the tenant improvements in the Temporary Building (as that term is defined below), which is anticipated to occur on or about November 1, 2020, and continuing until the date that occurs thirty (30) day following the Lease Commencement Date (the "Temporary Space Term"), Tenant shall lease from HCP University Center East LLC, a Delaware limited liability company ("Affiliate Landlord"), an affiliate of Landlord, and Affiliate Landlord shall lease to Tenant approximately 13,251 rentable square feet of space located on the first (1st) floor of that certain building located at 9381 Judicial Drive, San Diego, California (the "Temporary Building"), as more particularly set forth on Exhibit A-2 attached hereto (the "Temporary Space"). Tenant shall lease the Temporary Space on all of the same terms and conditions as apply to the Premises pursuant to this Lease (including, without limitation, Tenant's indemnity and insurance obligations, pursuant to the terms and conditions of Article 10 of this Lease, below, with respect to the Temporary Space), except that (i) Tenant shall not be obligated to pay any Base Rent with respect to the Temporary Space, (ii) for purposes of determining the terms and conditions applicable to the Temporary Space, Affiliate Landlord shall be deemed to be Landlord and the Temporary Building shall be deemed to be the Building, (iii) Tenant shall have no right to sublease or assign the Temporary Space, (iv) Tenant shall have no right to construct any Alterations or other improvements in the Temporary Space, (v) Affiliate Landlord shall construct improvements in the Temporary Space which are a logical extension of the space plan attached hereto as Exhibit A-3, and Tenant shall accept the Temporary Space in its then existing, "as-is" condition without the payment of any improvement allowance; provided, however, Landlord shall deduct One Hundred Fifty-Nine Thousand and No/100 Dollars ($159,000.00) from the Tenant Improvement Allowance in order to reimburse Landlord for certain improvement work requested by Tenant in the Temporary Space, and (vi) Tenant shall be allowed to use up to thirty-six (36) parking spaces in the parking facility associated with the Temporary Building. Notwithstanding the foregoing or anything to the contrary set forth in this Lease, Tenant shall be required to pay Tenant's Share of Direct Expenses attributable to the Temporary Space and all other Additional Rent (as defined in Section 3.2, below) due pursuant to the terms of this Lease during the Temporary Space Term, provided that Tenant's Share shall be equal to 14.23%. Tenant hereby acknowledges that neither Landlord, Affiliate Landlord nor any agent of Landlord or Affiliate Landlord has made any representation or warranty regarding the condition of the Temporary Space with respect to the suitability of such space for the conduct of Tenant's business; provided that Landlord represents and warrants, to its actual knowledge without a duty to investigate, that: (a) the Temporary Space is not in violation of any applicable laws that would prevent Tenant from occupying the Temporary Space once the improvements are complete, and (b) there are no damages or defect with respect to the Temporary Space that would not be discoverable during a visual inspection; provided that if any such damages or defects are discovered the repair shall be governed by the terms of Article 7 of this Lease. Tenant shall vacate and surrender the Temporary Space to Affiliate Landlord on or before the expiration of the Temporary Space Term (provided that if Tenant surrenders the Temporary Space early, Tenant shall provide at least thirty (30) days' prior notice to Affiliate Landlord of such surrender) empty of all furniture and personal property of Tenant, "broom clean", and in as good condition as when it was delivered to Tenant, reasonable wear and tear and casualty damage excepted. If Tenant fails to timely vacate and surrender the Temporary Space, the terms of Article 16 of this Lease shall apply to such holdover, as if the Base Rent payable 822610.04/WLA [THE BOARDWALK] 183362-00050/9-24-20/mem/mem -6- [Zentalis Pharmaceuticals, Inc.]

for the Temporary Space was at the same rate per square foot as is then applicable to the Premises (without considering any free rent attributable to the Premises). 2. LEASE TERM; OPTION TERM 2.1 Lease Term. The terms and provisions of this Lease shall be effective as of the date of this Lease. The term of this Lease (the "Lease Term") shall be as set forth in Section 3.1 of the Summary, shall commence on the date set forth in Section 3.2 of the Summary (the "Lease Commencement Date"), and shall terminate on the date set forth in Section 3.3 of the Summary (the "Lease Expiration Date") unless this Lease is sooner terminated as hereinafter provided. For purposes of this Lease, the term "Lease Year" shall mean each consecutive twelve (12) month period during the Lease Term. At any time during the Lease Term, Landlord may deliver to Tenant a notice in the form as set forth in Exhibit C, attached hereto, as a confirmation only of the information set forth therein, which Tenant shall execute and return to Landlord within ten (10) business days of receipt thereof. 2.2 Option Term. 2.2.1 Option Right. Landlord hereby grants to the originally named Tenant herein (the "Original Tenant") and any "Permitted Transferee Assignee", as that term is defined in Section 14.8 below, two (2) options to extend the Lease Term for a period of five (5) years each (the "Option Term"). The options to extend shall be exercisable only by notice delivered by Tenant to Landlord as provided in Section 2.2.3, below, the following conditions (the "Option Conditions") are satisfied: (i) as of the date of delivery of such notice, Tenant is not in default beyond any applicable notice and cure period under this Lease; (ii) Tenant is not in default beyond any applicable notice and cure period under this Lease at the time Landlord and Tenant execute an amendment to this Lease extending the Lease Term for the applicable Option Term; and (iii) Tenant has not previously been in default with respect to any monetary obligation or material non-monetary obligation beyond any applicable notice and cure period under this Lease more than twice in the preceding twelve (12) month period. Landlord may, at Landlord's option, exercised in Landlord's sole and absolute discretion, waive any of the Option Conditions in which case the option, if otherwise properly exercised by Tenant, shall remain in full force and effect. Upon the proper exercise of an option to extend, the Lease Term shall be extended for a period of five (5) years. The rights contained in this Section 2.2 shall be personal to the Original Tenant and any Permitted Transferee Assignee and may only be exercised by the Original Tenant or a Permitted Transferee Assignee (and not any other assignee or sublessee or "Transferee," terest in this Lease) if the Original Tenant or a Permitted Transferee Assignee, as applicable, occupies the entire Premises. In the event that Tenant fails to timely and appropriately exercise its initial option to extend the Lease Term, or its second option to extend the Lease Term, as the case may be, in accordance with the terms of this Section 2.2, then such option (and any other then-remaining option to extend the Lease Term, if applicable) shall automatically terminate and shall be of no further force or effect. 2.2.2 Option Rent. The Rent payable by Tenant during an Option Term (the "Option Rent") shall be equal to the "Market Rent," as that term is defined in Exhibit F, attached hereto, as such Market Rent is determined pursuant to Exhibit F, attached hereto. The calculation of the "Market Rent" shall be derived from a review of, and comparison to, the "Net Equivalent Lease Rates" of the "Comparable Transactions," as provided for in Exhibit F, and, thereafter, the Market Rent shall be stated as a "Net Equivalent Lease Rate" for the applicable Option Term; provided the Option Rent shall increase by three percent (3%) on each anniversary of the comment of the Option Term. 2.2.3 Exercise of Option. Such options to extend shall be exercisable only by written notice delivered by Tenant to Landlord not more than twelve (12) months nor less than nine (9) months prior to the expiration of the initial Lease Term (or initial Option Term, as the case may be), stating that Tenant is thereby irrevocably exercising its option to lease the Premises during the Option Term (the "Option Exercise Notice"). Landlord shall, within thirty (30) days following Landlord's receipt of the Option Exercise Notice, deliver notice (the "Option Rent Notice") to Tenant setting forth the Option Rent; and (iii) Tenant may, on or before the date occurring fifteen (15) business days after Tenant's receipt of the Option Rent Notice, deliver written notice to Landlord and accept or reject the Option Rent set forth in the Option Rent Notice. If Tenant exercises its option to extend the Lease but fails to accept or reject the Option Rent set forth in the Option Rent Notice, then Tenant shall be deemed to have accepted the Option Rent set forth in the Option Rent Notice. 822610.04/WLA [THE BOARDWALK] 183362-00050/9-24-20/mem/mem -7- [Zentalis Pharmaceuticals, Inc.]

2.2.4 Determination of Option Rent. In the event Tenant timely and appropriately exercises its option to extend the Lease but rejects the Option Rent set forth in the Option Rent Notice pursuant to Section 2.2.3, above, then Landlord and Tenant shall attempt to agree upon the Option Rent using their best good-faith efforts. If Landlord and Tenant fail to reach agreement upon the Option Rent applicable to the Option Term on or before the date that is ninety (90) days prior to the expiration of the initial Lease Term (or initial Option Term, as the case may be) (the "Outside Agreement Date"), then the Option Rent shall be determined by arbitration pursuant to the terms of this Section 2.2.4. Each party shall make a separate determination of the Option Rent, within five (5) business days following the Outside Agreement Date, and such determinations shall be submitted to arbitration in accordance with Sections 2.2.4.1 through 2.2.4.4, below. 2.2.4.1 Landlord and Tenant shall each appoint one arbitrator who shall by profession be a MAI appraiser, real estate broker or real estate lawyer who shall have been active over the five (5) year period ending on the date of such appointment in the appraising and/or leasing of first class office and laboratory properties in the vicinity of the Building. The determination of the arbitrators shall be limited solely to the issue area of whether the actual Option Rent as determined by the arbitrators, taking into account the requirements of Section 2.2.2 of this Lease. Each such arbitrator shall be appointed within fifteen (15) days after the Outside Agreement Date. Landlord and Tenant may consult with their selected arbitrators prior to appointment and may select an arbitrator who is favorable to their respective positions (including an arbitrator who has previously represented Landlord and/or Tenant, as applicable). The arbitrators so selected by Landlord and Tenant shall be deemed "Advocate Arbitrators." 2.2.4.2 The two (2) Advocate Arbitrators so appointed shall be specifically required pursuant to an engagement letter within ten (10) days of the date of the appointment of the last appointed Advocate Arbitrator to agree upon and appoint a third arbitrator ("Neutral Arbitrator") who shall be qualified under the same criteria set forth hereinabove for qualification of the two Advocate Arbitrators except that (i) neither the Landlord or Tenant or either parties' Advocate Arbitrator may, directly or indirectly, consult with the Neutral Arbitrator prior or subsequent to his or her appearance, and (ii) the Neutral Arbitrator cannot be someone who has represented Landlord and/or Tenant during the five (5) year period prior to such appointment. The Neutral Arbitrator shall be retained via 2.2.4.3 Within ten (10) days following the appointment of the Arbitrator, Landlord and Tenant shall enter into an arbitration agreement (the "Arbitration Agreement") which shall set forth the following: 2.2.4.3.1 Each of Landlord's and Tenant's best and final and binding determination of the Option Rent exchanged by the parties pursuant to Section 2.2.4, above; 2.2.4.3.2 An agreement to be signed by the Neutral Arbitrator, the form of which agreement shall be attached as an exhibit to the Arbitration Agreement, whereby the Neutral Arbitrator shall agree to undertake the arbitration and render a decision in accordance with the terms of this Lease, as modified by the Arbitration Agreement, and shall require the Neutral Arbitrator to demonstrate to the reasonable satisfaction of the parties that the Neutral Arbitrator has no conflicts of interest with either Landlord or Tenant; 2.2.4.3.3 Instructions to be followed by the Neutral Arbitrator when conducting such arbitration; 2.2.4.3.4 That Landlord and Tenant shall each have the right to submit to the Neutral Arbitrator (with a copy to the other party), on or before the date that occurs fifteen (15) days following the appointment of the Neutral Arbitrator, an advocate statement (and any other information such party deems relevant) prepared by or on behalf of Landlord or Tenant, as the case may be, in support of Landlord's or Tenant's respective determination of Option Rent (the "Briefs"); 2.2.4.3.5 That within five (5) business days following the exchange of Briefs, Landlord and Tenant shall each have the right to provide the Neutral Arbitrator (with a copy to the other party) with a written rebuttal to the other party's Brief (the "First Rebuttals"); provided, however, such First Rebuttals shall be limited to the facts and arguments raised in the other party's Brief and shall identify clearly which argument or fact of the other party's Brief is intended to be rebutted; 822610.04/WLA [THE BOARDWALK] 183362-00050/9-24-20/mem/mem -8- [Zentalis Pharmaceuticals, Inc.]

2.2.4.3.6 That within five (5) business days following the parties' receipt of each other's First Rebuttal, Landlord and Tenant, as applicable, shall each have the right to provide the Neutral Arbitrator (with a copy to the other party) with a written rebuttal to the other party's First Rebuttal (the "Second Rebuttals"); provided, however, such Second Rebuttals shall be limited to the facts and arguments raised in the other party's First Rebuttal and shall identify clearly which argument or fact of the other party's First Rebuttal is intended to be rebutted; 2.2.4.3.7 The date, time and location of the arbitration, which shall be mutually and reasonably agreed upon by Landlord and Tenant, taking into consideration the schedules of the Neutral Arbitrator, the Advocate Arbitrators, Landlord and Tenant, and each party's applicable consultants, which date shall in any event be within forty-five (45) days following the appointment of the Neutral Arbitrator; 2.2.4.3.8 That no discovery shall take place in connection with the arbitration, other than to verify the factual information that is presented by Landlord or Tenant; 2.2.4.3.9 That the Neutral Arbitrator shall not be allowed to undertake an independent investigation or consider any factual information other than presented by Landlord or Tenant, except that the Neutral Arbitrator shall be permitted to visit the Project and the buildings containing the Comparable Transactions; 2.2.4.3.10 The specific persons that shall be allowed to attend the arbitration; 2.2.4.3.11 Tenant shall have the right to present oral arguments to the Neutral Arbitrator at the arbitration for a period of time not to exceed three (3) hours ("Tenant's Initial Statement"); 2.2.4.3.12 Following Tenant's Initial Statement, Landlord shall have the right to present oral arguments to the Neutral Arbitrator at the arbitration for a period of time not to exceed three (3) hours ("Landlord's Initial Statement"); 2.2.4.3.13 Following Landlord's Initial Statement, Tenant shall have up to two (2) additional hours to present additional arguments and/or to rebut the arguments of Landlord ("Tenant's Rebuttal Statement"); 2.2.4.3.14 Following Tenant's Rebuttal Statement, Landlord shall have up to two (2) additional hours to present additional arguments and/or to rebut the arguments of Tenant ("Landlord's Rebuttal Statement"); 2.2.4.3.15 That, not later than ten (10) days after the date of the arbitration, the Neutral Arbitrator shall render a decision (the "Ruling") indicating whether Landlord's or Tenant's submitted Option Rent is closer to the Option Rent; 2.2.4.3.16 That following notification of the Ruling, Landlord's or Tenant's submitted Option Rent determination, whichever is selected by the Neutral Arbitrator as being closer to the Option Rent shall become the then applicable Option Rent; and 2.2.4.3.17 That the decision of the Neutral Arbitrator shall be binding on Landlord and Tenant. If a date by which an event described in Section 2.2.4.3, above, is to occur falls on a weekend or a holiday, the date shall be deemed to be the next business day. 2.2.4.4 In the event that the Option Rent shall not have been determined pursuant to the terms hereof prior to the commencement of the Option Term, Tenant shall be required to pay the Option Rent, initially provided by Landlord to Tenant, and upon the final determination of the Option Rent, the payments made by Tenant shall be reconciled with the actual amounts due, and the appropriate party shall make any corresponding payment to the other party. 822610.04/WLA [THE BOARDWALK] 183362-00050/9-24-20/mem/mem -9- [Zentalis Pharmaceuticals, Inc.]

2.3 Tenant Termination Right. Notwithstanding any provision to the contrary contained in this Lease, Tenant shall have two (2) options (each, a "Termination Option") to terminate and cancel this Lease effective as of (i) the last day of the ninety-second (92nd) full calendar month of the Lease Term with respect to the first Termination Option, and (ii) the last day of the one hundred forth (104th) full calendar month of the Lease Term with respect to the Termination Date Termination Notice ndlord on or before the date which is twelve (12) full calendar months prior to the applicable Termination Date, and, concurrently with its delivery of such Termination Fee (A) the total amount of Base Rent and estimated Direct Expenses which would otherwise have been paid by Tenant (as if this Lease had not been terminated) for the nine (9) calendar months following the Termination Date with respect to the first Termination Option, and (B) the total amount of Base Rent and estimated Direct Expenses which would otherwise have been paid by Tenant (as if this Lease had not been terminated) for the seven (7) calendar months following the Termination Date with respect to the second Termination Option. of the Termination Notice and the Termination Fee, this Lease shall automatically terminate and be of no further force or effect, and Landlord and Tenant shall be relieved of their respective obligations under this Lease, as of the Termination Date, except with respect to those obligations set forth in this Lease, which specifically survive the expiration or earlier termination of this Lease, including, without limitation, the payment by Tenant of all amounts owed by Tenant under this Lease, up to and including the Termination Date. Each Termination Option shall automatically terminate and be of no further force or effect in the event (x) Tenant fails to properly and timely exercise such Termination Option as set forth in th been terminated, or (z) Tenant is in default under this Lease (beyond the expiration of all applicable notice and cure ination Notice to Landlord. The Termination Options granted to Tenant under this Section 2.3 is personal to the Original Tenant and its Permitted Transferee Assignee and may not be exercised by any assignee, sublessee, or transferee of th Permitted Transferee Assignee' interest in this Lease. 2.4 Expansion Termination Right. 2.4.1 Exercise of Termination Right. If Tenant requires additional space for its business operations within the Premises, and If Landlord is unable to accommodate Tenant's need for additional space in the Project, and as a result Tenant and Landlord or an affiliate of Landlord (an entity which is controlled by, controls, or is under common control with, Landlord) fully execute and deliver a lease for space larger than the then Premises (the "Expansion Lease"), upon terms mutually acceptable to each party in each party's sole and absolute discretion, then Tenant may terminate this Lease by delivering written notice to Landlord (the "Termination Notice") at least three (3) business days prior to Landlord's delivery of the executed Expansion Lease to Tenant, which termination shall be effective as of the commencement date of the Expansion Lease (the "Termination Date"), and shall be without the payment of any termination penalty or fee by Tenant. 2.4.2 Termination of Lease. Provided that Tenant timely elects to terminate this Lease in accordance with Section 2.4.1, above, this Lease shall automatically terminate and be of no further force or effect, and Landlord and Tenant shall be relieved of their respective obligations under this Lease, as of the Termination Date, except with respect to those obligations set forth in this Lease which specifically survive the expiration or earlier termination of this Lease, including, without limitation, the payment by Tenant of all amounts owed by Tenant under this Lease that accrued prior to the Termination Date. The termination right contained in this Section 2.4 shall be personal to the Original Tenant or any Permitted Transferee Assignee, and may only be exercised by Original Tenant or any Permitted Transferee Assignee (and not by any assignee, sublessee or other Transferee of Tenant's interest in this Lease) if Original Tenant or any Permitted Transferee Assignee occupies the entire Premises. 3. BASE RENT 3.1 Base Rent. Tenant shall pay, without prior notice or demand, to Landlord or Landlord's agent at the management office of the Project, or, at Landlord's option, at such other place as Landlord may from time to time designate in writing, by a check for currency which, at the time of payment, is legal tender for private or public debts in the United States of America, base rent ("Base Rent") as set forth in Section 4 of the Summary, payable in equal monthly installments as set forth in Section 4 of the Summary in advance on or before the first day of each and every 822610.04/WLA [THE BOARDWALK] 183362-00050/9-24-20/mem/mem -10- [Zentalis Pharmaceuticals, Inc.]

calendar month during the Lease Term, without any setoff or deduction whatsoever. The Base Rent and Tenant's Share of the estimated Direct Expenses (as those terms are defined in Sections 4.2.6 and 4.2.2 of this Lease) for the first full month of the Lease Term in an amount equal to $810,172.70 (i.e., $625,023.70 for the Base Rent and $ 185,149.00 for Tenant's Share of the estimated Direct Expenses for the first full month of the Lease Term) shall be paid at the time of Tenant's execution of this Lease. If any Rent payment date (including the Lease Commencement Date) falls on a day of the month other than the first day of such month or if any payment of Rent is for a period which is shorter than one month, the Rent for any fractional month shall accrue on a daily basis for the period from the date such payment is due to the end of such calendar month or to the end of the Lease Term at a rate per day which is equal to 1/365 of the applicable annual Rent. All other payments or adjustments required to be made under the terms of this Lease that require proration on a time basis shall be prorated on the same basis. 3.2 Abated Base Rent. Provided that Tenant is not then in default of this Lease beyond applicable notice and cure periods, then during (i) the second (2nd) through ninth (9th) full calendar months following the Lease Commencement Date with respect to the 10275 Building, and (ii) the second (2nd) through fourteenth (14th) full Rent Abatement Period nt otherwise attributable to the Premises during Rent Abatement of the Rent Abatement equals (a) $3,167,068.00 with respect to the 10275 Building, and (b) $2,992,571.02 with respect to the 10275 Building. Tenant acknowledges and agrees that the foregoing Rent Abatement has been granted to Tenant as additional consideration for entering into this Lease, and for agreeing to pay the rental and performing the terms and conditions otherwise required under this Lease. If Tenant shall be in default under this Lease, and shall fail to cure such default within the notice and cure period, if any, permitted for cure pursuant to terms and conditions of the Lease, or if this Lease is terminated of this Lease or an event of casualty or condemnation, at any time prior to the expiration of the Rent Abatement Period, then the dollar amount of the unapplied portion of the Rent Abatement as of the date of such default or termination, as the case may be, shall be converted to a credit to be applied to the Base Rent applicable at the end of the Lease Term and Tenant shall immediately be obligated to begin paying Base Rent for the Premises in full. 4. ADDITIONAL RENT 4.1 General Terms. 4.1.1 Direct Expenses; Additional Rent. In addition to paying the Base Rent specified in Article 3 of this Lease, Tenant shall pay "Tenant's Share" of the annual "Direct Expenses," as those terms are defined in Sections 4.2.6 and 4.2.2 of this Lease, respectively. Such payments by Tenant, together with any and all other amounts payable by Tenant to Landlord pursuant to the terms of this Lease, are hereinafter collectively referred to as the "Additional Rent", and the Base Rent and the Additional Rent are herein collectively referred to as "Rent." All amounts due under this Article 4 as Additional Rent shall be payable for the same periods and in the same manner as the Base Rent. Without limitation on other obligations of Tenant which survive the expiration of the Lease Term, the obligations of Tenant to pay the Additional Rent provided for in this Article 4 shall survive the expiration of the Lease Term. 4.1.2 Triple Net Lease. Landlord and Tenant acknowledge that, except as otherwise provided to the contrary in this Lease, it is their intent and agreement that this Lease be a "TRIPLE NET" lease and that as such, the provisions contained in this Lease are intended to pass on to Tenant or reimburse Landlord for the costs and expenses reasonably associated with this Lease, the Building and the Project, and Tenant's operation therefrom. To the extent such costs and expenses payable by Tenant cannot be charged directly to, and paid by, Tenant, such costs and expenses shall be paid by Landlord but reimbursed by Tenant as Additional Rent. 4.2 Definitions of Key Terms Relating to Additional Rent. As used in this Article 4, the following terms shall have the meanings hereinafter set forth: 4.2.1 Intentionally Deleted. 4.2.2 "Direct Expenses" shall mean "Operating Expenses" and "Tax Expenses." 822610.04/WLA [THE BOARDWALK] 183362-00050/9-24-20/mem/mem -11- [Zentalis Pharmaceuticals, Inc.]

4.2.3 "Expense Year" shall mean each calendar year in which any portion of the Lease Term falls, through and including the calendar year in which the Lease Term expires, provided that Landlord, upon notice to Tenant, may change the Expense Year from time to time to any other twelve (12) consecutive month period, and, in the event of any such change, Tenant's Share of Direct Expenses shall be equitably adjusted for any Expense Year involved in any such change. 4.2.4 "Operating Expenses" shall mean all expenses, costs and amounts of every kind and nature which Landlord pays or accrues during any Expense Year because of or in connection with the ownership, management, maintenance, security, repair, replacement, restoration or operation of the Project, or any portion thereof. Without limiting the generality of the foregoing, Operating Expenses shall specifically include any and all of the following: (i) the cost of supplying all utilities, the cost of operating, repairing, maintaining, and renovating the utility, telephone, mechanical, sanitary, storm drainage, and elevator systems, and the cost of maintenance and service contracts in connection therewith; (ii) the cost of licenses, certificates, permits and inspections and the cost of contesting any governmental enactments which may affect Operating Expenses, and the costs incurred in connection with a governmentally mandated transportation system management program or similar program; (iii) the cost of all insurance carried by Landlord in connection with the Project and Premises as reasonably determined by Landlord; (iv) the cost of landscaping, relamping, and all supplies, tools, equipment and materials used in the operation, repair and maintenance of the Project, or any portion thereof; (v) the cost of parking area operation, repair, restoration, and maintenance; (vi) fees and other costs, including management and/or incentive fees, consulting fees, legal fees and accounting fees, of all contractors and consultants in connection with the management, operation, maintenance and repair of the Project; (vii) payments under any equipment rental agreements and the fair rental value of any management office space; (viii) subject to item (f), below, wages, salaries and other compensation and benefits, including taxes levied thereon, of all persons engaged in the operation, maintenance and security of the Project; (ix) costs under any instrument pertaining to the sharing of costs by the Project; (x) operation, repair, maintenance and replacement of all systems and equipment and components thereof of the Project; (xi) the cost of janitorial, alarm, security and other services, replacement of wall and floor coverings, ceiling tiles and fixtures in common areas, maintenance and replacement of curbs and walkways, repair to roofs and re-roofing; (xii) amortization (including interest on the unamortized cost) over such period of time as Landlord shall reasonably determine, of the cost of acquiring or the rental expense of personal property used in the maintenance, operation and repair of the Project, or any portion thereof; (xiii) the cost of capital improvements or other costs incurred in connection with the Project (A) which are intended to effect economies in the operation or maintenance of the Project, or any portion thereof, or to reduce current or future Operating Expenses or to enhance the safety or security of the Project or its occupants, (B) that are required to comply with present or anticipated conservation programs, (C) which are replacements or modifications of nonstructural items located in the Common Areas required to keep the Common Areas in good order or condition, (D) that are required under any governmental law or regulation, or (E) which are repairs, replacements or modifications to the Building Systems (as defined in Section 7.1, below); provided, however, that any capital expenditure shall be amortized (including interest on the amortized cost) over such period of time as Landlord shall reasonably determine; and (xiv) costs, fees, charges or assessments imposed by, or resulting from any mandate imposed on Landlord by, any federal, state or local government for fire and police protection, trash removal, community services, or other services which do not constitute "Tax Expenses" as that term is defined in Section 4.2.5, below, (xv) cost of tenant relation programs reasonably established by Landlord, and (xvi) payments under any easement, license, operating agreement, declaration, restrictive covenant, or instrument pertaining to the sharing of costs by the Building, including, without limitation, any covenants, conditions and restrictions affecting the property, and reciprocal easement agreements affecting the property, any parking licenses, and any agreements with transit agencies affecting the Property (collectively, "Underlying Documents"). Notwithstanding the foregoing, for purposes of this Lease, Operating Expenses shall not, however, include: (a) costs, including legal fees, space planners' fees, advertising and promotional expenses (except as otherwise set forth above), and brokerage fees incurred in connection with the original construction or development, or original or future leasing of the Project, and costs, including permit, license and inspection costs, incurred with respect to the installation of tenant improvements made for new tenants initially occupying space in the Project after the Lease Commencement Date or incurred in renovating or otherwise improving, decorating, painting or redecorating vacant space for tenants or other occupants of the Project (excluding, however, such costs relating to any common areas of the Project or parking facilities); 822610.04/WLA [THE BOARDWALK] 183362-00050/9-24-20/mem/mem -12- [Zentalis Pharmaceuticals, Inc.]

(b) except as set forth in items (xii), (xiii), and (xiv) above, depreciation, interest and principal payments on mortgages and other debt costs, if any, penalties and interest; (c) costs for which the Landlord is reimbursed by any tenant or occupant of the Project or by insurance by its carrier or any tenant's carrier or by anyone else, and electric power costs for which any tenant directly contracts with the local public service company; (d) any bad debt loss, rent loss, or reserves for bad debts or rent loss; (e) costs associated with the operation of the business of the partnership or entity which constitutes the Landlord, as the same are distinguished from the costs of operation of the Project (which shall specifically include, but not be limited to, accounting costs associated with the operation of the Project). Costs associated with the operation of the business of the partnership or entity which constitutes the Landlord include costs of partnership accounting and legal matters, costs of defending any lawsuits with any mortgagee (except as the actions of the Tenant may be in issue), costs of selling, syndicating, financing, mortgaging or hypothecating any of the Landlord's interest in the Project, and costs incurred in connection with any disputes between Landlord and its employees, between Landlord and Project management, or between Landlord and other tenants or occupants; (f) the wages and benefits of any employee who does not devote substantially all of his or her employed time to the Project unless such wages and benefits are prorated to reflect time spent on operating and managing the Project vis-a-vis time spent on matters unrelated to operating and managing the Project; provided, that in no event shall Operating Expenses for purposes of this Lease include wages and/or benefits attributable to personnel above the level of Project manager; (g) amount paid as ground rental for the Project by the Landlord; (h) except for a Project management fee to the extent allowed pursuant to item (l) below, overhead and profit increment paid to the Landlord or to subsidiaries or affiliates of the Landlord for services in the Project to the extent the same exceeds the costs of such services rendered by qualified, first-class unaffiliated third parties on a competitive basis; (i) any compensation paid to clerks, attendants or other persons in commercial concessions operated by the Landlord, provided that any compensation paid to any concierge at the Project shall be includable as an Operating Expense; (j) rentals and other related expenses incurred in leasing air conditioning systems, elevators or other equipment which if purchased the cost of which would be excluded from Operating Expenses as a capital cost, except equipment not affixed to the Project which is used in providing engineering, janitorial or similar services and, further excepting from this exclusion such equipment rented or leased to remedy or ameliorate an emergency condition in the Project ; (k) all items and services for which Tenant or any other tenant in the Project reimburses Landlord or which Landlord provides selectively to one or more tenants (other than Tenant) without reimbursement; (l) any costs expressly excluded from Operating Expenses elsewhere in this Lease; (m) rent for any office space occupied by Project management personnel to the extent the size or rental rate of such office space exceeds the size or fair market rental value of office space occupied by management personnel of the comparable buildings in the vicinity of the Building, with adjustment where appropriate for the size of the applicable project; (n) costs arising from the gross negligence or willful misconduct of Landlord in connection with this Lease; 822610.04/WLA [THE BOARDWALK] 183362-00050/9-24-20/mem/mem -13- [Zentalis Pharmaceuticals, Inc.]

(o) costs incurred to comply with laws relating to the removal of hazardous material (as defined under Applicable Law) which was in existence in the Building or on the Project prior to the Lease Commencement Date, and was of such a nature that a federal, State or municipal governmental authority, if it had then had knowledge of the presence of such hazardous material, in the state, and under the conditions that it then existed in the Building or on the Project, would have then required the removal of such hazardous material or other remedial or containment action with respect thereto; and costs incurred to remove, remedy, contain, or treat hazardous material, which hazardous material is brought into the Building or onto the Project after the date hereof by Landlord or any other tenant of the Project and is of such a nature, at that time, that a federal, State or municipal governmental authority, if it had then had knowledge of the presence of such hazardous material, in the state, and under the conditions, that it then exists in the Building or on the Project, would have then required the removal of such hazardous material or other remedial or containment action with respect thereto; (p) costs of items considered capital repairs, replacements, improvements and equipment under sound real estate management and accounting principles consistently applied, except as expressly included in Operating Expenses pursuant to the definition above, including, without limitation, as otherwise set forth in item (xiii) of Section 4.2.4 above; (q) charitable or political contributions and membership fees or other payments to trade organizations; (r) costs of Tenant Improvements which are to be borne by Landlord pursuant to this Lease; (s) the costs of acquiring investment-grade art; (t) legal fees incurred in negotiating and enforcing tenant leases; (u) costs (i.e., interest and penalties) incurred or any other lease, mortgage, or other agreement, in each case affecting the Project; (v) interest, fines or penalties for late payment or violations of Applicable Laws by Landlord, except to the extent incurring such expense is caused by a corresponding late payment or violation of an Applicable Law by Tenant, in which event Tenant shall be responsible for the full amount of such expense; and (w) any item of expense which, if included in Operating Expenses, would result in a double collection of such item by Landlord. In addition to the foregoing Operating Expense exclusions, Tenant's Share of the fees for management of the Project included in Operating Expenses shall not exceed two and 75/100 percent (2.75%) of the aggregate Base Rent and Tenant's Share of Direct Expenses, adjusted and grossed up to reflect Tenant paying full Rent, as contrasted with free rent, half rent and the like (the "Management Fee"). 4.2.5 Taxes. 4.2.5.1 "Tax Expenses" shall mean all federal, state, county, or local governmental or municipal taxes, fees, charges or other impositions of every kind and nature, whether general, special, ordinary or extraordinary (including, without limitation, real estate taxes, general and special assessments, transit taxes, leasehold taxes or taxes based upon the receipt of rent, including gross receipts or sales taxes applicable to the receipt of rent, unless required to be paid by Tenant, personal property taxes imposed upon the fixtures, machinery, equipment, apparatus, systems and equipment, appurtenances, furniture and other personal property used in connection with the Project, or any portion thereof), which shall be paid or accrued during any Expense Year (without regard to any different fiscal year used by such governmental or municipal authority) because of or in connection with the ownership, leasing and operation of the Project, or any portion thereof. 822610.04/WLA [THE BOARDWALK] 183362-00050/9-24-20/mem/mem -14- [Zentalis Pharmaceuticals, Inc.]

4.2.5.2 Tax Expenses shall include, without limitation: (i) any tax on the rent, right to rent or other income from the Project, or any portion thereof, or as against the business of leasing the Project, or any portion thereof; (ii) any assessment, tax, fee, levy or charge in addition to, or in substitution, partially or totally, of any assessment, tax, fee, levy or charge previously included within the definition of real property tax; (iii) any assessment, tax, fee, levy, or charge allocable to or measured by the area of the Premises or the Rent payable hereunder, including, without limitation, any business or gross income tax or excise tax with respect to the receipt of such rent, or upon or with respect to the possession, leasing, operating, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises, or any portion thereof; and (iv) any assessment, tax, fee, levy or charge, upon this transaction or any document to which Tenant is a party, creating or transferring an interest or an estate in the Premises or the improvements thereon. 4.2.5.3 Any costs and expenses (including, without limitation, reasonable attorneys' and consultants' fees) incurred in attempting to protest, reduce or minimize Tax Expenses shall be included in Tax Expenses in the Expense Year such expenses are incurred. Tax refunds shall be credited against Tax Expenses and refunded to Tenant regardless of when received, based on the Expense Year to which the refund is applicable, provided that in no event shall the amount to be refunded to Tenant for any such Expense Year exceed the total amount paid by Tenant as Additional Rent under this Article 4 for such Expense Year. If Tax Expenses for any period during the Lease Term or any extension thereof are increased after payment thereof for any reason, including, without limitation, error or reassessment by applicable governmental or municipal authorities, Tenant shall pay Landlord upon demand Tenant's Share of any such increased Tax Expenses. Notwithstanding anything to the contrary contained in this Section 4.2.5, there shall be excluded from Tax Expenses (i) all excess profits taxes, franchise taxes, gift taxes, capital stock taxes, inheritance and succession taxes, estate taxes, federal and state income taxes, and other taxes to the extent applicable to Landlord's net income (as opposed to rents, receipts or income attributable to operations at the Project), (ii) any items included as Operating Expenses, and (iii) any items paid by Tenant under Section 4.5 of this Lease. 4.2.6 "Tenant's Share" shall mean the percentage set forth in Section 6 of the Summary. 4.3 Allocation of Direct Expenses. 4.3.1 The parties acknowledge that the Building is a part of a multi-building project and that the costs and expenses incurred in connection with the Project (i.e., the Direct Expenses) should be shared between the Building and the other buildings in the Project. Accordingly, as set forth in Section 4.2 above, Direct Expenses (which consist of Operating Expenses and tax Expenses) are determined annually for the Project as a whole, and a portion of the Direct Expenses, which portion shall be determined by Landlord on an equitable basis, shall be allocated to the Building (as opposed to other buildings in the Project). Such portion of Direct Expenses allocated to the Building shall include all Direct Expenses attributable solely to the Building and an equitable portion of the Direct Expenses attributable to the Project as a whole, and shall not include Direct Expenses attributable solely to other buildings in the Project. 4.3.2 Cost Pools. Landlord shall have the right, from time to time, to equitably allocate some or all of the Direct Expenses for the Project among different portions or occupants of the Project (the "Cost Pools"), in Landlord's reasonable discretion. Such Cost Pools may include, but shall not be limited to, the office space tenants of a building of the Project or of the Project, and the laboratory space tenants of a building of the Project or of the Project. The Direct Expenses within each such Cost Pool shall be allocated and charged to the tenants within such Cost Pool in an equitable manner. 4.4 Calculation and Payment of Additional Rent. Tenant shall pay to Landlord, in the manner set forth in Section 4.4.1, below, and as Additional Rent, Tenant's Share of Direct Expenses for each Expense Year. Notwithstanding anything to the contrary contained in this Article 4, the aggregate "Controllable Expenses" (as defined in this Section 4.4, below) included in Direct Expenses in any Expense Year after the first (1st) Lease Year shall not increase by more than five percent (5%) on an annual, cumulative and compounded basis, over the actual aggregate Controllable Expenses included in Direct Expenses for the first (1st) Lease Year. For purposes of this Section 4.4, "Controllable Expenses" shall mean all Direct Expenses except: (i) Tax Expenses, and any and all assessments, including assessment districts and government-mandated charges with respect to the Building or Project, or any part thereof (ii) insurance carried by Landlord with respect to Project and/or the operation thereof; (iii) costs of utilities, including, without limitation, electricity, water, HVAC and sewer charges, utility surcharges and assessments, 822610.04/WLA [THE BOARDWALK] 183362-00050/9-24-20/mem/mem -15- [Zentalis Pharmaceuticals, Inc.]

and refuse removal; (iv) Permitted Capital Expenses; (v) the cost of union labor (including janitorial staff and security personnel), including labor which is not union as of the date of this Lease but which unionizes after the date of this Lease, and increases in wages, salaries and other compensation and benefits paid to Landlord's contractors engaged in the operation, management, maintenance or security of the Building or Project, to the extent such increases are due to increases in the applicable minimum wage legally required to be paid to such personnel, (vi) costs to comply with applicable laws and other governmental requirements first enacted or made applicable to the Building after the Lease Commencement Date, and (vii) costs relating to Force Majeure. 4.4.1 Statement of Actual Direct Expenses and Payment by Tenant. Landlord shall give to Tenant following the end of each Expense Year, a statement (the "Statement") which shall state the Direct Expenses incurred or accrued for such preceding Expense Year, and which shall indicate the amount of Tenant's Share of Direct Expenses. Upon receipt of the Statement for each Expense Year commencing or ending during the Lease Term, Tenant shall pay, with its next installment of Base Rent due, the full amount of Tenant's Share of Direct Expenses for such Expense Year, less the amounts, if any, paid during such Expense Year as "Estimated Direct Expenses," as that term is defined in Section 4.4.2, below, and if Tenant paid more as Estimated Direct Expenses than the actual Tenant's Share of Direct Expenses, Tenant shall receive a credit in the amount of Tenant's overpayment against Rent next due under this Lease. The failure of Landlord to timely furnish the Statement for any Expense Year shall not prejudice Landlord or Tenant from enforcing its rights under this Article 4. Even though the Lease Term has expired and Tenant has vacated the Premises, when the final determination is made of Tenant's Share of Direct Expenses for the Expense Year in which this Lease terminates, Tenant shall immediately pay to Landlord such amount, and if Tenant paid more as Estimated Direct Expenses than the actual Tenant's Share of Direct Expenses, Landlord shall, within thirty (30) days, deliver a check payable to Tenant in the amount of the overpayment or apply such overpayment against any unpaid Rent. The provisions of this Section 4.4.1 shall survive the expiration or earlier termination of the Lease Term. 4.4.2 Statement of Estimated Direct Expenses. In addition, Landlord shall endeavor to give Tenant a yearly expense estimate statement (the "Estimate Statement") which shall set forth Landlord's reasonable estimate (the "Estimate") of what the total amount of Direct Expenses for the then-current Expense Year shall be and the estimated Tenant's Share of Direct Expenses (the "Estimated Direct Expenses"). The failure of Landlord to timely furnish the Estimate Statement for any Expense Year shall not preclude Landlord from enforcing its rights to collect any Estimated Direct Expenses under this Article 4, nor shall Landlord be prohibited from revising any Estimate Statement or Estimated Direct Expenses theretofore delivered to the extent necessary. Thereafter, Tenant shall pay, with its next installment of Base Rent due, a fraction of the Estimated Direct Expenses for the then-current Expense Year (reduced by any amounts paid pursuant to the last sentence of this Section 4.4.2). Such fraction shall have as its numerator the number of months which have elapsed in such current Expense Year, including the month of such payment, and twelve (12) as its denominator. Until a new Estimate Statement is furnished (which Landlord shall have the right to deliver to Tenant at any time), Tenant shall pay monthly, with the monthly Base Rent installments, an amount equal to one-twelfth (1/12) of the total Estimated Direct Expenses set forth in the previous Estimate Statement delivered by Landlord to Tenant. 4.5 Taxes and Other Charges for Which Tenant Is Directly Responsible. Tenant shall be liable for and shall pay before delinquency, taxes levied against Tenant's equipment, furniture, fixtures and any other personal property located in or about the Premises. If any such taxes on Tenant's equipment, furniture, fixtures and any other personal property are levied against Landlord or Landlord's property or if the assessed value of Landlord's property is increased by the inclusion therein of a value placed upon such equipment, furniture, fixtures or any other personal property and if Landlord pays the taxes based upon such increased assessment, which Landlord shall have the right to do regardless of the validity thereof but only under proper protest if requested by Tenant, Tenant shall , repay to Landlord the taxes so levied against Landlord or the proportion of such taxes resulting from such increase in the assessment, as the case may be. 5. USE OF PREMISES 5.1 Permitted Use. Tenant shall use the Premises solely for the Permitted Use set forth in Section 7 of the Summary and Tenant shall not use or permit the Premises or the Project to be used for any other purpose or purposes whatsoever without the prior written consent of Landlord, which may be withheld in Landlord's sole discretion. 822610.04/WLA [THE BOARDWALK] 183362-00050/9-24-20/mem/mem -16- [Zentalis Pharmaceuticals, Inc.]

5.2 **Prohibited Uses**. Tenant further covenants and agrees that Tenant shall not use, or suffer or permit any person or persons to use, the Premises or any part thereof for any use or purpose in violation of the laws of the United States of America, the State of California, or the ordinances, regulations or requirements of the local municipal or county governing body or other lawful authorities having jurisdiction over the Project) including, without limitation, any such laws, ordinances, regulations or requirements relating to hazardous materials or substances, as those terms are defined by Applicable Laws now or hereafter in effect, or any Underlying Documents. Landlord shall have the right to impose reasonable and customary rule and regulations regarding the use of the Project, as reasonably deemed necessary by Landlord with respect to the orderly operation of the Project, and Tenant shall comply with such reasonable rules and regulations to the extent such rules and regulations are provided to Tenant in writing and apply on a non-discriminatory basis to all similar tenants of the Project. Tenant shall not do or permit anything to be done in or about the Premises which will in any way damage the reputation of the Project or obstruct or interfere with the rights of other tenants or occupants of the Building, or injure or annoy them or use or allow the Premises to be used for any improper, unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises. Tenant shall comply with, and Tenant's rights and obligations under the Lease and Tenant's use of the Premises shall be subject and subordinate to, all recorded easements, covenants, conditions, and restrictions now or hereafter affecting the Project.

5.3 **Hazardous Materials**.

5.3.1 **Tenant's Obligations**.

5.3.1.1 **Prohibitions**. As a material inducement to Landlord to enter into this Lease with Tenant, Tenant has fully and accurately completed Landlord's Pre-Leasing Environmental Exposure Questionnaire (the "**Environmental Questionnaire**"), which is attached as **Exhibit E**. Tenant agrees that except for those chemicals or materials, and their respective quantities, specifically listed on the Environmental Questionnaire, neither Tenant nor Tenant's employees, contractors and subcontractors of any tier, entities with a contractual relationship with Tenant (other than Landlord), or any entity acting as an agent or sub-agent of Tenant (collectively, "**Tenant's Agents**") will produce, use, store or generate any "Hazardous Materials," as that term is defined below, on, under or about the Premises, nor cause or permit any Hazardous Material to be brought upon, placed, stored, manufactured, generated, blended, handled, recycled, used or "Released," as that term is defined below, on, in, under or about the Premises. If any information provided to Landlord by Tenant on the Environmental Questionnaire, or otherwise relating to information concerning Hazardous Materials is false, incomplete, or misleading in any material respect, the same shall be deemed an Event of Default by Tenant under this Lease. Landlord's prior written consent shall be required to any Hazardous Materials use for the Premises not described on the initial Environmental Questionnaire, such consent to be withheld in Landlord's sole discretion. Tenant shall not install or permit any underground storage tank on the Premises. For purposes of this Lease, "**Hazardous Materials**" means all flammable explosives, petroleum and petroleum products, waste oil, radon, radioactive materials, toxic pollutants, asbestos, polychlorinated biphenyls ("**PCBs**"), medical waste, chemicals known to cause cancer or reproductive toxicity, pollutants, contaminants, hazardous wastes, toxic substances or related materials, including without limitation any chemical, element, compound, mixture, solution, substance, object, waste or any combination thereof, which is or may be hazardous to human health, safety or to the environment due to its radioactivity, ignitability, corrosiveness, reactivity, explosiveness, toxicity, carcinogenicity, infectiousness or other harmful or potentially harmful properties or effects, or defined as, regulated as or included in, the definition of "hazardous substances," "hazardous wastes," "hazardous materials," or "toxic substances" under any Environmental Laws. The term "Hazardous Materials" for purposes of this Lease shall also include any mold, fungus or spores, whether or not the same is defined, listed, or otherwise classified as a "hazardous material" under any Environmental Laws, if such mold, fungus or spores would pose a risk to human health or the environment or negatively impact the value of the Premises. For purposes of this Lease, "**Release**" or "**Released**" or "**Releases**" shall mean any release, deposit, discharge, emission, leaking, spilling, seeping, migrating, injecting, pumping, pouring, emptying, escaping, dumping, disposing, or other movement of Hazardous Materials into the environment. Notwithstanding anything to the contrary set forth in this Lease, Tenant shall be permitted to use cleaning solvents, toner, and other items customarily used in an office setting without Landlord's prior consent.

5.3.1.2 **Notices to Landlord**. Tenant shall notify Landlord in writing as soon as possible but in no event later than five (5) days after (i) Tenant becomes aware of the occurrence of any actual, alleged or threatened Release of any Hazardous Material in, on, under, from, about or in the vicinity of the Premises (whether

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past or present), regardless of the source or quantity of any such Release, or (ii) Tenant becomes aware of any regulatory actions, inquiries, inspections, investigations, directives, or any cleanup, compliance, enforcement or abatement proceedings (including any threatened or contemplated investigations or proceedings) relating to or potentially affecting the Premises with respect to any Release, or (iii) Tenant becomes aware of any claims by any person or entity relating to any Hazardous Materials in, on, under, from, about or in the vicinity of the Premises, whether relating to damage, contribution, cost recovery, compensation, loss or injury. Collectively, the matters set forth in clauses (i), (ii) and (iii) above are hereinafter referred to as "**Hazardous Materials Claims**". Tenant shall promptly forward to Landlord copies of all orders, notices, permits, applications and other communications and reports in connection with any Hazardous Materials Claims. Additionally, Tenant shall promptly advise Landlord in writing of Tenant's discovery of any occurrence or condition on, in, under or about the Premises that could subject Tenant or Landlord to any liability, or restrictions on ownership, occupancy, transferability or use of the Premises under any "Environmental Laws," as that term is defined below. Tenant shall not enter into any legal proceeding or other action, settlement, consent decree or other compromise with respect to any Hazardous Materials Claims without first notifying Landlord of Tenant's intention to do so and affording Landlord the opportunity to join and participate, as a party if Landlord so elects, in such proceedings and in no event shall Tenant enter into any agreements which are binding on Landlord or the Premises without Landlord's prior written consent. Landlord shall have the right to appear at and participate in, any and all legal or other administrative proceedings concerning any Hazardous Materials Claim. For purposes of this Lease, "**Environmental Laws**" means all applicable present and future laws relating to the protection of human health, safety, wildlife or the environment, including, without limitation, (i) all requirements pertaining to reporting, licensing, permitting, investigation and/or remediation of emissions, discharges, Releases, or threatened Releases of Hazardous Materials, whether solid, liquid, or gaseous in nature, into the air, surface water, groundwater, or land, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of Hazardous Materials; and (ii) all requirements pertaining to the health and safety of employees or the public. Environmental Laws include, but are not limited to, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 USC § 9601, et seq., the Hazardous Materials Transportation Authorization Act of 1994, 49 USC § 5101, et seq., the Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act of 1976, and Hazardous and Solid Waste Amendments of 1984, 42 USC § 6901, et seq., the Federal Water Pollution Control Act, as amended by the Clean Water Act of 1977, 33 USC § 1251, et seq., the Clean Air Act of 1966, 42 USC § 7401, et seq., the Toxic Substances Control Act of 1976, 15 USC § 2601, et seq., the Safe Drinking Water Act of 1974, 42 USC §§ 300f through 300j, the Occupational Safety and Health Act of 1970, as amended, 29 USC § 651 et seq., the Oil Pollution Act of 1990, 33 USC § 2701 et seq., the Emergency Planning and Community Right-To-Know Act of 1986, 42 USC § 11001 et seq., the National Environmental Policy Act of 1969, 42 USC § 4321 et seq., the Federal Insecticide, Fungicide and Rodenticide Act of 1947, 7 USC § 136 et seq., California Carpenter-Presley-Tanner Hazardous Substance Account Act, California Health & Safety Code §§ 25300 et seq., Hazardous Materials Release Response Plans and Inventory Act, California Health & Safety Code, §§ 25500 et seq., Underground Storage of Hazardous Substances provisions, California Health & Safety Code, §§ 25280 et seq., California Hazardous Waste Control Law, California Health & Safety Code, §§ 25100 et seq., and any other state or local law counterparts, as amended, as such Applicable Laws, are in effect as of the Lease Commencement Date, or thereafter adopted, published, or promulgated.

5.3.1.3 **Releases of Hazardous Materials**. If any Release of any Hazardous Material in, on, under, from or about the Premises shall occur at any time during the Lease and/or if any other Hazardous Material condition exists at the Premises that requires response actions of any kind, in addition to notifying Landlord as specified above, Tenant, at its own sole cost and expense, shall promptly upon becoming aware of such condition (i) immediately comply with any and all reporting requirements imposed pursuant to any and all Environmental Laws, (ii) provide a written certification to Landlord indicating that Tenant has complied with all applicable reporting requirements, (iii) take any and all necessary investigation, corrective and remedial action in accordance with any and all applicable Environmental Laws, utilizing an environmental consultant approved by Landlord, all in accordance with the provisions and requirements of this Section 5.3, including, without limitation, Section 5.3.4, and (iv) take any such additional investigative, remedial and corrective actions as Landlord shall in its reasonable discretion deem necessary such that the Premises are remediated to the condition existing prior to such Release.

5.3.1.4 **Indemnification**.

5.3.1.4.1 **In General**. Without limiting in any way Tenant's obligations under any other provision of this Lease, Tenant shall be solely responsible for and shall protect, defend, indemnify and hold

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the Landlord Parties harmless from and against any and all claims, judgments, losses, damages, costs, expenses, penalties, enforcement actions, taxes, fines, remedial actions, liabilities (including, without limitation, actual n, arbitration and administrative proceeding costs, expert and consultant fees and laboratory costs) including, without limitation, consequential damages and sums paid in settlement of claims, which arise during or after the Lease Term, whether foreseeable or unforeseeable, that arise during or after the Lease Term in whole or in part, foreseeable or unforeseeable, directly or indirectly arising out of or attributable to the presence, use, generation, manufacture, treatment, handling, refining, production, processing, storage, Release or presence of Hazardous Materials in, on, under or about the Premises by Tenant or Tenant's Agents. 5.3.1.4.2 Limitations. Notwithstanding anything in Section 5.3.1.4, above, to the contrary, Tenant's indemnity of Landlord as set forth in Section 5.3.1.4, above, shall not be applicable to claims based upon Hazardous Materials which may exist in, on or about the Premises as of the Lease Commencement Date ("Existing Hazardous Materials"), except to the extent that Tenant's construction activities and/or Tenant's other defined in Section 5.3.4, below, the subject Existing Hazardous Materials during the tenancy of the Premises) caused or exacerbated the subject claim. 5.3.1.5 Compliance with Environmental Laws. Without limiting the generality of e provided in this Lease, Tenant shall, at its sole cost and expense, comply with all Environmental Laws. Tenant shall obtain and maintain any and all necessary permits, licenses, certifications and approvals appropriate or required for the use, handling, storage, and disposal of any Hazardous Materials used, stored, generated, transported, handled, blended, or recycled by Tenant on the Premises. Landlord shall have a continuing right, without obligation, to require Tenant to obtain, and to review and inspect any and all such permits, licenses, certifications and approvals, together with copies of any and all Hazardous Materials management plans and programs, any and all Hazardous Materials risk management and pollution prevention programs, and any and all Hazardous Materials emergency response and employee training programs respecting activities involving Hazardous Materials and showing to ronmental Laws and the terms of this Lease. 5.3.2 Assurance of Performance. 5.3.2.1 Environmental Assessments In General. Landlord may, but shall not be required to, engage from time to time such contractors as Landlord determines to be appropriate to perform environmental assessments of a scope reasonably determined by Landlord (an "Environmental Assessment") to this Lease with respect to Hazardous Materials. . 5.3.2.2 Costs of Environmental Assessments. All costs and expenses incurred by Landlord in connection with any such Environmental Assessment initially shall be paid by Landlord; provided that if any such Environmental Assessment shows that Tenant has failed to comply with the provisions of this Section 5.3, then all of the costs and expenses of such Environmental Assessment shall be reimbursed by Tenant as Additional Rent within ten (10) business days after receipt of written demand therefor. 5.3.3 . At the expiration or earlier termination of the all: (i) cause an Environmental Assessment of the Premises to be conducted in accordance with Section 15.3; (ii) cause all Hazardous Materials Released by Tenant to be removed from the Premises and disposed of in accordance with all Environmental Laws and as necessary to allow the Premises to be used for any purpose; and (iii) cause to be removed a to store any Hazardous Materials on the Premises, and cause to be repaired any damage to the Premises caused by such removal. 5.3.4 Clean-up. 5.3.4.1 Environmental Reports; Clean-Up. If any written report, including any report Environmental Report any Hazardous Materials as to which Tenant has a removal or remediation obligation under this Section 5.3, and 822610.04/WLA [THE BOARDWALK] 183362-00050/9-24-20/mem/mem -19- [Zentalis Pharmaceuticals, Inc.]

(ii) that as a result of same, the investigation, characterization, monitoring, assessment, repair, closure, remediation, Clean-up ed, Tenant shall immediately prepare and submit to Landlord within thirty (30) days after receipt of the Environmental Report a comprehensive plan, subject Premises are restored to the conditions required by this L on on any rights and remedies of Landlord under this Lease, immediately implement such plan with a consultant reasonably acceptable to Landlord and proceed to Clean-Up Hazardous Materials in accordance with all Applicable Laws and as required by such plan and this Lease. If, within thirty (30) days after receiving a copy of such Environmental Report, Tenant fails either (a) to complete such Clean- up, or (b) with respect to any Clean-up that cannot be completed within such thirty-day period, fails to proceed with diligence to prepare the Clean-up plan and complete the Clean-up as promptly as practicable, then Landlord shall have the right, but not the obligation, and without waiving any other rights under this Lease, to carry out any Clean-up recommended by the Environmental Report or required by any governmental authority having jurisdiction over the Premises, and recover all of the costs and expenses thereof from Tenant as Additional Rent, payable within ten (10) business days after receipt of written demand therefor. 5.3.4.2 No Rent Abatement. Tenant shall continue to pay all Rent due or accruing under this Lease during any Clean-up, and shall not be entitled to any reduction, offset or deferral of any Base Rent or Additional Rent due or accruing under this Lease during any such Clean-up. 5.3.4.3 Surrender of Premises. Tenant shall complete any Clean-up prior to surrender of the Premises upon the expiration or earlier termination of this Lease. Tenant shall obtain and deliver to Landlord a letter or other written determination from the overseeing governmental authority confirming that the Clean-up has been completed in accordance with all requirements of such governmental authority and that no further response action of any kind is required for the unr Closure Letter termination of this Lease, Tenant shall also be obligated to close all permits obtained in connection with Hazardous Materials in accordance with Applicable Laws. 5.3.4.4 Failure to Timely Clean-Up. Should any Clean-up for which Tenant is responsible not be completed, or should Tenant not receive the Closure Letter and any governmental approvals required under Environmental Laws in conjunction with such Clean-up prior to the expiration or earlier termination of this Lease, then Tenant shall be liable to Landlord as a holdover tenant (as more particularly provided in Article 16) until Tenant has fully complied with its obligations under this Section 5.3. 5.3.5 Confidentiality. Unless compelled to do so by Applicable Law, Tenant agrees that Tenant shall not disclose, discuss, disseminate or copy any information, data, findings, communications, conclusions and attorneys, property managers and employees that have a need to know such information), including any governmental authority, without the prior written consent of Landlord. In the event Tenant reasonably believes that disclosure is information so that Landlord may attempt to obtain a protective order. Tenant may additionally release such information to bona fide prospective purchasers or lenders, written agreement to be bound by the terms of this Section 5.3. 5.3.6 Copies of Environmental Reports. Within thirty (30) days of receipt thereof, Tenant shall provide Landlord with a copy of any and all environmental assessments, audits, studies and reports regarding Clean-up thereof. Tenant shall be obligated to provide Landlord with a copy of such materials without regard to whether such materials are generated by Tenant or prepared for Tenant, or how Tenant comes into possession of such materials. 5.3.7 Intentionally Omitted. 5.3.8 Signs, Response Plans, Etc. Tenant shall be responsible for posting on the Premises any signs required under applicable Environmental Laws. Tenant shall also complete and file any business response plans 822610.04/WLA [THE BOARDWALK] 183362-00050/9-24-20/mem/mem -20- [Zentalis Pharmaceuticals, Inc.]

or inventories required by any Applicable Laws. Tenant shall concurrently file a copy of any such business response plan or inventory with Landlord. 5.3.9 Survival. Each covenant, agreement, representation, warranty and indemnification made by Tenant set forth in this Section 5.3 shall survive the expiration or earlier termination of this Lease and shall remain ection 5.3 have been completely performed and satisfied. 5.4 Outside Area. Subject to the terms and conditions contained in this Section 5.4 and elsewhere in this Lease, and subject to Tenant obtaining and maintaining all necessary and applicable governmental approvals, commencing as of the Lease Commencement Date, Tenant shall have a license during the Lease Term for the exclusive use of certain space in the Common Area (the "Outside Area"), the location to be mutually and reasonably agreed upon by Landlord and Tenant, for the construction (as a Tenant Improvement or an Alteration) of a shed for the storage of Hazardous Materials used in Tenant's operations from the Premises for the Permitted Use and disclosed in the Environmental Questionnaire. The Outside Area shall not be included in the rentable square feet of the Premises for purposes of this Lease. The license to use the Outside Area granted to Tenant hereby is personal to the Original Tenant and any Permitted Transfer Assignee, and shall not be otherwise assigned, sublet or otherwise transferred in any way or manner. Tenant also acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty regarding the condition of the Outside Area or the compliance of the Outside Area with any Applicable Laws. Tenant shall have the right, at Tenant's sole cost and expense, to alter, change or make improvements to the Outside Area (as an Alteration), subject to Landlord's reasonable approval; provided, however, that Tenant shall be responsible, at its sole cost and expense, for the maintenance and repair of the Outside Area. Tenant acknowledges and agrees that although Tenant shall have the exclusive license to use the Outside Area during the Lease Term, Landlord shall have no obligation to enforce Tenant's exclusive use of the Outside Area, and neither Landlord nor the Landlord Parties shall in no event be liable for, and Landlord and the Landlord Parties are hereby released from any responsibility for, any personal injury or property damage sustained by Tenant in connection with or arising from any acts or omissions with regard to the admission or exclusion from the Outside Area of any person; provided, however, that Landlord hereby covenants and agrees that it shall not grant any third party the right to use the Outside Area during the Lease Term, as the same may be extended. Tenant shall keep the Outside Area clean of all trash and debris and shall also keep the surrounding areas clean of debris and trash arising from the use of the Outside Area. Tenant agrees, at its own expense, to pay for all utilities used by Tenant in the Outside Area (including, without limitation, all sales, use and other taxes (but excluding real property taxes) imposed thereon by any governmental authority). Tenant shall remove any personal property from the Outside Area upon the expiration or earlier termination of this Lease, or upon the termination of Tenant's license under this Section 5.4, and shall repair any damage to the Premises and Building caused by such removal. Except as otherwise set forth in this Lease or required by Applicable Laws, Tenant shall not be permitted to display any graphics, signs or insignias or the like in the Outside Area. Tenant's use of the Outside Area shall be subject to such reasonable additional rules, regulations and restrictions as Landlord may make from time to time concerning the Outside Area. Except as expressly set forth in this Section 5.4, all of the terms, conditions, limitations and restrictions contained in this apply equally to the Outside Area and Tenant's use thereof, including, without limitation, Tenant's repair and maintenance obligations set forth in Section 7.1, Tenant's responsibilities and obligations with respect to Hazardous Materials set forth in Section 5.3, Tenant's indemnity of Landlord set forth in Section 10.1, and Tenant's insurance obligations set forth in Article 10. The license to use the Outside Area granted to Tenant hereby shall be revocable by Landlord for cause upon written notice to Tenant, and Landlord thereafter shall have the right to prevent Tenant's access thereto. As used in this Section 5.4, "cause" shall include, without limitation, any of the following: (i) Landlord's good faith determination that the license granted hereby and/or the use of the Outside Area threatens the safety and/or security of persons or property or endangers or otherwise interferes with the use and occupancy of the Building or Project by Landlord, its employees, agents or contractors or other tenants or occupants of the Building or the Project; (ii) the license granted hereby constitutes a violation of or otherwise conflicts with any law, statute, ordinance or other governmental rule, regulation or requirement now in force or which may hereafter be enacted or promulgated (unless Tenant changes its use of the Outside Area in order to comply with such law, statute, ordinance or other governmental rule, regulation or requirement), 822610.04/WLA [THE BOARDWALK] 183362-00050/9-24-20/mem/mem -21- [Zentalis Pharmaceuticals, Inc.]

or results in increased rates of insurance for the Building or Project (unless Tenant pays the cost of such increased rates to Landlord); (iii) this Lease is terminated for any reason; or (iv) Tenant fails, after any applicable notice and cure period expressly set forth in this Lease, to comply with any of the terms, conditions, limitations or restrictions contained in this Section 5.4 or elsewhere in this Lease which apply to the Outside Area or Tenant's use thereof. 6. SERVICES AND UTILITIES 6.1 In General. Landlord shall provide the following services on all days (unless otherwise stated below) during the Lease Term. 6.1.1 Subject to limitations imposed by all governmental rules, regulations and guidelines applicable thereto, Landlord shall provide heating, ventilation and air conditioning to the office portions of the Premises ("HVAC") when necessary for normal comfort for normal office use in the Premises, except for the date of observation of New Year's Day, President's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day and, at Landlord's discretion, other locally or nationally recognized holidays (collectively, the "Holidays"), 24 hours per day, 7 days per week. Tenant shall cooperate fully with Landlord at all times and abide by all non-discriminatory regulations and requirements that Landlord may reasonably prescribe for the proper functioning and protection of the HVAC, electrical, mechanical and plumbing systems. 6.1.2 Notwithstanding anything set forth in this Lease to the contrary, electricity is separately metered (or sub-metered) at the Premises and shall be paid directly by Tenant to the applicable utility provider. If electricity is separately sub-metered (as opposed to separately metered), then Tenant shall pay to Landlord the cost of such utilities based on such sub-meter, including reimbursement for any penalties for usage or other surcharges imposed by any utility company. Within thirty (30) days after receipt of Landlord's statement of apportionment or statement setting forth the charges payable by Tenant, Tenant shall pay to Landlord, as Additional Rent, the cost of such electrical services so apportioned or so provided by Landlord. Notwithstanding anything to the contrary set forth herein, to the extent the Premises generates electricity demand on a shared resource (e.g. electricity for the central plant), the cost of such electricity shall be allocated to Tenant on a pro rata basis or other reasonable basis consistent with commercial reasonable property management practices. 6.1.3 Landlord shall provide city water from the regular Building outlets for drinking, kitchen, lavatory and toilet purposes in the Building Common Areas and the Premises. 6.1.4 Landlord shall not provide janitorial services for the Premises. Tenant shall be solely responsible for performing all janitorial services and other cleaning of the Premises, all in compliance with Applicable Laws. The janitorial and cleaning of the Premises shall be adequate to maintain the Premises in a manner consistent with First Class Life Sciences Projects. 6.1.5 Landlord shall provide janitorial services for the Common Areas in a manner consistent with First Class Life Sciences Projects. 6.1.6 System pment, Tenant shall not be entitled to install or operate installed by Tenant in accordance with terms of Article 8 of this Lease. Tenant shall cooperate fully with Landlord at all times and abide by all regulations and requirements that Landlord may reasonably prescribe for the proper functioning and protection of the HVAC, electrical, mechanical and plumbing systems; provided such regulations and requirements are provided to Tenant and apply in a non- discriminatory manner to similar tenants in the Project. 822610.04/WLA [THE BOARDWALK] 183362-00050/9-24-20/mem/mem -22- [Zentalis Pharmaceuticals, Inc.]

6.2 Interruption of Use. Tenant agrees that Landlord shall not be liable for damages, by abatement of Rent (except as set forth in Section 6.5 below) or otherwise, for failure to furnish or delay in furnishing any service (including telephone and telecommunication services), or for any diminution in the quality or quantity thereof, when such failure or delay or diminution is occasioned, in whole or in part, by breakage, repairs, replacements, or improvements, by any strike, lockout or other labor trouble, by inability to secure electricity, gas, water, or other fuel at the Building or Project after reasonable effort to do so, by any riot or other dangerous condition, emergency, accident or Casualty (as that term is defined in Section 11.1 below) whatsoever, by act or default of Tenant or other parties, or by any other cause; and such failures or delays or diminution shall never be deemed to constitute an eviction or disturbance of Tenant's use and possession of the Premises or relieve Tenant from paying Rent (except as set forth in Section 6.5 below) or performing any of its obligations under this Lease. Furthermore, Landlord shall not be liable under any circumstances for a loss of, or injury to, property or for injury to, or interference with, Tenant's business, including, without limitation, loss of profits, however occurring, through or in connection with or incidental to a failure to furnish any of the services or utilities as set forth in this Article 6. 6.3 Generator. Tenant shall have the exclusive right to use and control (i) the 550kW emergency electrical generator and related equipment serving the 10275 Building, and (ii) the 250kW emergency electrical generator and related equipment serving the 10285 Building (all such equipment defined collectively as the "Emergency Generator"), to be installed by Landlord prior to the Lease Commencement Date. Except to the extent arising from the gross negligence or willful misconduct of Landlord, Landlord shall not be liable for any damages whatsoever resulting from any failure in operation of the Emergency Generator, or the failure of the Emergency Generator to provide suitable or adequate back-up power, including but not limited to, loss of profits, loss of rents or other revenues, loss of business opportunity, loss of goodwill or loss of use, in each case, however occurring, or loss to inventory, scientific research, scientific experiments, laboratory animals, products, specimens, samples, and/or scientific, business, accounting and other records of every kind and description kept at the premises and any and all income derived or derivable therefrom. Tenant shall not be charged any additional rental or other costs for the use of the location in which the Emergency Generator is located. Tenant shall maintain and repair the Emergency Generator in good condition and repair, and in compliance with all Applicable Laws (including the maintenance of all applicable permits), at Tenant's sole cost and expense during the Lease Term. Tenant's obligations with respect to the Premises, including the insurance and indemnification obligations contained in Article 10, below, shall apply to Tenant's use of the Emergency Generator and Tenant shall carry industry standard Boiler and Machinery insurance covering the Emergency Generator. Tenant shall surrender the Emergency Generator (and shall transfer to Landlord all permits maintained by Tenant in connection with the Emergency Generator during the Lease Term) concurrent with the surrender of the Premises to Landlord as required hereunder in the same condition as the Emergency Generator were in as of the date hereof, reasonable wear and tear excepted, with all permits current. 6.4 Energy Performance Disclosure Information. Tenant hereby acknowledges that Landlord may be required to disclose certain information concerning the energy performance of the Building pursuant to California Energy Disclosure Requirements the Data Verification Checklist, as defined Energy Disclosure Information agrees that (i) Landlord makes no representation or warranty regarding the energy performance of the Building or the accuracy or completeness of the Energy Disclosure Information, (ii) the Energy Disclosure Information is for the current occupancy and use of the Building and that the energy performance of the Building may vary depending on future occupancy and/or use of the Building, and (iii) Landlord shall have no liability to Tenant for any errors or omissions in the Energy Disclosure Information. Further, Tenant hereby releases Landlord from any and all losses, costs, damages, expenses and/or liabilities relating to, arising out of and/or resulting from the Energy Disclosure Requirements, including, without limitation, any liabilities ar Energy Disclosure Information to Tenant prior to the execution of this Lease; provided that the foregoing release shall acknowledgment of the AS-IS condition of the Premises pursuant to the terms of this Lease shall be deemed to include the energy performance of the Building. Tenant further acknowledges that pursuant to the Energy Disclosure Requirements, Landlord may be required in the future to di certain third parties, including, without limitation, prospective purchasers, lenders and tenants of the Building (the Tenant Energy Use Disclosure ch Tenant Energy Use Disclosures, and (B) acknowledges that Landlord shall not be required to notify Tenant of any Tenant Energy Use Disclosure unless 822610.04/WLA [THE BOARDWALK] 183362-00050/9-24-20/mem/mem -23- [Zentalis Pharmaceuticals, Inc.]

Landlord has been informed by Tenant that such information is of a confidential nature. Further, Tenant hereby releases Landlord from any and all losses, costs, damages, expenses and liabilities relating to, arising out of and/or resulting from any Tenant Energy Use Disclosure. The terms of this Section 6.4 shall survive the expiration or earlier termination of this Lease. 6.5 Abatement of Rent. In the event that Tenant is prevented from using, and does not use, the Premises or any portion thereof, as a result of (i) any repair, maintenance or alteration performed by Landlord, or which Landlord failed to perform, after the Lease Commencement Date and required by this Lease, which substantially interferes with Tenant's use of the Premises, or (ii) any failure by Landlord to provide services, utilities or access to the Premises required by this Lease to be provided by Landlord as a result of circumstances within Landlord's control (either such set of circumstances as set forth in items (i) or (ii), above, to be known as an "Abatement Event"), then Tenant shall give Landlord notice of such Abatement Event, and if such Abatement Event continues for five (5) consecutive business days after Landlord's receipt of any such notice (the "Eligibility Period") and Landlord does not diligently commence and pursue to completion the remedy of such Abatement Event, then the Base Rent and Tenant's Share of Direct Expenses shall be abated or reduced, as the case may be, after expiration of the Eligibility Period for such time that Tenant continues to be so prevented from using, and does not use for the normal conduct of Tenant's business, the Premises or a portion thereof, in the proportion that the rentable area of the portion of the Premises that Tenant is prevented from using, and does not use, bears to the total rentable area of the Premises; provided, however, in the event that Tenant is prevented from using, and does not use, a portion of the Premises for a period of time in excess of the Eligibility Period and the remaining portion of the Premises is not sufficient to allow Tenant to effectively conduct its business therein, and if Tenant does not conduct its business from such remaining portion, then for such time after expiration of the Eligibility Period during which Tenant is so prevented from effectively conducting its business therein, the Base Rent and Tenant's Share of Direct Expenses for the entire Premises shall be abated for such time as Tenant continues to be so prevented from using, and does not use, the Premises. If, however, Tenant reoccupies any portion of the Premises during such period, the Rent allocable to such reoccupied portion, based on the proportion that the rentable area of such reoccupied portion of the Premises bears to the total rentable area of the Premises, shall be payable by Tenant from the date Tenant reoccupies such portion of the Premises. To the extent an Abatement Event is caused by an event covered by Articles 11 or 13 of this Lease, then Tenant's right to abate rent shall be governed by the terms of such Article 11 or 13, as applicable, and the Eligibility Period shall not be applicable thereto. Such right to abate Base Rent and Tenant's Share of Direct Expenses shall be Tenant's sole and exclusive remedy for rent abatement at law or in equity for an Abatement Event. Except as provided in this Section 6.5, nothing contained herein shall be interpreted to mean that Tenant is excused from paying Rent due hereunder. 7. REPAIRS 7.1 Tenant Repair Obligations. Tenant shall, at Tenant's own expense, keep the Premises, including all improvements, fixtures and furnishings therein, and the floor or floors of the Building on which the Premises are located, in good order, repair and condition at all times during the Lease Term, except for damage caused by ordinary wear and tear or beyond the reasonable control of Tenant or from casualty events. Landlord may, but shall not be required to, enter the Premises pursuant to the terms of Article 27, below, to make such repairs, alterations, improvements or additions to the Premises or to the Project or to any equipment located in the Project as Landlord shall desire or deem necessary or as Landlord may be required to do by governmental or quasi-governmental authority or court order or decree. Tenant hereby waives any and all rights under and benefits of subsection 1 of Section 1932 and Sections 1941 and 1942 of the California Civil Code or under any similar law, statute, or ordinance now or hereafter in effect. 7.2 Landlord Repair Obligations. Landlord shall be responsible, as a part of Operating Expenses, for repairs to and routine maintenance of the Project including without limitation: (1) exterior windows, window frames, window casements (including the repairing, resealing, cleaning and replacing of exterior windows); (2) exterior doors, door frames and door closers; (3) the Building (as opposed to the Premises) and Project plumbing, sewer, drainage, electrical, fire protection, life safety and security systems and equipment, existing heating, ventilation and air- conditioning systems, and all other mechanical and HVAC systems and equipment serving the Building as a whole and not exclusive to a particular floor of the Premises (collectively, the "Building Systems"), (4) the exterior glass, exterior walls, foundation and roof (including roof membrane) of the Building, the structural portions of the floors of the Building (the "Building Structure"), including, without limitation, any painting, sealing, patching and waterproofing of exterior walls, and (5) repairs to the elevator in the Building and underground utilities, except to the 822610.04/WLA [THE BOARDWALK] 183362-00050/9-24-20/mem/mem -24- [Zentalis Pharmaceuticals, Inc.]

extent that any such repairs are required due to the negligence or willful misconduct of Tenant (the "Landlord Repair Obligations"); provided, however, that if such repairs are due to the negligence or willful misconduct of Tenant, Landlord shall nevertheless make such repairs at Tenant's expense, or, if covered by Landlord's insurance, Tenant shall only be obligated to pay any deductible in connection therewith. Costs expended by Landlord in connection with the Landlord Repair Obligations shall be included in Operating Expenses to the extent allowed pursuant to the terms of Article 4, above. Landlord shall reasonably cooperate with Tenant to enforce any warranties that Landlord holds that could reduce Tenant's maintenance obligations under this Lease. 8. ADDITIONS AND ALTERATIONS 8.1 Landlord's Consent to Alterations. Tenant may not make any improvements, alterations, additions or changes to the Premises or any mechanical, plumbing or HVAC facilities or systems pertaining to the Premises (collectively, the "Alterations") without first procuring the prior written consent of Landlord to such Alterations, which consent shall be requested by Tenant not less than thirty (30) days prior to the commencement thereof, and which consent shall not be unreasonably withheld, conditioned or delayed by Landlord, provided it shall be deemed reasonable for Landlord to withhold its consent to any Alteration which adversely affects the structural portions or the systems or equipment of the Building or is visible from the exterior of the Building. Notwithstanding without Landlord's prior consent, to the extent that such Alterations (i) do not affect the building systems or equipment, (ii) are not visible from the exterior of the Building, and (iii) cost less than $75,000.00 for a particular job of work. The construction of the initial improvements to the Premises shall be governed by the terms of the Tenant Work Letter and not the terms of this Article 8. 8.2 Manner of Construction. Landlord may impose, as a condition of its consent to any and all Alterations or repairs of the Premises or about the Premises, such requirements as Landlord in its reasonable discretion may deem desirable, including, but not limited to, the requirement that upon Landlord's request, Tenant shall, at Tenant's expense, remove such Alterations upon the expiration or any early termination of the Lease Term. Tenant shall construct such Alterations and perform such repairs in a good and workmanlike manner, in conformance with any and all applicable federal, state, county or municipal laws, rules and regulations and pursuant to a valid building permit, issued by the city in which the Building is located (or other applicable governmental authority). Tenant shall not use (and upon notice from Landlord shall cease using) contractors, services, workmen, labor, materials or equipment that, in Landlord's reasonable judgment, would disturb labor harmony with the workforce or trades engaged in performing other work, labor or services in or about the Building or the Common Areas. Upon completion of any Alterations (or repairs), Tenant shall deliver to Landlord final lien waivers from all contractors, subcontractors and materialmen who performed such work. In addition to Tenant's obligations under Article 9 of this Lease, upon completion of any Alterations, Tenant agrees to cause a Notice of Completion to be recorded in the office of the Recorder of the County of San Diego in accordance with Section 3093 of the Civil Code of the State of California or any successor statute, and Tenant shall deliver to the Project construction manager a reproducible copy of the "as built" drawings of the Alterations as well as all permits, approvals and other documents issued by any governmental agency in connection with the Alterations. 8.3 Payment for Improvements. Tenant shall reimburse Landlord for Landlord's reasonable, actual, out-of-pocket costs and expenses actually incurred in connection with Landlord's review of such work. 8.4 Construction Insurance. In addition to the requirements of Article 10 of this Lease, in the event that Tenant makes any Alterations, prior to the commencement of such Alterations, Tenant shall provide Landlord with evidence that Tenant carries "Builder's All Risk" insurance in an amount approved by Landlord covering the construction of such Alterations, and such other insurance as Landlord may reasonably require, it being understood and agreed that all of such Alterations shall be insured by Tenant pursuant to Article 10 of this Lease immediately upon completion thereof. In addition, Tenant's contractors and subcontractors shall be required to carry (i) Commercial General Liability Insurance in an amount approved by Landlord, with Landlord, and, at Landlord's option, Landlord's property manager and project manager, as additional insureds in an amount approved by Landlord, and otherwise in accordance with the requirements of Article 10 of this Lease, and (ii) workers compensation insurance with a waiver of subrogation in favor of Landlord . Landlord may, in its discretion, require Tenant to obtain a lien and completion bond or some alternate form of security satisfactory to Landlord in an amount sufficient to ensure the lien-free completion of such Alterations and naming Landlord as a co-obligee. 822610.04/WLA [THE BOARDWALK] 183362-00050/9-24-20/mem/mem -25- [Zentalis Pharmaceuticals, Inc.]

8.5 Landlord's Property. All Alterations, improvements, fixtures, equipment and/or appurtenances which may be installed or placed in or about the Premises, from time to time, shall be at the sole cost of Tenant and shall be and become the property of Landlord and remain in place at the Premises following the expiration or earlier termination of this Lease; provided that the foregoing sha foregoing, Landlord may, by written notice to Tenant prior to the end of the Lease Term, or given following any earlier termination of this Lease, require Tenant, at Tenant's expense, to remove any Alterations and/or improvements and/or systems and equipment within the Premises and to repair any damage to the Premises and Building caused by such removal and return the affected portion of the Premises to a building standard tenant improved condition as determined by Landlord, provided further, however, notwithstanding the foregoing, upon request by Tenant at the time of Tenant's request for Landlord's consent to any Alteration or improvement, or at the time of Tenant's notice for any Alteration that does not require Landlord's consent, Landlord shall notify Tenant whether the applicable Alteration or improvement will be required to be removed pursuant to the terms of this Section 8.5. If Tenant fails to complete such removal and/or to repair any damage caused by the removal of any Alterations and/or improvements and/or systems and equipment in the Premises and return the affected portion of the Premises to a building standard tenant improved condition as reasonably determined by Landlord, Landlord may do so and may charge the cost thereof to Tenant. Tenant hereby protects, defends, indemnifies and holds Landlord harmless from any liability, cost, obligation, expense or claim of lien in any manner relating to the installation, placement, removal or financing of any such Alterations, improvements, fixtures and/or equipment in, on or about the Premises, which obligations of Tenant shall survive the expiration or earlier termination of this Lease. 9. COVENANT AGAINST LIENS Tenant shall keep the Project and Premises free from any liens or encumbrances arising out of the work performed, materials furnished or obligations incurred by or on behalf of Tenant, and shall protect, defend, indemnify and hold Landlord harmless from and against any claims, liabilities, judgments or costs (including, without limitation, reasonable attorneys' fees and costs) arising out of same or in connection therewith. Tenant shall give Landlord notice at least twenty (20) days prior to the commencement of any such work on the Premises (or such additional time as may be necessary under Applicable Laws) to afford Landlord the opportunity of posting and recording appropriate notices of non-responsibility (to the extent applicable pursuant to then Applicable Laws). Tenant shall remove any such lien or encumbrance by bond or otherwise within ten (10) business days after notice by Landlord, and if Tenant shall fail to do so, Landlord may pay the amount necessary to remove such lien or encumbrance, without being responsible for investigating the validity thereof. 10. INSURANCE 10.1 Indemnification and Waiver. Except to the extent arising from the gross negligence or willful misconduct of Landlord, Tenant hereby assumes all risk of damage to property or injury to persons in, upon or about the Premises from any cause whatsoever and agrees that Landlord, its partners, subpartners and their respective officers, agents, servants, employees, lenders, any property manager and independent contractors (collectively, "Landlord Parties") shall not be liable for, and are hereby released from any responsibility for, any damage either to person or property or resulting from the loss of use thereof, which damage is sustained by Tenant or by other persons claiming through Tenant. Except to the extent arising from the gross negligence or willful misconduct of Landlord, Tenant shall indemnify, defend, protect, and hold harmless the Landlord Parties from any and all claims, loss, cost, damage, injury, expense and liability (including without limitation court costs and reasonable attorneys' fees) incurred in connection with or arising from any cause in, on or about the Premises, any acts, omissions or negligence of Tenant or of any person claiming by, through or under Tenant, or of the contractors, agents, servants, employees, invitees, guests or licensees of Tenant or any such person, in, on or about the Project or any breach of the terms of this Lease, either prior to, during, or after the expiration of the Lease Term, provided that the terms of the foregoing indemnity shall not apply if and from the time that a final adjudication has resulted in a finding of willful misconduct of Landlord. Landlord shall indemnify, defend, protect, and hold harmless Tenant from any and all loss, cost, damage, expense and liability (including without limitation reasonable attorneys' fees) arising from the gross negligence or willful misconduct of Landlord in, on or about the Project, except to the extent caused by the negligence or willful misconduct of the Tenant Parties. Should either party be named as a defendant in any suit brought against the other party in connection with or arising out of this Lease, the indemnifying party shall pay to indemnified party its reasonable costs and expenses incurred in such suit, including without limitation, its actual professional fees such as reasonable appraisers', accountants' and attorneys' fees. The provisions of this Section 10.1 shall survive the expiration or sooner termination of this Lease with respect to any claims or liability arising in connection with any event occurring prior to such expiration or termination. 822610.04/WLA [THE BOARDWALK] 183362-00050/9-24-20/mem/mem -26- [Zentalis Pharmaceuticals, Inc.]

10.2 Tenant's Compliance With Landlord's Property Insurance. Landlord shall insure the Building during the Lease Term against loss or damage under an "all risk" property insurance policy. Such coverage shall be in such amounts, from such companies, and on such other terms and conditions, as Landlord may from time to time reasonably determine. Additionally, at the option of Landlord, such insurance coverage may include the risks of earthquakes and/or flood damage and additional hazards, a rental loss endorsement and one or more loss payee endorsements in favor of the holders of any mortgages or deeds of trust encumbering the interest of Landlord in the Building or the ground or underlying lessors of the Building, or any portion thereof. Tenant shall, at Tenant's expense, comply with all insurance company requirements pertaining to the use of the Premises. If Tenant's conduct or use of the Premises causes any increase in the premium for such insurance policies then Tenant shall reimburse Landlord for any such increase. Tenant, at Tenant's expense, shall comply with all rules, orders, regulations or requirements of the American Insurance Association (formerly the National Board of Fire Underwriters) and with any similar body. and any damage to the Premises as they may require in connection with the placement of insurance for the Premises or the adjusting of any losses to the Premises. 10.3 Tenant's Insurance. Tenant shall maintain the following coverages in the following amounts. 10.3.1 Commercial General Liability Insurance on an occurrence form covering the insured against claims of bodily injury, personal injury and property damage (including loss of use thereof) arising out of Tenant's operations, and contractual liabilities including a contractual coverage, and including products and completed operations coverage, for limits of liability on a per location basis of not less than: Bodily Injury and $5,000,000 each occurrence Property Damage Liability $5,000,000 annual aggregate Personal Injury Liability $3,000,000 each occurrence $3,000,000 annual aggregate These amounts may be satisfied by a combination of primary and excess or umbrella liability insurance providing additional limits of coverage. 10.3.2 Property Insurance covering (i) all office furniture, business and trade fixtures, office equipment, free-standing cabinet work, movable partitions, merchandise and all other items of Tenant's property on the Premises installed by, for, or at the expense of Tenant, (ii) the "Tenant Improvements," as that term is defined in the Tenant Work Letter, and any other improvements which exist in the Premises as of the Lease Commencement Date (excluding the Base Building) (the "Original Improvements"), and (iii) all other improvements, alterations and additions to the Premises. Such insurance shall be written on an "all risks" of physical loss or damage basis, for the full replacement cost value (subject to reasonable deductible amounts) new without deduction for depreciation of the covered items and in amounts that meet any co-insurance clauses of the policies of insurance and shall include coverage for damage or other loss caused by fire or other peril including, but not limited to, vandalism and malicious mischief, theft, water damage of any type, including sprinkler leakage, bursting or stoppage of pipes, and explosion. 10.3.3 Business Income Interruption for one (1) year plus Extra Expense insurance in such amounts as will reimburse Tenant for actual direct or indirect loss of earnings attributable to the risks outlined in Section 10.3.2 above. 10.3.4 Worker's Compensation and Employer's Liability or other similar insurance pursuant to all applicable state and local statutes and regulations. The policy shall include a waiver of subrogation in favor of Landlord, its employees, Lenders and any property manager or partners. 10.4 Form of Policies. The minimum limits of policies of insurance required of Tenant under this Lease shall in no event limit the liability of Tenant under this Lease. Such insurance shall (i) name Landlord, its subsidiaries and affiliates, its property manager (if any) and any other party the Landlord so specifies, as an additional insured or loss payee, as applicable, including Landlord's managing agent, if any; (ii) be issued by an insurance company having 822610.04/WLA [THE BOARDWALK] 183362-00050/9-24-20/mem/mem -27- [Zentalis Pharmaceuticals, Inc.]

a rating of not less than A:IX in Best's Insurance Guide or which is otherwise acceptable to Landlord and licensed to do business in the State of California; (iv) be primary insurance as to all claims thereunder and provide that any insurance carried by Landlord is excess and is non-contributing with any insurance required of Tenant; and (v) be in form and content reasonably acceptable to Landlord. Tenant shall provide Landlord and any mortgagee of Landlord with written notice if said insurance is expected to be canceled or coverage changed at least thirty (30) days' prior to such cancelation or modification. Tenant shall deliver said policy or policies or certificates thereof to Landlord on or before the Lease Commencement Date and at least ten (10) days before the expiration dates thereof. In the event Tenant shall fail to procure such insurance, or to deliver such policies or certificate, Landlord may, at its option, procure such policies for the account of Tenant, and the cost thereof shall be paid to Landlord within five (5) business days after delivery to Tenant of bills therefor. 10.5 Subrogation. Landlord and Tenant hereby agree to look solely to, and seek recovery only from, their respective insurance carriers in the event of a property or business interruption loss to the extent that such coverage is agreed to be provided hereunder. The parties each hereby waive all rights and claims against each other for such losses, and waive all rights of subrogation of their respective insurers, provided such waiver of subrogation shall not affect the right to the insured to recover thereunder. The parties agree that their respective insurance policies do now, or shall, contain the waiver of subrogation. 10.6 Additional Insurance Obligations. Tenant shall carry and maintain during the entire Lease Term, at Tenant's sole cost and expense, increased amounts of the insurance required to be carried by Tenant pursuant to this Article 10 and such other reasonable types of insurance coverage and in such reasonable amounts covering the Premises and Tenant's operations therein, as may be reasonably requested by Landlord or Landlord's lender, but in no event in excess of the amounts and types of insurance then being required by landlords of buildings comparable to and in the vicinity of the Building. 11. DAMAGE AND DESTRUCTION 11.1 Repair of Damage. Tenant shall promptly notify Landlord of any damage to the Premises resulting from fire or any other casualty to the extent Tenant is actually aware of such damage ("Casualty"). If the Premises or any Common Areas serving or providing access to the Premises shall be damaged by Casualty, Landlord shall promptly and diligently, subject to reasonable delays for insurance adjustment or other matters beyond Landlord's reasonable control, and subject to all other terms of this Article 11, restore the Base Building and such Common Areas. Such restoration shall be to substantially the same condition of the Base Building and the Common Areas prior to the Casualty, except for modifications required by zoning and building codes and other laws or by the holder of a mortgage on the Building or Project or any other modifications to the Common Areas deemed desirable by Landlord, which are consistent with the character of the Project, provided that access to the Premises shall not be materially impaired. Subject to the terms of Section 11.2, below, Tenant shall, at its sole cost and expense, repair any injury or damage to the Tenant Improvements and the Original Improvements installed in the Premises and shall return such Tenant Improvements and Original Improvements to their original condition except for modifications required by zoning and building codes and other Applicable Laws. Whether or not Landlord delivers a "Landlord Repair Notice," as that term is defined in Section 11.2 below, prior to the commencement of construction, Tenant shall submit to Landlord, for Landlord's review and approval, all plans, specifications and working drawings relating thereto, and Landlord shall select the contractors to perform such improvement work. Tenant shall in addition cooperate with requests for by providing the requested information within ten (10) business days after Tenant receives the request. Landlord shall not be liable for any inconvenience or annoyance to Tenant or its visitors, or injury to Tenant's business resulting in any way from such damage or the repair thereof; provided however, that if such Casualty shall have damaged the Premises or Common Areas necessary to Tenant's occupancy, and the Premises are not occupied by Tenant as a result thereof, then during the time and to the extent the Premises are unfit for occupancy, the Rent shall be abated in proportion to the ratio that the amount of rentable square feet of the Premises which is unfit for occupancy for the purposes permitted under this Lease bears to the total rentable square feet of the Premises. In the event that Landlord shall not deliver the Landlord Repair Notice, Tenant's right to rent abatement pursuant to the preceding sentence shall terminate as of the date which is reasonably determined by Landlord to be the date Tenant should have completed repairs to the Premises assuming Tenant used reasonable due diligence in connection therewith. Notwithstanding any contrary provision of this Article 11, the parties hereby agree as follows: (i) the closure of the Project, the Building, the Common Areas, or any part thereof to protect public health shall not constitute a Casualty for purposes of this Lease, (ii) Casualty covered by this Article 11 shall require that the 822610.04/WLA [THE BOARDWALK] 183362-00050/9-24-20/mem/mem -28- [Zentalis Pharmaceuticals, Inc.]

physical or structural integrity of the Premises, the Project, the Building, or the Common Areas is degraded as a direct result of such occurrence, and (iii) a Casualty under this Article 11 shall not be deemed to occur merely because Tenant is unable to productively use the Premises in the event that the physical and structural integrity of the Premises is undamaged. 11.2 Landlord's Option to Repair. Upon the occurrence of any damage to the Premises, Landlord may, at Landlord's option, deliver a notice (the "Landlord Repair Notice") to Tenant, and upon receipt of a Landlord Repair Notice Tenant shall assign to Landlord (or to any party designated by Landlord) all insurance proceeds payable to Tenant under Tenant's insurance required under Section 10.3 of this Lease, and Landlord shall repair any injury or damage to the Tenant Improvements and the Original Improvements installed in the Premises and shall return such Tenant Improvements and Original Improvements to their original condition; provided that if the cost of such repair by Landlord exceeds the amount of insurance proceeds received by Landlord from Tenant's insurance carrier (including by taking into account any deductible or self-insured retention), as assigned by Tenant, the cost of such repairs shall be paid by Tenant to Landlord prior to Landlord's commencement of repair of the damage. Notwithstanding the terms of Section 11.1 of this Lease, Landlord may elect not to rebuild and/or restore the Premises, Building and/or Project, and instead terminate this Lease, by notifying Tenant in writing of such termination within sixty (60) days after the date of discovery of the damage, such notice to include a termination date giving Tenant sixty (60) days to vacate the Premises, but Landlord may so elect only if the Building or Project shall be damaged by Casualty, whether or not the Premises are affected, and one or more of the following conditions is present: (i) in Landlord's reasonable judgment, repairs cannot reasonably be completed within one hundred eighty (180) days after the date of discovery of the damage (when such repairs are made without the payment of overtime or other premiums); (ii) the holder of any mortgage on the Building or Project or ground lessor with respect to the Building or Project shall require that the insurance proceeds or any portion thereof be used to retire the mortgage debt, or shall terminate the ground lease, as the case may be; (iii) the damage is not fully covered by Landlord's insurance policies; (iv) Landlord decides to rebuild the Building or Common Areas so that they will be substantially different structurally or architecturally; (v) the damage occurs during the last twelve (12) months of the Lease Term; or (vi) any owner of any other portion of the Project, other than Landlord, does not intend to repair the damage to such portion of the Project; provided, however, that if Landlord does not elect to terminate this Lease pursuant to Landlord's termination right as provided above, and the repairs cannot, in the reasonable opinion of Landlord, be completed within one hundred eighty (180) days after being commenced, Tenant may elect, no earlier than sixty (60) days after the date of the damage and not later than ninety (90) days after the date of such damage, to terminate this Lease by written notice to Landlord effective as of the date specified in the notice, which date shall not be less than thirty (30) days nor more than sixty (60) days after the date such notice is given by Tenant. Notwithstanding the provisions of this Section 11.2, Tenant shall have the right to terminate this Lease under this Section 11.2 only if each of the following conditions is satisfied: (a) the damage to the Project by Casualty was not caused by the gross negligence or intentional act of Tenant or its partners or subpartners and their respective officers, agents, servants, employees, and independent contractors; (b) Tenant is not then in default under this Lease; (c) as a result of the damage, Tenant cannot reasonably conduct business from the Premises following such Casualty; and, (d) as a result of the damage to the Project, Tenant does not occupy or use the Premises at all for the conduct of Tenant's business following such Casualty; provided that storage or removal of personal property and/or routine maintenance of the Premises shall not be considered use of the Premises by Tenant for purposes of this Section 11.2. 11.3 Waiver of Statutory Provisions. The provisions of this Lease, including this Article 11, constitute an express agreement between Landlord and Tenant with respect to any and all damage to, or destruction of, all or any part of the Premises, the Building or the Project, and any statute or regulation of the State of California, including, without limitation, Sections 1932(2) and 1933(4) of the California Civil Code, with respect to any rights or obligations concerning damage or destruction in the absence of an express agreement between the parties, and any other statute or regulation, now or hereafter in effect, shall have no application to this Lease or any damage or destruction to all or any part of the Premises, the Building or the Project. 12. NONWAIVER No provision of this Lease shall be deemed waived by either party hereto unless expressly waived in a writing signed thereby. The waiver by either party hereto of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of any subsequent breach of same or any other term, covenant or condition herein contained. The subsequent acceptance of Rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular Rent so accepted, regardless of Landlord's knowledge of such preceding breach at the 822610.04/WLA [THE BOARDWALK] 183362-00050/9-24-20/mem/mem -29- [Zentalis Pharmaceuticals, Inc.]

time of acceptance of such Rent. No acceptance of a lesser amount than the Rent herein stipulated shall be deemed a waiver of Landlord's right to receive the full amount due, nor shall any endorsement or statement on any check or payment or any letter accompanying such check or payment be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the full amount due. No receipt of monies by Landlord from Tenant after the termination of this Lease shall in any way alter the length of the Lease Term or of Tenant's right of possession hereunder, or after the giving of any notice shall reinstate, continue or extend the Lease Term or affect any notice given Tenant prior to the receipt of such monies, it being agreed that after the service of notice or the commencement of a suit, or after final judgment for possession of the Premises, Landlord may receive and collect any Rent due, and the payment of said Rent shall not waive or affect said notice, suit or judgment. 13. CONDEMNATION If the whole or any part of the Premises, Building or Project shall be taken by power of eminent domain or condemned by any competent authority for any public or quasi-public use or purpose, or if any adjacent property or street shall be so taken or condemned, or reconfigured or vacated by such authority in such manner as to require the use, reconstruction or remodeling of any part of the Premises, Building or Project, or if Landlord shall grant a deed or other instrument in lieu of such taking by eminent domain or condemnation, Landlord shall have the option to terminate this Lease effective as of the date possession is required to be surrendered to the authority. Tenant shall not because of such taking assert any claim against Landlord or the authority for any compensation because of such taking and Landlord shall be entitled to the entire award or payment in connection therewith, except that Tenant shall have the right to file any separate claim available to Tenant for any taking of Tenant's personal property and fixtures belonging to Tenant and removable by Tenant upon expiration of the Lease Term pursuant to the terms of this Lease, and for moving expenses, so long as such claims do not diminish the award available to Landlord, its ground lessor with respect to the Building or Project or its mortgagee, and such claim is payable separately to Tenant. All Rent shall be apportioned as of the date of such termination. If any part of the Premises shall be taken, and this Lease shall not be so terminated, the Rent shall be proportionately abated. Tenant hereby waives any and all rights it might otherwise have pursuant to Section 1265.130 of The California Code of Civil Procedure. Notwithstanding anything to the contrary contained in this Article 13, in the event of a temporary taking of all or any portion of the Premises for a period of one hundred and eighty (180) days or less, then this Lease shall not terminate but the Base Rent and the Additional Rent shall be abated for the period of such taking in proportion to the ratio that the amount of rentable square feet of the Premises taken bears to the total rentable square feet of the Premises. Landlord shall be entitled to receive the entire award made in connection with any such temporary taking. Notwithstanding any contrary provision of this Lease, the following governmental actions shall not constitute a taking or condemnation, either permanent or temporary: (i) an action that requires Tenant's business or the Building or Project to close during the Lease Term, and (ii) an action taken for the purpose of protecting public safety (e.g., to protect against acts of war, the spread of communicable diseases, or an infestation), and no such governmental actions shall entitle Tenant to any compensation from Landlord or any authority, or Rent abatement or any other remedy under this Lease. 14. ASSIGNMENT AND SUBLETTING 14.1 Transfers. Tenant shall not, without the prior written consent of Landlord, assign, mortgage, pledge, hypothecate, encumber, or permit any lien to attach to, or otherwise transfer, this Lease or any interest hereunder, permit any assignment, or other transfer of this Lease or any interest hereunder by operation of law, sublet the Premises or any part thereof, or enter into any license or concession agreements or otherwise permit the occupancy or use of the Premises or any part thereof by any persons other than Tenant and its employees and contractors (all of the foregoing are hereinafter sometimes referred to collectively as "Transfers" and any person to whom any Transfer is made or sought to be made is hereinafter sometimes referred to as a "Transferee"). If Tenant desires Landlord's consent to any Transfer, Tenant shall notify Landlord in writing, which notice (the "Transfer Notice") shall include (i) the proposed effective date of the Transfer, which shall not be less than thirty (30) days nor more than one hundred eighty (180) days after the date of delivery of the Transfer Notice, (ii) a description of the portion of the Premises to be transferred (the "Subject Space"), (iii) all of the terms of the proposed Transfer and the consideration therefor, including calculation of the "Transfer Premium", as that term is defined in Section 14.3 below, in connection with such Transfer, the name and address of the proposed Transferee, and a copy of all existing executed and/or proposed documentation pertaining to the proposed Transfer, and (iv) current financial statements of the proposed Transferee certified by an officer, partner or owner thereof, business credit and personal references and history of the proposed Transferee and any other information reasonably required by Landlord which will enable Landlord to determine the financial responsibility, character, and reputation of the proposed Transferee, nature of such Transferee's business and 822610.04/WLA [THE BOARDWALK] 183362-00050/9-24-20/mem/mem -30- [Zentalis Pharmaceuticals, Inc.]

proposed use of the Subject Space. Any Transfer made without Landlord's prior written consent shall, at Landlord's option, be null, void and of no effect, and shall, at Landlord's option, constitute an Event of Default by Tenant under this Lease. Whether or not Landlord consents to any proposed Transfer, Tenant shall pay Landlord's reasonable review and processing fees, as well as any reasonable professional fees (including, without limitation, attorneys', accountants', architects', engineers' and consultants' fees) incurred by Landlord, not to exceed $3,000 for a Transfer in the ordinary course of business, within thirty (30) days after written request by Landlord. 14.2 Landlord's Consent. Landlord shall not unreasonably withhold, condition or delay its consent to any proposed Transfer of the Subject Space to the Transferee on the terms specified in the Transfer Notice. Without limitation as to other reasonable grounds for withholding consent, the parties hereby agree that it shall be reasonable under this Lease and under any Applicable Law for Landlord to withhold consent to any proposed Transfer where one or more of the following apply: 14.2.1 The Transferee is of a character or reputation or engaged in a business which is not consistent with the quality of the Building or the Project; 14.2.2 The Transferee is either a governmental agency or instrumentality thereof; 14.2.3 The Transferee is not a party of reasonable financial worth and/or financial stability in light of the responsibilities to be undertaken in connection with the Transfer on the date consent is requested; or 14.2.4 The proposed Transfer would cause a violation of another lease for space in the Project, or would give an occupant of the Project a right to cancel its lease. If Landlord consents to any Transfer pursuant to the terms of this Section 14.2 (and does not exercise any recapture rights Landlord may have under Section 14.4 of this Lease), Tenant may within six (6) months after Landlord's consent, but not later than the expiration of said six-month period, enter into such Transfer of the Premises or portion thereof, upon substantially the same terms and conditions as are set forth in the Transfer Notice furnished by Tenant to Landlord pursuant to Section 14.1 of this Lease, provided that if there are any changes in the terms and conditions from those specified in the Transfer Notice such that Landlord would initially have been entitled to refuse its consent to such Transfer under this Section 14.2, Tenant shall again submit the Transfer to Landlord for its approval and other action under this Article 14 (including Landlord's right of recapture, if any, under Section 14.4 of this Lease). Notwithstanding anything to the contrary in this Lease, if Tenant or any proposed Transferee claims that Landlord has unreasonably withheld or delayed its consent under Section 14.2 or otherwise has breached or acted unreasonably under this Article 14, their sole remedies shall be a suit for contract damages (other than damages for injury to, or interference with, Tenant's business including, without limitation, loss of profits, however occurring) or declaratory judgment and an injunction for the relief sought, and Tenant hereby waives all other remedies, including, without limitation, any right at law or equity to terminate this Lease, on its own behalf and, to the extent permitted under all Applicable Laws, on behalf of the proposed Transferee. 14.3 Transfer Premium. If Landlord consents to a Transfer, as a condition thereto which the parties hereby agree is reasonable, Tenant shall pay to Landlord fifty percent (50%) of any "Transfer Premium," as that term is defined in this Section 14.3, received by Tenant from such Transferee. "Transfer Premium" shall mean all rent, additional rent or other consideration attributable to rent and payable by such Transferee in connection with the Transfer in excess of the Rent and Additional Rent payable by Tenant under this Lease during the term of the Transfer on a per rentable square foot basis if less than all of the Premises is transferred, and after deduction of (i) any costs of improvements made to the Subject Space in connection with such Transfer, (ii) brokerage commissions paid in connection with such Transfer, and (iii) reasonable legal fees incurred in connection with such Transfer. "Transfer Premium" shall also include, but not be limited to, key money, bonus money or other cash consideration paid by Transferee to Tenant solely in connection with such Transfer which consideration is made in connection with this including personal property, goodwill, intellectual property, general intangibles, etc. so long as such allocation is not and any payment in excess of fair market value for services rendered by Tenant to Transferee or for assets, fixtures, inventory, equipment, or furniture transferred by Tenant to Transferee in connection with such Transfer. The 822610.04/WLA [THE BOARDWALK] 183362-00050/9-24-20/mem/mem -31- [Zentalis Pharmaceuticals, Inc.]

determination of the amount of Landlord's applicable share of the Transfer Premium shall be made on a monthly basis as rent or other consideration is received by Tenant under the Transfer. 14.4 Landlord's Option as to Subject Space. Notwithstanding anything to the contrary contained in this Article 14, in the event Tenant contemplates a Transfer which, together with all prior Transfers then remaining in effect, would cause an entire building (i.e., either the 10275 Building or the 10285 Building) or more of the Premises to be Transferred for the then remaining Lease Term (taking into account any extension of the Lease Term which has been irrevocably exercised by Tenant) (for purposes hereof, a sublease shall be deemed to be for the then remaining Lease Term if, assuming all sublease renewal or extension rights are exercised, such sublease shall expire during the final twelve (12) months of the Lease Term), Tenant shall give Landlord notice (the "Intention to Transfer Notice") of such contemplated Transfer (whether or not the contemplated Transferee or the terms of such contemplated Transfer have been determined). The Intention to Transfer Notice shall specify the portion of and amount of rentable square feet of the Premises which Tenant intends to Transfer (the "Contemplated Transfer Space"), the contemplated date of commencement of the Contemplated Transfer (the "Contemplated Effective Date"), and the contemplated length of the term of such contemplated Transfer, and shall specify that such Intention to Transfer Notice is delivered to Landlord pursuant to this Section 14.4 in order to allow Landlord to elect to recapture the Contemplated Transfer Space. Thereafter, Landlord shall have the option, by giving written notice to Tenant within thirty (30) days after receipt of any Intention to Transfer Notice, to recapture the Contemplated Transfer Space. Such recapture shall cancel and terminate this Lease with respect to such Contemplated Transfer Space as of the Contemplated Effective Date; provided, however, if Landlord elects to recapture the Contemplated Transfer Space, and such Contemplated Transfer Space is less than one hundred percent (100%) of the Premises, Tenant may, within five (5) business days, rescind its Intention to Transfer Notice, in which case the Intention to Transfer Notice shall be of no force or effect and this Lease shall remain full force and effect. In the event of a recapture by Landlord, if this Lease shall be canceled with respect to less than the entire Premises, the Rent reserved herein shall be prorated on the basis of the number of rentable square feet retained by Tenant in proportion to the number of rentable square feet contained in the Premises, and this Lease as so amended shall continue thereafter in full force and effect, and upon request of either party, the parties shall execute written confirmation of the same. If Landlord declines, or fails to elect in a timely manner, to recapture such Contemplated Transfer Space under this Section 14.4, then, subject to the other terms of this Article 14, for a period of nine (9) months (the "Nine Month Period") commencing on the last day of such thirty (30) day period, Landlord shall not have any right to recapture the Contemplated Transfer Space with respect to any Transfer made during the Nine Month Period, provided that any such Transfer is substantially on the terms set forth in the Intention to Transfer Notice, and provided further that any such Transfer shall be subject to the remaining terms of this Article 14. If such a Transfer is not so consummated within the Nine Month Period (or if a Transfer is so consummated, then upon the expiration of the term of any Transfer of such Contemplated Transfer Space consummated within such Nine Month Period), Tenant shall again be required to submit a new Intention to Transfer Notice to Landlord with respect any contemplated Transfer, as provided above in this Section 14.4. 14.5 Effect of Transfer. If Landlord consents to a Transfer, (i) the terms and conditions of this Lease shall in no way be deemed to have been waived or modified, (ii) such consent shall not be deemed consent to any further Transfer by either Tenant or a Transferee, (iii) Tenant shall deliver to Landlord, promptly after execution, an original executed copy of all documentation pertaining to the Transfer in form reasonably acceptable to Landlord, (iv) Tenant shall furnish upon Landlord's request a complete statement, certified by an independent certified public accountant, or Tenant's chief financial officer, setting forth in detail the computation of any Transfer Premium Tenant has derived and shall derive from such Transfer, and (v) no Transfer relating to this Lease or agreement entered into with respect thereto, whether with or without Landlord's consent, shall relieve Tenant or any guarantor of the Lease from any liability under this Lease, including, without limitation, in connection with the Subject Space. Landlord or its authorized representatives shall have the right at all reasonable times to audit the books, records and papers of Tenant relating to any Transfer, and shall have the right to make copies thereof. If the Transfer Premium respecting any Transfer shall be found understated, Tenant shall, within thirty (30) days after demand, pay the deficiency, and if understated by more than two percent (2%), Tenant shall pay Landlord's costs of such audit. 14.6 Additional Transfers. For purposes of this Lease, the term "Transfer" shall also include (i) if Tenant is a partnership, the withdrawal or change, voluntary, involuntary or by operation of law, of fifty percent (50%) or more of the partners, or transfer of fifty percent (50%) or more of partnership interests, within a twelve (12)-month period, or the dissolution of the partnership without immediate reconstitution thereof, and (ii) if Tenant is a closely held corporation (i.e., whose stock is not publicly held and not traded through an exchange or over the counter), (A) 822610.04/WLA [THE BOARDWALK] 183362-00050/9-24-20/mem/mem -32- [Zentalis Pharmaceuticals, Inc.]

the dissolution, merger, consolidation or other reorganization of Tenant or (B) the sale or other transfer of an aggregate of fifty percent (50%) or more of the voting shares of Tenant (other than to immediate family members by reason of gift or death), within a twelve (12)-month period, or (C) the sale, mortgage, hypothecation or pledge of an aggregate of fifty percent (50%) or more of the value of the unencumbered assets of Tenant within a twelve (12)-month period. 14.7 Occurrence of Default. Any Transfer hereunder shall be subordinate and subject to the provisions of this Lease, and if this Lease shall be terminated during the term of any Transfer, Landlord shall have the right to: (i) treat such Transfer as cancelled and repossess the Subject Space by any lawful means, or (ii) require that such Transferee attorn to and recognize Landlord as its landlord under any such Transfer. If Tenant shall be in default under this Lease, Landlord is hereby irrevocably authorized, as Tenant's agent and attorney-in-fact, to direct any Transferee to make all payments under or in connection with the Transfer directly to Landlord (which Landlord shall apply towards Tenant's obligations under this Lease) until such default is cured. Such Transferee shall rely on any representation by Landlord that Tenant is in default hereunder, without any need for confirmation thereof by Tenant. Upon any assignment, the assignee shall assume in writing all obligations and covenants of Tenant thereafter to be performed or observed under this Lease. No collection or acceptance of rent by Landlord from any Transferee shall be deemed a waiver of any provision of this Article 14 or the approval of any Transferee or a release of Tenant from any obligation under this Lease, whether theretofore or thereafter accruing. In no event shall Landlord's enforcement of any provision of this Lease against any Transferee be deemed a waiver of Landlord's right to enforce any term of this Lease against Tenant or any other person. If Tenant's obligations hereunder have been guaranteed, Landlord's consent to any Transfer shall not be effective unless the guarantor also consents to such Transfer. 14.8 Non-Transfers. Notwithstanding anything to the contrary contained in this Lease, (A) an assignment or subletting of all or a portion of the Premises to an affiliate of Tenant (an entity which is controlled by, controls, or is under common control with, Tenant as of the date of this Lease), (B) a sale of corporate shares of capital stock in Tenant in connection with an initial public offering of Tenant's stock on a nationally-recognized stock exchange, (C) a an assignment of this Lease to an entity which acquires all or substantially all of the stock or assets of Tenant, or (D) an assignment of this Lease to an entity which is the resulting entity of a merger or consolidation of Tenant during the Lease Term, shall not be deemed a Transfer requiring Landlord's consent under this Article 14 and shall not be subject to the provisions of Sections 14.3 and 14.5 above (any such assignee or sublessee described in items (A) through (D) of this Section 14.8 hereinafter referred to as a "Permitted Transferee"), provided that (i) Tenant notifies Landlord promptly upon the effective date of any such assignment or sublease and promptly supplies Landlord with any documents or information reasonably requested by Landlord regarding such transfer or transferee as set forth above, (ii) Tenant is not in default, beyond any applicable notice and cure period, and such assignment or sublease is not a subterfuge by Tenant to avoid its obligations under this Lease, (iii) such Permitted Transferee (or the Tenant entity immediately preceding the Permitted Transfer (the "Prior Tenant"), if such Prior Tenant remains the Tenant under this Lease) shall have a tangible net worth (not including goodwill as an asset) computed in accordance with generally accepted accounting principles ("Net Worth") at least equal to the Net Worth of Tenant on the day immediately preceding the effective date of such assignment or sublease; provided that if the Prior Tenant is a surviving entity of such Permitted Transfer but is no longer the Tenant under this Lease, and such Prior Tenant remains liable under this Lease, then Tenant may combine the Net Worth of the Prior Tenant and the Permitted Transferee to satisfy the foregoing Net Worth requirement; provided further that, in the event of a subletting of all or a portion of the Premises to an affiliate of Tenant pursuant to item (A) above, Tenant may combine the Net Worth of Tenant and such affiliate of Tenant to satisfy the foregoing Net Worth requirement, and (iv) no assignment relating to this Lease, whether with or without Landlord's consent, shall relieve Tenant from any liability under this Lease, and, in the event of an assignment of Tenant's entire interest in this Lease, the liability of Tenant and such transferee (other than a transferee pursuant to a stock or member interest transfer whereby this Lease is not actually assigned to a new entity) shall be joint and several. An assignee of Tenant's entire interest in this Lease who qualifies as a Permitted Transferee may also be referred to herein as a "Permitted Transferee Assignee." "Control," as used in this Section 14.8, shall mean the ownership, directly or indirectly, of at least fifty-one percent (51%) of the voting securities of, or possession of the right to vote, in the ordinary direction of its affairs, of at least fifty-one percent (51%) of the voting interest in, any person or entity. 15. SURRENDER OF PREMISES; OWNERSHIP AND REMOVAL OF TRADE FIXTURES 15.1 Surrender of Premises. No act or thing done by Landlord or any agent or employee of Landlord during the Lease Term shall be deemed to constitute an acceptance by Landlord of a surrender of the Premises unless 822610.04/WLA [THE BOARDWALK] 183362-00050/9-24-20/mem/mem -33- [Zentalis Pharmaceuticals, Inc.]

such intent is specifically acknowledged in writing by Landlord. The delivery of keys to the Premises to Landlord or any agent or employee of Landlord shall not constitute a surrender of the Premises or effect a termination of this Lease, whether or not the keys are thereafter retained by Landlord, and notwithstanding such delivery Tenant shall be entitled to the return of such keys at any reasonable time upon request until this Lease shall have been properly terminated. The voluntary or other surrender of this Lease by Tenant, whether accepted by Landlord or not, or a mutual termination hereof, shall not work a merger, and at the option of Landlord shall operate as an assignment to Landlord of all subleases or subtenancies affecting the Premises or terminate any or all such sublessees or subtenancies. 15.2 Removal of Tenant Property by Tenant. Upon the expiration of the Lease Term, or upon any earlier termination of this Lease, Tenant shall, subject to the provisions of this Article 15, quit and surrender possession of the Premises to Landlord in as good order and condition as when Tenant took possession and as thereafter improved by Landlord and/or Tenant, reasonable wear and tear and repairs which are specifically made the responsibility of Landlord hereunder excepted. Upon such expiration or termination, Tenant shall, without expense to Landlord, remove or cause to be removed from the Premises all debris and rubbish, and such items of furniture, equipment, free- standing cabinet work, trade fixtures, movable partitions and other articles of personal property owned by Tenant or installed or placed by Tenant at its expense in the Premises, and such similar articles of any other persons claiming under Tenant, as Landlord may, in its sole discretion, require to be removed, and Tenant shall repair at its own expense all damage to the Premises and Building resulting from such removal. 15.3 Environmental Assessment. In connection with its surrender of the Premises, Tenant shall submit to Landlord, at least thirty (30) days prior to the expiration date of this Lease (or in the event of an earlier termination of this Lease, as soon as reasonably possible following such termination), an environmental Assessment of the Premises by a competent and experienced environmental engineer or engineering firm reasonably satisfactory to Landlord (pursuant to a contract approved by Landlord and providing that Landlord can rely on the Environmental Assessment), which (i) evidences that the Premises are in a clean and safe condition and free and clear of any Hazardous Materials; and (ii) includes a review of the Premises by an environmental consultant for asbestos, mold, fungus, spores, and other moisture conditions, on-site chemical use, and lead-based paint. If such Environmental Assessment reveals that remediation or Clean-up is required under any Environmental Laws, Tenant shall submit a remediation plan prepared by a recognized environmental consultant and shall be responsible for all costs of remediation and Clean-up, as more particularly provided in Section 5.3, above. 15.4 Condition of the Building and Premises Upon Surrender. In addition to the above requirements of this Article 15, upon the expiration of the Lease Term, or upon any earlier termination of this Lease, Tenant shall, surrender the Premises and Building such that the same are in compliance with all Applicable Laws and with Tenant is Lease, including those relating to improvement, repair, maintenance, compliance with law, testing and other related obligations of Tenant set forth in Article 7 of this Lease. In the event that the Building and Premises shall be surrendered in a condition which does not comply with the terms of this Section 15.4, because Tenant failed to comply with its obligations set forth in Lease, then following thirty noncompliance, Landlord shall be entitled to expend all reasonable costs in order to cause the same to comply with the required condition upon surrender and Tenant shall immediately reimburse Landlord for all such costs upon notice and Tenant shall be deemed during the period that Tenant or Landlord, as the case may be, perform obligations relating to the Surrender Improvements to be in holdover under Article 16 of this Lease. 16. HOLDING OVER If Tenant holds over after the expiration of the Lease Term or earlier termination thereof, with the express or implied consent of Landlord, such tenancy shall be from month-to-month only, and shall not constitute a renewal hereof or an extension for any further term. If Tenant holds over after the expiration of the Lease Term of earlier termination thereof, without the express or implied consent of Landlord, such tenancy shall be deemed to be a tenancy by sufferance only, and shall not constitute a renewal hereof or an extension for any further term. In either case, Base Rent shall be payable at a monthly rate equal to (i) one hundred twenty-five percent (125%) of the Base Rent applicable during the last rental period of the Lease Term under this Lease for the first (1st) month of such holdover, and (ii) one hundred fifty percent (150%) of the Base Rent applicable during the last rental period of the Lease Term under this Lease thereafter. Such month-to-month tenancy or tenancy by sufferance, as the case may be, shall be subject to every other applicable term, covenant and agreement contained herein. Nothing contained in this Article 16 shall be construed as consent by Landlord to any holding over by Tenant, and Landlord expressly 822610.04/WLA [THE BOARDWALK] 183362-00050/9-24-20/mem/mem -34- [Zentalis Pharmaceuticals, Inc.]

reserves the right to require Tenant to surrender possession of the Premises to Landlord as provided in this Lease upon the expiration or other termination of this Lease. The provisions of this Article 16 shall not be deemed to limit or constitute a waiver of any other rights or remedies of Landlord provided herein or at law. If Tenant fails to surrender the Premises upon the termination or expiration of this Lease, in addition to any other liabilities to Landlord accruing therefrom, Tenant shall protect, defend, indemnify and hold Landlord harmless from all loss, costs (including reasonable attorneys' fees) and liability resulting from such failure, including, without limiting the generality of the foregoing, any claims made by any succeeding tenant founded upon such failure to surrender and any lost profits to Landlord resulting therefrom. 17. ESTOPPEL CERTIFICATES Within ten (10) business days following a request in writing by Landlord, Tenant shall execute, acknowledge and deliver to Landlord an estoppel certificate, which, as submitted by Landlord, shall be substantially in the form of Exhibit D, attached hereto (or such other form as may be required by any prospective mortgagee or purchaser of the Project, or any portion thereof), indicating therein any exceptions thereto that may exist at that time, and shall also contain any other information reasonably requested by Landlord or Landlord's mortgagee or prospective mortgagee. Any such certificate may be relied upon by any prospective mortgagee or purchaser of all or any portion of the Project. Tenant shall execute and deliver whatever other instruments may be reasonably required for such purposes. At any time during the Lease Term (but not more than once in any twelve (12) month period, except in connection with a sale or refinance of the Project, if Tenant is in monetary or material non- monetary default under this Lease, or if Tenant has identified a proposed Transferee under Article 14 above or if Tenant request Landlord consent to an Alteration), Landlord may require Tenant to provide Landlord with a current financial statement and the financial statement of the year immediately preceding the current financial statement year. Such statements shall be prepared in accordance with generally accepted accounting principles and, if such is the normal practice of Tenant, shall be audited by an independent certified public accountant. Failure of Tenant to timely execute, acknowledge and deliver such estoppel certificate or other instruments shall constitute an acceptance of the Premises and an acknowledgment by Tenant that statements included in the estoppel certificate are true and correct, without exception. 18. SUBORDINATION This Lease shall be subject and subordinate to all present and future ground or underlying leases of the Building or Project and to the lien of any mortgage, trust deed or other encumbrances now or hereafter in force against the Building or Project or any part thereof, if any, and to all renewals, extensions, modifications, consolidations and replacements thereof, and to all advances made or hereafter to be made upon the security of such mortgages or trust deeds, unless the holders of such mortgages, trust deeds or other encumbrances, or the lessors under such ground lease or underlying leases, require in writing that this Lease be superior thereto Superior Holders commercially reasonable efforts provide Tenant a subordination non-disturbance and attornment agreement in commercially reasonable form provided by any future Superior Holder, which requires such Superior Holder to accept SNDAA proceedings are brought for the foreclosure of any such mortgage or deed in lieu thereof (or if any ground lease is terminated), to attorn, without any deductions or set-offs whatsoever, to the lienholder or purchaser or any successors thereto upon any such foreclosure sale or deed in lieu thereof (or to the ground lessor), if so requested to do so by such purchaser or lienholder or ground lessor, and to recognize such purchaser or lienholder or ground lessor as the lessor under this Lease, provided such lienholder or purchaser or ground lessor shall agree to accept this Lease and not disturb Tenant's occupancy, so long as Tenant timely pays the rent and observes and performs the terms, covenants and conditions of this Lease to be observed and performed by Tenant. Landlord's interest herein may be assigned as security at any time to any lienholder. Tenant shall, within ten (10) business days of request by Landlord, execute such further instruments or assurances as Landlord may reasonably deem necessary to evidence or confirm the subordination or superiority of this Lease to any such mortgages, trust deeds, ground leases or underlying leases this Lease except as customarily related to commercially reasonable subordination agreements. Tenant waives the provisions of any current or future statute, rule or law which may give or purport to give Tenant any right or election to terminate or otherwise adversely affect this Lease and the obligations of the Tenant hereunder in the event of any foreclosure proceeding or sale. 822610.04/WLA [THE BOARDWALK] 183362-00050/9-24-20/mem/mem -35- [Zentalis Pharmaceuticals, Inc.]

19. DEFAULTS; REMEDIES 19.1 Events of Default. In addition to any other Events of Default specified in this Lease, the occurrence Event of Default 19.1.1 Any failure by Tenant to pay any Rent or any other charge required to be paid under this Lease, or any part thereof, within five (5) days following the date due with respect to Base Rent and Tenant's Share of Direct Expenses, and within five (5) days following written notice of such failure with respect to any other charge required to be paid under this Lease; or 19.1.2 Except where a specific time period is otherwise set forth for Tenant's performance in this Lease, in which event the failure to perform by Tenant within such time period shall be a default by Tenant under this Section 19.1.2, any failure by Tenant to observe or perform any other provision, covenant or condition of this Lease to be observed or performed by Tenant where such failure continues for thirty (30) days after written notice thereof from Landlord to Tenant; provided that if the nature of such default is such that the same cannot reasonably be cured within a thirty (30) day period, Tenant shall not be deemed to be in default if it diligently commences such cure within such period and thereafter diligently proceeds to rectify and cure such default; or 19.1.3 Abandonment (as defined by Applicable Laws) of the Premises by Tenant; or 19.1.4 The failure by Tenant to observe or perform according to the provisions of Articles 5, 14, 17 or 18 of this Lease or any provision of the Tenant Work Letter, where, in each instance, such failure continues for more than three (3) business days after notice from Landlord; or Any notices to be provided by Landlord under this Section 19.1 shall be in lieu of, and not in addition to, any notice required under Section 1161 et seq. of the Code of Civil Procedure, and may be served on Tenant in the manner allowed for service of notices under this Lease. 19.2 Remedies Upon Event of Default. Upon the occurrence of any Event of Default by Tenant, Landlord shall have, in addition to any other remedies available to Landlord at law or in equity (all of which remedies shall be distinct, separate and cumulative), the option to pursue any one or more of the following remedies (including, without limitation, during any eviction moratorium, to the extent allowed by Applicable Law), each and all of which shall be cumulative and nonexclusive, without any notice or demand whatsoever. 19.2.1 Terminate this Lease, in which event Tenant shall immediately surrender the Premises to Landlord, and if Tenant fails to do so, Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying the Premises or any part thereof, without being liable for prosecution or any claim or damages therefor; and Landlord may recover from Tenant the following: (i) The worth at the time of award of the unpaid rent which has been earned at the time of such termination; plus (ii) The worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus (iii) The worth at the time of award of the amount by which the unpaid rent for the balance of the Lease Term after the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus (iv) Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, specifically including but not limited to, brokerage commissions and advertising expenses incurred, expenses of remodeling the Premises or any portion thereof 822610.04/WLA [THE BOARDWALK] 183362-00050/9-24-20/mem/mem -36- [Zentalis Pharmaceuticals, Inc.]

for a new tenant, whether for the same or a different use, and any special concessions made to obtain a new tenant; and (v) At Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by Applicable Law. The term "rent" as used in this Section 19.2 shall be deemed to be and to mean all sums of every nature required to be paid by Tenant pursuant to the terms of this Lease, whether to Landlord or to others. As used in Sections 19.2.1(i) and (ii), above, the "worth at the time of award" shall be computed by allowing interest at the rate set forth in Article 25 of this Lease, but in no case greater than the maximum amount of such interest permitted by law. As used in Section 19.2.1(iii) above, the "worth at the time of award" shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%). 19.2.2 Landlord shall have the remedy described in California Civil Code Section 1951.4 (lessor may continue lease in effect after lessee's breach and abandonment and recover rent as it becomes due, if lessee has the right to sublet or assign, subject only to reasonable limitations). Accordingly, if Landlord does not elect to terminate this Lease on account of any Event of Default by Tenant, Landlord may, from time to time, without terminating this Lease, enforce all of its rights and remedies under this Lease, including the right to recover all rent as it becomes due. 19.2.3 Landlord shall at all times have the rights and remedies (which shall be cumulative with each other and cumulative and in addition to those rights and remedies available under Sections 19.2.1 and 19.2.2, above, or any law or other provision of this Lease), without prior demand or notice except as required by Applicable Law, to seek any declaratory, injunctive or other equitable relief, and specifically enforce this Lease, or restrain or enjoin a violation or breach of any provision hereof. 19.3 Subleases of Tenant. Whether or not Landlord elects to terminate this Lease on account of any Event of Default by Tenant, as set forth in this Article 19, Landlord shall have the right to terminate any and all subleases, licenses, concessions or other consensual arrangements for possession entered into by Tenant and affecting the Premises or may, in Landlord's sole discretion, succeed to Tenant's interest in such subleases, licenses, concessions or arrangements. In the event of Landlord's election to succeed to Tenant's interest in any such subleases, licenses, concessions or arrangements, Tenant shall, as of the date of notice by Landlord of such election, have no further right to or interest in the rent or other consideration receivable thereunder. 19.4 Efforts to Relet. No re-entry or repossession, repairs, maintenance, changes, alterations and additions, reletting, appointment of a receiver to protect Landlord's interests hereunder, or any other action or omission by Landlord shall be construed as an election by Landlord to terminate this Lease or Tenant's right to possession, or to accept a surrender of the Premises, nor shall same operate to release Tenant in whole or in part from any of Tenant's obligations hereunder, unless express written notice of such intention is sent by Landlord to Tenant. Tenant hereby irrevocably waives any right otherwise available under any law to redeem or reinstate this Lease. 19.5 Landlord Default. Landlord shall be in default under this Lease if Landlord fails to perform any of its obligations hereunder following the Lease Commencement Date and such failure continues for thirty (30) days after Tenant delivers to Landlord written notice specifying such failure; however, if such failure cannot reasonably be cured within such 30-day period, but Landlord commences to cure such failure within such 30-day period and thereafter diligently pursues the curing thereof to completion, then Landlord shall not be in default hereunder or liable for damages therefor. Except where the provisions of this Lease grant Tenant an express, exclusive remedy, or expressly deny Tenant a remedy, Tenant's exclusive remedy for Landlord's failure to perform its obligations under this Lease shall be limited to damages, injunctive relief, or specific performance; in each case, Landlord's liability or obligations with respect to any such remedy shall be limited as provided in Section 29.13. 20. COVENANT OF QUIET ENJOYMENT Landlord covenants that Tenant, on paying the Rent, charges for services and other payments herein reserved and on keeping, observing and performing all the other terms, covenants, conditions, provisions and agreements herein contained on the part of Tenant to be kept, observed and performed, shall, during the Lease Term, peaceably and quietly have, hold and enjoy the Premises subject to the terms, 822610.04/WLA [THE BOARDWALK] 183362-00050/9-24-20/mem/mem -37- [Zentalis Pharmaceuticals, Inc.]

covenants, conditions, provisions and agreements hereof without interference by any persons lawfully claiming by or through Landlord. The foregoing covenant is in lieu of any other covenant express or implied. 21. LETTER OF CREDIT 21.1 Delivery of Letter of Credit. Concurrent with Tenant's execution and delivery of this Lease, Tenant shall deliver to Landlord concurrent with Tenant's execution of this Lease, as protection for the full and faithful performance by Tenant of all of its obligations under this Lease and for all losses and damages Landlord may suffer (or which Landlord reasonably estimates that it may suffer) as a result of any breach or default by Tenant under this Lease, an unconditional, clean, irrevocable negotiable standby letter of credit (the "L-C") in the amount set forth in Section 8 of the Summary (the "L-C Amount"), in the form attached hereto as Exhibit G, payable in the City of San Diego, California, running in favor of Landlord, drawn on a bank (the "Bank") reasonably approved by Landlord and which bank must have a rating from Standard and Poors Corporation of A- or better (or any equivalent rating thereto from any successor or substitute rating service selected by Investor Service of A3 or better (or any equivalent rating thereto from any successor rating agency thereto) (the "Credit Rating Threshold"), and otherwise conforming in all respects to the requirements of this Article 21, including, without limitation, all of the requirements of Section 21.2, below, all as set forth more particularly hereinbelow. As of the date of this Lease, Landlord approved Silicon Valley Bank as the Bank. Tenant shall pay all expenses, points and/or fees incurred by Tenant in obtaining and maintaining the L-C. In the event of an assignment by Tenant of its interest in the Lease (and irrespective of whether Landlord's consent is required for such assignment), the acceptance of any replacement or substitute letter of credit by Landlord from the assignee shall be subject to Landlord's prior written approval, in Landlord's reasonable discretion, and the actual out-of-pocket attorney's fees incurred by Landlord in connection with such determination shall be payable by Tenant to Landlord within ten (10) business days of billing. Tenant shall have no right to voluntarily replace the L-C without Landlord's prior written approval, in Landlord's sole and absolute discretion. Tenant shall be responsible for the payment of any and all costs incurred by Landlord relating to the review of any repl ent is required pursuant to this Section or is otherwise requested by Tenant, and such attorneys' fees shall be payable by Tenant to Landlord within ten (10) business days of billing. If Landlord approves any replacement or substitute letter of credit, Landlord shall return the L-C then held by Landlord within one hundred (100) days following Landlord receipt of the replacement or substitute L-C tendered by Tenant; provided, however, if Tenant provides evidence reasonably satisfactory to Landlord that Tenant has the ability to satisfy its monetary obligations under this Lease when and as due, then Landlord shall return the L-C then held by Landlord within thirty (30) days following Landlord receipt of the replacement or substitute L-C tendered by Tenant. 21.2 In General. The L-C shall be "callable" at sight, permit partial draws and multiple presentations and drawings, and be otherwise subject to the Uniform Customs and Practices for Documentary Credits (1993-Rev), International Chamber of Commerce Publication #500, or the International Standby Practices-ISP 98, International Chamber of Commerce Publication #590. The L-C must provide that presentation of a drawing under the L-C may be made by hand delivery, courier service, overnight mail, or facsimile. Tenant further covenants and warrants as follows: 21.2.1 Landlord Right to Transfer. The L-C shall provide that Landlord, its successors and assigns, may, at any time and without notice to Tenant and without first obtaining Tenant's consent thereto, transfer (one or more times) all or any portion of its interest in and to the L-C to another party, person or entity, to Landlord's lender or in connection with the assignment by Landlord of its rights and interests in and to this Lease. In the event of a transfer of Landlord's interest in the Building, Landlord shall transfer the L-C, in whole or in part, to the transferee and thereupon Landlord shall, without any further agreement between the parties, be released by Tenant from all liability therefor, and it is agreed that the provisions hereof shall apply to every transfer or assignment of the whole or any portion of said L-C to a new landlord. In connection with any such transfer of the L-C by Landlord, Tenant shall, at Tenant's sole cost and expense, execute and submit to the Bank such applications, documents and instruments as may be necessary to effectuate such transfer, and Tenant shall be responsible for paying the Bank's transfer and processing fees in connection therewith. 21.2.2 No Assignment by Tenant. Tenant shall neither assign nor encumber the L-C or any part thereof. Neither Landlord nor its successors or assigns will be bound by any assignment, encumbrance, attempted assignment or attempted encumbrance by Tenant in violation of this Section. 822610.04/WLA [THE BOARDWALK] 183362-00050/9-24-20/mem/mem -38- [Zentalis Pharmaceuticals, Inc.]

21.2.3 Replenishment. If, as a result of any drawing by Landlord on the L-C pursuant to its rights set forth in Section 21.3 below, the amount of the L-C shall be less than the L-C Amount, Tenant shall, within the (10) business days thereafter, provide Landlord with (i) an amendment to the L-C restoring such L-C to the L-C Amount or (ii) additional L-Cs in an amount equal to the deficiency, which additional L-Cs shall comply with all of the provisions of this Article 21, and if Tenant fails to comply with the foregoing, notwithstanding anything to the contrary contained in Section 19.1 above, the same shall constitute an incurable default by Tenant under this Lease (without the need for any additional notice and/or cure period). 21.2.4 Renewal; Replacement. If the L-C expires earlier than the date (the "LC Expiration Date") that is one hundred (100) days after the expiration of the Lease Term, Tenant shall deliver a new L-C or certificate of renewal or extension to Landlord at least sixty (60) days prior to the expiration of the L-C then held by Landlord, without any action whatsoever on the part of Landlord, which new L-C shall be irrevocable and automatically renewable through the LC Expiration Date upon the same terms as the expiring L-C or such other terms as may be acceptable to Landlord in its sole discretion. In furtherance of the foregoing, Landlord and Tenant agree that the L-C shall contain a so-called "evergreen provision," whereby the L-C will automatically be renewed unless at provided by the issuer to Landlord; provided, however, that the final expiration date identified in the L-C, beyond which the L-C shall not automatically renew, shall not be earlier than the LC Expiration Date. 21.2.5 credit rating is reduced below the Credit Rating Threshold, or if the financial condition of the Bank changes in any other materially adverse way (either, a "Bank Credit Threat"), then Landlord shall have the right to require that Tenant obtain from a different issuer a substitute L-C that complies in all respects with the requirements of this written demand therefor (with no other notice or cure or grace period being applicable thereto, notwithstanding upon the then existing L- C in whole or in part, without notice to Tenant, as more specifically described in Section 21.3, below. Tenant shall be responsible for the payment of any and all costs incurred with the review of any replacement this Section or is otherwise requested by Tenant. 21.3 Application of Letter of Credit. Tenant hereby acknowledges and agrees that Landlord is entering into this Lease in material reliance upon the ability of Landlord to draw upon the L-C as protection for the full and faithful performance by Tenant of all of its obligations under this Lease and for all losses and damages Landlord may suffer (or which Landlord reasonably estimates that it may suffer) as a result of any breach or default by Tenant under this Lease. Landlord, or its then managing agent, shall have the right to draw down an amount up to the face amount of the L-C if any of the following shall have occurred or be applicable: (A) such amount is due to Landlord under the terms and conditions of this Lease, or (B) Tenant has filed a voluntary petition under the U. S. Bankruptcy Code or any state bankruptcy code (collectively, "Bankruptcy Code"), or (C) an involuntary petition has been filed against Tenant under the Bankruptcy Code, or (D) the Bank has notified Landlord that the L-C will not be renewed or extended through the LC Expiration Date, or (E) a Bank Credit Threat or Receivership (as such term is defined in Section 21.6.1, below) has occurred and Tenant has failed to comply with the requirements of either Section 21.2.5, above, or Section 21.6, below, as applicable. If Tenant shall breach any provision of this Lease or otherwise be in default hereunder or if any of the foregoing events identified in Sections 21.3(B) through (E) shall have occurred, Landlord may, but without obligation to do so, and without notice to Tenant, draw upon the L-C, in part or in whole, and the proceeds may be applied by Landlord (i) to cure any breach or default of Tenant and/or to compensate Landlord for any and all damages of any kind or nature sustained or which Landlord reasonably estimates that it will sustain resulting from Tenant's breach or default, (ii) against any Rent payable by Tenant under this Lease that is not paid when due and/or (iii) to pay for all losses and damages that Landlord has suffered or that Landlord reasonably estimates that it will suffer as a result of any breach or default by Tenant under this Lease. The use, application or retention of the L-C, or any portion thereof, by Landlord shall not prevent Landlord from exercising any other right or remedy provided by this Lease or by any applicable law, it being intended that Landlord shall not first be required to proceed against the L-C, and shall not operate as a limitation on any recovery to which Landlord may otherwise be entitled. Tenant agrees not to interfere in any way with payment to Landlord of the proceeds of the L-C, either prior to or following a "draw" by Landlord of any portion of the L-C, regardless of whether any dispute exists between Tenant and Landlord as to Landlord's right to draw upon the L-C. No condition or term of this Lease 822610.04/WLA [THE BOARDWALK] 183362-00050/9-24-20/mem/mem -39- [Zentalis Pharmaceuticals, Inc.]

shall be deemed to render the L-C conditional to justify the issuer of the L-C in failing to honor a drawing upon such L-C in a timely manner. Tenant agrees and acknowledges that (a) the L-C constitutes a separate and independent contract between Landlord and the Bank, (b) Tenant is not a third party beneficiary of such contract, (c) Tenant has no property interest whatsoever in the L-C or the proceeds thereof, and (d) in the event Tenant becomes a debtor under any chapter of the Bankruptcy Code, neither Tenant, any trustee, nor Tenant's bankruptcy estate shall have any right to restrict or limit Landlord's claim and/or rights to the L-C and/or the proceeds thereof by application of Section 502(b)(6) of the U. S. Bankruptcy Code or otherwise. 21.4 Letter of Credit not a Security Deposit. Landlord and Tenant acknowledge and agree that in no event or circumstance shall the L-C or any renewal thereof or any proceeds thereof be (i) deemed to be or treated as a "security deposit" within the meaning of California Civil Code Section 1950.7, (ii) subject to the terms of such Section 1950.7, or (iii) intended to serve as a "security deposit" within the meaning of such Section 1950.7. The parties hereto (A) recite that the L-C is not intended to serve as a security deposit and such Section 1950.7 and any and all other laws, rules and regulations applicable to security deposits in the commercial context ("Security Deposit Laws") shall have no applicability or relevancy thereto and (B) waive any and all rights, duties and obligations either party may now or, in the future, will have relating to or arising from the Security Deposit Laws. 21.5 Proceeds of Draw. In the event Landlord draws down on the L-C pursuant to Sections 21.3(D) or (E), above, the proceeds of the L-C may be held by Landlord and applied by Landlord against any Rent payable by Tenant under this Lease that is not paid when due and/or to pay for all losses and damages that Landlord has suffered or that Landlord reasonably estimates that it will suffer as a result of any breach or default by Tenant under this Lease. Any unused proceeds shall constitute the property of Landlord and need not be segregated from Landlord's other assets. Tenant hereby (i) agrees that (A) Tenant has no property interest whatsoever in the proceeds from any such draw, and (B) such proceeds shall not be deemed to be or treated as a "security deposit" under the Security Deposit Law, and (ii) waives all rights, duties and obligations either party may now or, in the future, will have relating to or arising from the Security Deposit Laws. Landlord agrees that the amount of any proceeds of the L-C received by Landlord, and not (a) applied against any Rent payable by Tenant under this Lease that was not paid when due, or (b) used to pay for any losses and/or damages suffered by Landlord (or reasonably estimated by Landlord that it will suffer) as a result of any breach or default by Tenant under this Lease (the "Unused L-C Proceeds"), shall be paid by Landlord to Tenant (x) upon receipt by Landlord of a replacement L-C in the full L-C Amount, which replacement L- C shall comply in all respects with the requirements of this Article 21, or (y) within thirty (30) days after the LC Expiration Date; provided, however, that if prior to the LC Expiration Date a voluntary petition is filed by Tenant, or an involuntary petition is filed against Tenant by any of Tenant's creditors, under the Bankruptcy Code, then Landlord shall not be obligated to make such payment in the amount of the Unused L-C Proceeds until either all preference issues relating to payments under this Lease have been resolved in such bankruptcy or reorganization case or such bankruptcy or reorganization case has been dismissed. 21.6 Bank Placed Into Receivership. 21.6.1 Bank Placed Into Receivership. In the event the Bank is placed into receivership or conservatorship (any such event, a "Receivership") by the Federal Deposit Insurance Corporation or any successor or similar entity (the "FDIC"), then, effective as of the date such Receivership occurs, the L-C shall be deemed to not meet the requirements of this Article 21, and, within ten (10) days following Landlord's notice to Tenant of such Receivership (the "LC Replacement Notice"), Tenant shall replace the L-C with a substitute L-C from a different issuer reasonably acceptable to Landlord and that complies in all respects with the requirements of this Article 21. If Tenant fails to replace such L-C with a substitute L-C from a different issuer pursuant to the terms and conditions of this Section 21.6.1, then, notwithstanding anything in this Lease to the contrary, Landlord shall have the right, at Landlord's option, to either (i) declare Tenant in default of this Lease for which there shall be no notice or grace or cure periods being applicable thereto other than the aforesaid ten (10) day period), in which event, Landlord shall have the right to pursue any and all remedies available to it under this Lease and at law, including, without limitation, treating any Receivership as a Bank Credit Threat and exerci der Section 21.2.5, above, to the extent possible pursuant to then existing FDIC policy; or (ii) elect to increase the Base Rent due and owing under the terms of this Lease pursuant to the terms and conditions of Section 21.6.2 of this Lease, below. Tenant shall be responsible for the payment of any and all costs incurred with the review of any replacement L- C (including required pursuant to this Section or is otherwise requested by Tenant. 822610.04/WLA [THE BOARDWALK] 183362-00050/9-24-20/mem/mem -40- [Zentalis Pharmaceuticals, Inc.]

21.6.2 **FAILURE TO REPLACE L-C; LIQUIDATED DAMAGES**. IN THE EVENT THAT TENANT FAILS TO REPLACE THE L-C PURSUANT TO, AND WITHIN THE TIME PERIODS SET FORTH IN, SECTION 21.6.1 OF THIS LEASE, ABOVE, THEN TENANT'S MONTHLY INSTALLMENT OF BASE RENT SHALL BE INCREASED TO ONE HUNDRED TEN PERCENT (110%) OF ITS THEN EXISTING LEVEL DURING THE PERIOD COMMENCING ON THE DATE THAT OCCURS TEN (10) DAYS FOLLOWING THE DATE TENANT RECEIVES THE LC REPLACEMENT NOTICE AND ENDING ON THE EARLIER TO OCCUR OF (I) THE DATE SUCH REPLACEMENT L-C IS DELIVERED TO LANDLORD PURSUANT TO THE TERMS OF SECTION 21.6.1, OR (II) THE DATE WHICH IS NINETY (90) DAYS AFTER THE DATE OF SUCH LC REPLACEMENT NOTICE. IN THE EVENT THAT TENANT FAILS, DURING SUCH NINETY (90) DAY PERIOD FOLLOWING THE DATE OF THE LC REPLACEMENT NOTICE, TO CAUSE THE REPLACEMENT L-C TO BE DELIVERED TO LANDLORD PURSUANT TO THE TERMS OF SECTION 21.6.1, THEN TENANT'S MONTHLY INSTALLMENT OF BASE RENT SHALL BE INCREASED TO ONE HUNDRED TWENTY-FIVE PERCENT (125%) OF ITS THEN EXISTING LEVEL DURING THE PERIOD COMMENCING ON THE DATE WHICH IS NINETY (90) DAYS AFTER THE DATE OF SUCH LC REPLACEMENT NOTICE AND ENDING ON THE DATE SUCH REPLACEMENT L-C IS DELIVERED TO LANDLORD PURSUANT TO THE TERMS OF SECTION 21.6.1, PROVIDED, HOWEVER, THAT THE TOTAL AGGREGATE AMOUNT OF BASE RENT PAID BY TENANT IN EXCESS OF THE AMOUNT OF BASE RENT THAT TENANT WOULD HAVE PAID HAD SUCH L-C REPLACEMENT FAILURE NEVER OCCURRED SHALL IN NO EVENT EXCEED THE L-C AMOUNT. THE PARTIES AGREE THAT IT WOULD BE IMPRACTICABLE AND EXTREMELY DIFFICULT TO ASCERTAIN THE ACTUAL DAMAGES SUFFERED BY LANDLORD AS A RESULT OF TENANT'S FAILURE TO TIMELY REPLACE THE L-C FOLLOWING THE LC REPLACEMENT NOTICE AS REQUIRED IN SECTION 21.6.1, AND THAT UNDER THE CIRCUMSTANCES EXISTING AS OF THE DATE OF THIS LEASE, THE LIQUIDATED DAMAGES PROVIDED FOR IN THIS SECTION 21.6.2 REPRESENT A REASONABLE ESTIMATE OF THE DAMAGES WHICH LANDLORD WILL INCUR AS A RESULT OF SUCH FAILURE, PROVIDED, HOWEVER, THAT THIS PROVISION SHALL NOT WAIVE OR AFFECT LANDLORD'S RIGHTS AND TENANT'S INDEMNITY OBLIGATIONS UNDER OTHER SECTIONS OF THIS LEASE. THE PARTIES ACKNOWLEDGE THAT THE PAYMENT OF SUCH LIQUIDATED DAMAGES IS NOT INTENDED AS A FORFEITURE OR PENALTY WITHIN THE MEANING OF CALIFORNIA CIVIL CODE SECTION 3275 OR 3369, BUT IS INTENDED TO CONSTITUTE LIQUIDATED DAMAGES TO LANDLORD PURSUANT TO CALIFORNIA CIVIL CODE SECTION 1671.

22. ROOFTOP RIGHTS. Tenant may, in accordance with, and subject to (A) reasonable construction rules and regulations promulgated by Landlord and provided to Tenant, (B) the Building standards therefor, and (C) the terms and conditions set forth in this Lease (including, without limitation, Article 8 and this Article 22), Tenant may install, repair, maintain and use, at Tenant's sole cost and expense, without the payment of Rent (other than costs allowed to be included in Direct Expenses pursuant to Article 4 of this Lease), one (1) or more antenna or other telecommunications equipment on the roofs of the Building for the receiving and transmitting of signals or broadcasts servicing the business conducted by Tenant from within the Premises or otherwise serving the Premises (the "**Rooftop Equipment**"). Tenant shall be solely responsible for any and all costs incurred or arising in connection with the Rooftop Equipment, including but not limited to costs of electricity and insurance related to the Rooftop Equipment. Landlord makes no representations or warranties whatsoever with respect to the fitness or suitability of the roof of the Building for the installation, maintenance and operation of the Rooftop Equipment, including, without limitation, with respect to the quality and clarity of any receptions and transmissions to or from the Rooftop Equipment and the presence of any interference with such signals whether emanating from the Building or otherwise. The physical appearance, size and location of the Rooftop Equipment shall be subject to Landlord's approval, which approval shall not be unreasonably withheld, conditioned, or delayed, and Landlord may require Tenant to install screening around such Rooftop Equipment, at Tenant's sole cost and expense. Tenant shall service, maintain and repair such Rooftop Equipment, at Tenant's sole cost and expense. In the event Tenant elects to exercise its right to install the Rooftop Equipment, then Tenant shall give Landlord no less than ten (10) days' prior notice thereof. Tenant shall reimburse to Landlord the actual costs reasonably incurred by Landlord in approving such Rooftop Equipment, including any third-party consultant fees. Tenant's rights under this Article 22 shall terminate and shall be of no further force or effect upon the expiration or earlier termination of this Lease. Prior to the expiration or earlier termination of this Lease, Tenant shall remove and restore the affected portion of the rooftop, the Building and the Premises to good condition and repair, free of leaks (reasonable wear and tear and damage from casualty that is Landlord's obligation to repair pursuant to Article 11 excepted). Such Rooftop Equipment shall be installed pursuant to plans and specifications approved by Landlord (specifically including, without limitation, all mounting and waterproofing

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details), which approval shall not be unreasonably withheld, conditioned or delayed. Notwithstanding any such review or approval by Landlord, Tenant shall remain solely liable for any damage arising in connection with Tenant's installation, use, maintenance and/or repair of such Rooftop Equipment, including, without limitation, any damage to any portion of the roof or roof membrane and any penetrations to the roof. Except to the extent caused by the negligence or willful misconduct of Landlord or any Landlord Party, Landlord and Tenant hereby acknowledge and agree that Landlord shall have no liability in connection with Tenant's use, maintenance and/or repair of such Rooftop Equipment. The Rooftop Equipment shall, in all instances, comply with all applicable laws. Tenant shall not be entitled to license its Rooftop Equipment to any third party other than a Permitted Transferee, nor shall Tenant be permitted to receive any revenues, fees or any other consideration for the use of the Rooftop Area and/or such Rooftop Equipment by any third party, in excess of the sublease rents otherwise payable in accordance with any subletting of all or a portion of the Premises. Tenant's right to install such Rooftop Equipment shall be exclusive (other than equipment placed on the roof by Landlord which serves the Premises), and Tenant hereby expressly acknowledges Landlord's continued right to itself utilize any portion of the rooftop of a Building.

23. SIGNS

23.1 **Exterior Signage**. Subject to Landlord's prior written approval, which shall not be unreasonably withheld, conditioned or delayed, and provided all signs are in keeping with the quality, design and style of the Building and Project, Tenant, at its sole cost and expense, may install (i) one (1) exclusive Building top identification sign on each of the 10275 Building and the 10285 Building, (ii) identification signage on the Project's monument sign shared by the tenants of the 10265 Building and the 10275 Building, and (iii) identification signage on the Project's monument sign for the 10285 Building (collectively, "**Tenant Signage**"); provided, however, in no event shall Tenant's Signage include an "Objectionable Name," as that term is defined in Section 23.3, of this Lease. All such signage shall be subject to Tenant's obtaining all required governmental approvals. All permitted signs shall be maintained by Tenant at its expense in a first-class and safe condition and appearance. Upon the expiration or earlier termination of this Lease, Tenant shall remove all of its signs at Tenant's sole cost and expense. The graphics, materials, color, design, lettering, lighting, size, illumination, specifications and exact location of Tenant's Signage (collectively, the "**Sign Specifications**") shall be subject to the prior written approval of Landlord, which approval shall not be unreasonably withheld, conditioned or delayed, and shall be consistent and compatible with the quality and nature of the Project. Tenant hereby acknowledges that, notwithstanding Landlord's approval of Tenant's Signage, Landlord has made no representation or warranty to Tenant with respect to the probability of obtaining all necessary governmental approvals and permits for Tenant's Signage. In the event Tenant does not receive the necessary governmental approvals and permits for Tenant's Signage, Tenant's and Landlord's rights and obligations under the remaining TCCs of this Lease shall be unaffected.

23.2 **Objectionable Name**. Tenant's Signage shall not include a name or logo which relates to an entity which is of a character or reputation, or is associated with a political faction or orientation, which is inconsistent with the quality of the Project, or which would otherwise reasonably offend a landlord of the Comparable Buildings (an "**Objectionable Name**"). The parties hereby agree that the following name, or any reasonable derivation thereof, shall be deemed not to constitute an Objectionable Name: "Zentalis Pharmaceuticals, Inc."

23.3 **Prohibited Signage and Other Items**. Any signs, notices, logos, pictures, names or advertisements which are installed and that have not been separately approved by Landlord may be removed without notice by Landlord at the sole expense of Tenant. Any signs, window coverings, or blinds (even if the same are located behind the Landlord-approved window coverings for the Building), or other items visible from the exterior of the Premises or Building, shall be subject to the prior approval of Landlord, in its sole discretion.

23.4 **Termination of Right to Tenant's Signage**. The rights contained in this Article 23 shall be personal to Original Tenant and its Permitted Transferee Assignee, and may only be exercised and maintained by such parties (and not any other assignee, sublessee or other transferee of the Original Tenant's interest in this Lease) to the extent (*x*) they are not in default under this Lease (beyond any applicable notice and cure period) ***and*** (y) if they occupy the entire Premises.

24. COMPLIANCE WITH LAW Tenant shall not do anything or suffer anything to be done in or about the Premises or the Project which will in any way conflict with any law, statute, ordinance or other rule, directive, order, regulation, guideline or requirement of any governmental entity or governmental agency (the "**Applicable**

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Laws promptly comply with all such governmental measures. Should any standard or regulation now or hereafter be imposed on Landlord or Tenant by a state, federal or local governmental body charged with the establishment, regulation and enforcement of occupational, health or safety standards for employers, employees, landlords or tenants, then Tenant agrees, at its sole cost and expense, to comply promptly with such standards or regulations. Tenant shall be responsible, at its sole cost and expense, to make all alterations to the Building and Premises as are required to comply with the governmental rules, regulations, requirements or standards described in this Article 24. The judgment of any court of competent jurisdiction or the admission of Tenant in any judicial action, regardless of whether Landlord is a party thereto, that Tenant has violated any of said governmental measures, shall be conclusive of that fact as between Landlord and Tenant. For purposes of Section 1938 of the California Civil Code, Landlord hereby discloses to Tenant, and Tenant hereby acknowledges, that the Project, Building and Premises have not undergone inspection by a Certified Access Specialist (CASp). As required by Section 1938(e) of the California Civil Code, Landlord hereby states as follows: "A Certified Access Specialist (CASp) can inspect the subject premises and determine whether the subject premises comply with all of the applicable construction-related accessibility standards under state law. Although state law does not require a CASp inspection of the subject premises, the commercial property owner or lessor may not prohibit the lessee or tenant from obtaining a CASp inspection of the subject premises for the occupancy or potential occupancy of the lessee or tenant, if requested by the lessee or tenant. The parties shall mutually agree on the arrangements for the time and manner of the CASp inspection, the payment of the fee for the CASp inspection, and the cost of making any repairs necessary to correct violations of construction-related accessibility standards within the premises." In furtherance of the foregoing, Landlord and Tenant hereby agree as follows: (a) any CASp inspection requested by Tenant shall be conducted, at Tenant's sole cost and expense, by a CASp approved in advance by Landlord; and (b) pursuant to Article 24 below, Tenant, at its cost, is responsible for making any repairs within the Premises to correct violations of construction-related accessibility standards; and, if anything done by or for Tenant in its use or occupancy of the Premises shall require repairs to the Building (outside the Premises) to correct violations of construction-related accessibility standards, then Tenant shall, at Landlord's option, either perform such repairs at Tenant's sole cost and expense or reimburse Landlord upon demand, as Additional Rent, for the cost to Landlord of performing such repairs. 25. LATE CHARGES If any installment of Rent or any other sum due from Tenant shall not be received by Landlord or Landlord's designee within five (5) business days after Tenant's receipt of written notice from Landlord that said amount is due (the "Late Payment Notice"), then Tenant shall pay to Landlord a late charge equal to five percent (5%) of the overdue amount plus any reasonable attorneys' fees incurred by Landlord by reason of Tenant's failure to pay Rent and/or other charges when due hereunder; provided that such late charge shall not be incurred with respect to the first delinquent payment in any twelve (12) month period if such payment is made within ten (10) business days after Tenant's receipt of a Late Payment Notice. The late charge shall be deemed Additional Rent and the right to require it shall be in addition to all of Landlord's other rights and remedies hereunder or at law and shall not be construed as liquidated damages or as limiting Landlord's remedies in any manner. In addition to the late charge described above, any Rent or other amounts owing hereunder which are not paid within ten (10) days after the date they are due shall bear interest from the date when due until paid at a rate per annum equal to the lesser of (i) the annual "Bank Prime Loan" rate cited in the Federal Reserve Statistical Release Publication G.13(415), published on the first Tuesday of each calendar month (or such other comparable index as Landlord and Tenant shall reasonably agree upon if such rate ceases to be published) plus four (4) percentage points, and (ii) the highest rate permitted by Applicable Law. 26. LANDLORD'S RIGHT TO CURE DEFAULT; PAYMENTS BY TENANT 26.1 Landlord's Cure. All covenants and agreements to be kept or performed by Tenant under this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any reduction of Rent, except to the extent, if any, otherwise expressly provided herein. If Tenant shall fail to perform any obligation under this Lease, and such failure shall continue in excess of the time allowed under Section 19.1.2, above, unless a specific time period is otherwise stated in this Lease, Landlord may, but shall not be obligated to, make any such payment or perform any such act on Tenant's part without waiving its rights based upon any default of Tenant and without releasing Tenant from any obligations hereunder. 26.2 Tenant's Reimbursement. Except as may be specifically provided to the contrary in this Lease, Tenant shall pay to Landlord, upon delivery by Landlord to Tenant of statements therefor: (i) sums equal to 822610.04/WLA [THE BOARDWALK] 183362-00050/9-24-20/mem/mem -43- [Zentalis Pharmaceuticals, Inc.]

expenditures reasonably made and obligations incurred by Landlord in connection with the remedying by Landlord of Tenant's defaults pursuant to the provisions of Section 26.1; (ii) sums equal to all losses, costs, liabilities, damages and expenses referred to in Article 10 of this Lease; and (iii) sums equal to all expenditures made and obligations incurred by Landlord in collecting or attempting to collect the Rent or in enforcing or attempting to enforce any rights of Landlord under this Lease or pursuant to law, including, without limitation, all reasonable legal fees and other amounts so expended. Tenant's obligations under this Section 26.2 shall survive the expiration or sooner termination of the Lease Term. 27. ENTRY BY LANDLORD Landlord reserves the right on at l Tenant and during normal business hours (except in the case of an emergency) to enter the Premises to (i) inspect them; (ii) show the Premises to prospective purchasers, or to current or prospective mortgagees, ground or underlying lessors or insurers or, during the last twelve (12) months of the Lease Term, to prospective tenants; (iii) post notices of nonresponsibility (to the extent applicable pursuant to then Applicable Law); or (iv) alter, improve or repair the Premises or the Building, or for structural alterations, repairs or improvements to the Building or the Building's systems and equipment. Landlord may make any such entries without the abatement of Rent, except as otherwise provided in this Lease, and may take such reasonable steps as required to accomplish the stated purposes. In an emergency, Landlord shall have the right to use any means that Landlord may deem proper to open the doors in and to the Premises. Any entry into the Premises by Landlord in the manner hereinbefore described shall not be deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an actual or constructive eviction of Tenant from any portion of the Premises. During any such access to the Premises, Landlord shall use commercially reasonable 28. TENANT PARKING Throughout the Lease Term and any extensions thereof, Landlord shall provide, and Tenant shall have the right to use, without any additional charge (except to the extent of costs included in Direct Expenses), the amount of parking set forth in Section 9 of the Summary, in each Building's subterranean parking garage and the Project's surface parking lot. Tenant shall abide by all reasonable rules and regulations which are prescribed from time to time for the orderly operation and use of the parking facility where the parking passes are located (including any sticker or other identification system established by Landlord and the prohibition of vehicle repair and maintenance activities in the parking facilities), and shall cooperate in seeing that Tenant's employees and visitors also comply with such rules and regulations. Tenant's use of the Project parking facility shall be at Tenant's sole risk and Tenant acknowledges and agrees that Landlord shall have no liability whatsoever for damage to the vehicles of Tenant, its employees and/or visitors, or for other personal injury or property damage or theft relating to or connected with the parking rights granted herein or any of Tenant's, its employees' and/or visitors' use of the parking facilities. 29. MISCELLANEOUS PROVISIONS 29.1 Terms; Captions. The words "Landlord" and "Tenant" as used herein shall include the plural as well as the singular. The necessary grammatical changes required to make the provisions hereof apply either to corporations or partnerships or individuals, men or women, as the case may require, shall in all cases be assumed as though in each case fully expressed. The captions of Articles and Sections are for convenience only and shall not be deemed to limit, construe, affect or alter the meaning of such Articles and Sections. 29.2 Binding Effect. Subject to all other provisions of this Lease, each of the covenants, conditions and provisions of this Lease shall extend to and shall, as the case may require, bind or inure to the benefit not only of Landlord and of Tenant, but also of their respective heirs, personal representatives, successors or assigns, provided this clause shall not permit any assignment by Tenant contrary to the provisions of Article 14 of this Lease. 29.3 No Air Rights. No rights to any view or to light or air over any property, whether belonging to Landlord or any other person, are granted to Tenant by this Lease. If at any time any windows of the Premises are temporarily darkened or the light or view therefrom is obstructed by reason of any repairs, improvements, maintenance or cleaning in or about the Project, the same shall be without liability to Landlord and without any reduction or diminution of Tenant's obligations under this Lease. 29.4 Modification of Lease. Should any current or prospective mortgagee or ground lessor for the Building or Project require a modification of this Lease, which modification will not cause an increased cost or expense 822610.04/WLA [THE BOARDWALK] 183362-00050/9-24-20/mem/mem -44- [Zentalis Pharmaceuticals, Inc.]

to Tenant or in any other way materially and adversely change the rights and obligations of Tenant hereunder or modify the Premises, then and in such event, Tenant agrees that this Lease may be so modified and agrees to execute such documents as are reasonably required therefor and to deliver the same to Landlord within ten (10) business days following a request therefor. At the request of Landlord or any mortgagee or ground lessor, Tenant agrees to execute a short form of Lease and deliver the same to Landlord within ten (10) business days following the request therefor. 29.5 Transfer of Landlord's Interest. Tenant acknowledges that Landlord has the right to transfer all or any portion of its interest in the Project or Building and in this Lease, and Tenant agrees that in the event of any such transfer, Landlord shall automatically be released from all liability under this Lease and Tenant agrees to look solely to such transferee for the performance of Landlord's obligations hereunder after the date of transfer and such transferee shall be deemed to have fully assumed and be liable for all obligations of this Lease to be performed by Landlord, including the return of any Security Deposit, and Tenant shall attorn to such transferee. 29.6 Prohibition Against Recording. Except as provided in Section 29.4 of this Lease, neither this Lease, nor any memorandum, affidavit or other writing with respect thereto, shall be recorded by Tenant or by anyone acting through, under or on behalf of Tenant. 29.7 Landlord's Title. Landlord's title is and always shall be paramount to the title of Tenant. Nothing herein contained shall empower Tenant to do any act which can, shall or may encumber the title of Landlord. 29.8 Relationship of Parties. Nothing contained in this Lease shall be deemed or construed by the parties hereto or by any third party to create the relationship of principal and agent, partnership, joint venturer or any association between Landlord and Tenant. 29.9 Application of Payments. Landlord shall have the right to apply payments received from Tenant pursuant to this Lease, regardless of Tenant's designation of such payments, to satisfy any obligations of Tenant hereunder, in such order and amounts as Landlord, in its sole discretion, may elect. 29.10 Time of Essence. Time is of the essence with respect to the performance of every provision of this Lease in which time of performance is a factor. 29.11 Partial Invalidity. If any term, provision or condition contained in this Lease shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term, provision or condition to persons or circumstances other than those with respect to which it is invalid or unenforceable, shall not be affected thereby, and each and every other term, provision and condition of this Lease shall be valid and enforceable to the fullest extent possible permitted by law. 29.12 No Warranty. In executing and delivering this Lease, Tenant has not relied on any representations, including, but not limited to, any representation as to the amount of any item comprising Additional Rent or the amount of the Additional Rent in the aggregate or that Landlord is furnishing the same services to other tenants, at all, on the same level or on the same basis, or any warranty or any statement of Landlord which is not set forth herein or in one or more of the exhibits attached hereto. 29.13 Landlord Exculpation. The liability of Landlord or the Landlord Parties to Tenant for any default by Landlord under this Lease or arising in connection herewith or with Landlord's operation, management, leasing, repair, renovation, alteration or any other matter relating to the Project or the Premises shall be limited solely and exclusively to an amount which is equal to the interest of Landlord in the Building, provided that in no event shall such liability extend to any sales or insurance proceeds received by Landlord or the Landlord Parties in connection with the Project, Building or Premises. Neither Landlord, nor any of the Landlord Parties shall have any personal liability therefor, and Tenant hereby expressly waives and releases such personal liability on behalf of itself and all persons claiming by, through or under Tenant. The limitations of liability contained in this Section 29.13 shall inure to the benefit of Landlord's and the Landlord Parties' present and future partners, beneficiaries, officers, directors, trustees, shareholders, agents and employees, and their respective partners, heirs, successors and assigns. Under no circumstances shall any present or future partner of Landlord (if Landlord is a partnership), or trustee or beneficiary (if Landlord or any partner of Landlord is a trust), have any liability for the performance of Landlord's obligations 822610.04/WLA [THE BOARDWALK] 183362-00050/9-24-20/mem/mem -45- [Zentalis Pharmaceuticals, Inc.]

under this Lease. Notwithstanding any contrary provision herein, neither Landlord nor the Landlord Parties shall be liable under any circumstances for injury or damage to, or interference with, Tenant's business, including but not limited to, loss of profits, loss of rents or other revenues, loss of business opportunity, loss of goodwill or loss of use, in each case, however occurring, or loss to inventory, scientific research, scientific experiments, laboratory animals, products, specimens, samples, and/or scientific, business, accounting and other records of every kind and description kept at the premises and any and all income derived or derivable therefrom. 29.14 Entire Agreement. It is understood and acknowledged that there are no oral agreements between the parties hereto affecting this Lease and this Lease constitutes the parties' entire agreement with respect to the leasing of the Premises and supersedes and cancels any and all previous negotiations, arrangements, brochures, agreements and understandings, if any, between the parties hereto or displayed by Landlord to Tenant with respect to the subject matter thereof, and none thereof shall be used to interpret or construe this Lease. None of the terms, covenants, conditions or provisions of this Lease can be modified, deleted or added to except in writing signed by the parties hereto. 29.15 Right to Lease. Landlord reserves the absolute right to effect such other tenancies in the Project as Landlord in the exercise of its sole business judgment shall determine to best promote the interests of the Building or Project. Tenant does not rely on the fact, nor does Landlord represent, that any specific tenant or type or number of tenants shall, during the Lease Term, occupy any space in the Building or Project. 29.16 Force Majeure. Notwithstanding anything to the contrary contained in this Lease, any prevention, delay or stoppage due to strikes, lockouts, labor disputes, acts of God, acts of war, terrorist acts, inability to obtain services, labor, or materials or reasonable substitutes therefor, governmental actions, civil commotions, Casualty, actual or threatened public health emergency (including, without limitation, epidemic, pandemic, famine, disease, plague, quarantine, and other significant public health risk), governmental edicts, actions, declarations or quarantines by a governmental entity or health organization (including, without limitation, any shelter-in-place orders, stay at home orders or any restrictions on travel related thereto that preclude Tenant, its agents, contractors or its employees from accessing the Premises, national or regional emergency), breaches in cybersecurity, and other causes beyond the reasonable control of the party obligated to perform, regardless of whether such other causes are (i) foreseeable or unforeseeable or (ii) related to the specifically enumerated events in this paragraph (collectively, a "Force Majeure"), shall excuse the performance of such party for a period equal to any such prevention, delay or stoppage. If this Lease specifies a time period for performance of an obligation of either party, that time period shall be extended by the period of any delay in such party's performance caused by a Force Majeure. Notwithstanding anything to the contrary in this Lease, no event of Force Majeure shall (i) excuse Tenant's obligations to pay Rent and other charges due pursuant to this Lease, (ii) be grounds for Tenant to abate any portion of Rent due pursuant to this Lease, or entitle either party to terminate this Lease, except as allowed pursuant to Articles 11 and 13 of this Lease, or (iii) excuse Tenant's obligations under Articles 5 and 24 of this Lease. 29.17 Waiver of Redemption by Tenant. Tenant hereby waives, for Tenant and for all those claiming under Tenant, any and all rights now or hereafter existing to redeem by order or judgment of any court or by any legal process or writ, Tenant's right of occupancy of the Premises after any termination of this Lease. 29.18 Notices. All notices, demands, statements, designations, approvals or other communications (collectively, "Notices") given or required to be given by either party to the other hereunder or by law shall be in writing, shall be (A) sent by United States certified or registered mail, postage prepaid, return receipt requested ("Mail"), (B) transmitted by telecopy, if such telecopy is promptly followed by a Notice sent by Mail, (C) delivered by a nationally recognized overnight courier, or (D) delivered personally. Any Notice shall be sent, transmitted, or delivered, as the case may be, to Tenant at the appropriate address set forth in Section 10 of the Summary, or to such other place as Tenant may from time to time designate in a Notice to Landlord, or to Landlord at the addresses set forth below, or to such other places as Landlord may from time to time designate in a Notice to Tenant. Any Notice will be deemed given (i) three (3) days after the date it is posted if sent by Mail, (ii) the date the telecopy is transmitted, (iii) the date the overnight courier delivery is made, or (iv) the date personal delivery is made. As of the date of this Lease, any Notices to Landlord must be sent, transmitted, or delivered, as the case may be, to the following addresses: 822610.04/WLA [THE BOARDWALK] 183362-00050/9-24-20/mem/mem -46- [Zentalis Pharmaceuticals, Inc.]

TPSC IX, LLC c/o Healthpeak Properties, Inc. 1920 Main Street, Suite 1200 Irvine, CA 92614 Attn: Legal Department and Allen Matkins Leck Gamble Mallory & Natsis LLP 1901 Avenue of the Stars, Suite 1800 Los Angeles, California 90067 Attention: Anton N. Natsis, Esq. 29.19 Joint and Several. If there is more than one tenant, the obligations imposed upon Tenant under this Lease shall be joint and several. 29.20 Authority. If Tenant is a corporation, trust or partnership, each individual executing this Lease on behalf of Tenant hereby represents and warrants that Tenant is a duly formed and existing entity qualified to do business in the State of California and that Tenant has full right and authority to execute and deliver this Lease and that each person signing on behalf of Tenant is authorized to do so. 29.21 Attorneys' Fees. In the event that either Landlord or Tenant should bring suit for the possession of the Premises, for the recovery of any sum due under this Lease, or because of the breach of any provision of this Lease or for any other relief against the other, then all costs and expenses, including reasonable attorneys' fees, incurred by the prevailing party therein shall be paid by the other party, which obligation on the part of the other party shall be deemed to have accrued on the date of the commencement of such action and shall be enforceable whether or not the action is prosecuted to judgment. 29.22 Governing Law; WAIVER OF TRIAL BY JURY. This Lease shall be construed and enforced in accordance with the laws of the State of California. IN ANY ACTION OR PROCEEDING ARISING HEREFROM, LANDLORD AND TENANT HEREBY CONSENT TO (I) THE JURISDICTION OF ANY COMPETENT COURT WITHIN THE STATE OF CALIFORNIA, (II) SERVICE OF PROCESS BY ANY MEANS AUTHORIZED BY CALIFORNIA LAW, AND (III) IN THE INTEREST OF SAVING TIME AND EXPENSE, TRIAL WITHOUT A JURY IN ANY ACTION TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES HERETO AGAINST THE OTHER OR THEIR SUCCESSORS IN RESPECT OF ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS LEASE, THE RELATIONSHIP OF LANDLORD AND TENANT, TENANT'S USE OR OCCUPANCY OF THE PREMISES, AND/OR ANY CLAIM FOR INJURY OR DAMAGE, OR ANY EMERGENCY OR STATUTORY REMEDY. IN THE EVENT LANDLORD COMMENCES ANY SUMMARY PROCEEDINGS OR ACTION FOR NONPAYMENT OF BASE RENT OR ADDITIONAL RENT, TENANT SHALL NOT INTERPOSE ANY COUNTERCLAIM OF ANY NATURE OR DESCRIPTION (UNLESS SUCH COUNTERCLAIM SHALL BE MANDATORY) IN ANY SUCH PROCEEDING OR ACTION, BUT SHALL BE RELEGATED TO AN INDEPENDENT ACTION AT LAW. 29.23 Submission of Lease. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of, option for or option to lease, and it is not effective as a lease or otherwise until execution and delivery by both Landlord and Tenant. 29.24 Brokers. Landlord and Tenant hereby warrant to each other that they have had no dealings with any real estate broker or agent in connection with the negotiation of this Lease, excepting only the real estate brokers or agents specified in Section 12 of the Summary (the "Brokers"), and that they know of no other real estate broker or agent who is entitled to a commission in connection with this Lease. Each party agrees to indemnify and defend the other party against and hold the other party harmless from any and all claims, demands, losses, liabilities, lawsuits, judgments, costs and expenses (including without limitation reasonable attorneys' fees) with respect to any leasing commission or equivalent compensation alleged to be owing on account of any dealings with any real estate broker or agent, other than the Brokers, occurring by, through, or under the indemnifying party. The terms of this Section 29.24 shall survive the expiration or earlier termination of the Lease Term. Landlord will pay any commission owed to the Brokers on account of this Lease pursuant to a separate agreement with the Brokers. 822610.04/WLA [THE BOARDWALK] 183362-00050/9-24-20/mem/mem -47- [Zentalis Pharmaceuticals, Inc.]

29.25 **Independent Covenants**. This Lease shall be construed as though the covenants herein between Landlord and Tenant are independent and not dependent and Tenant hereby expressly waives the benefit of any statute to the contrary and agrees that if Landlord fails to perform its obligations set forth herein, Tenant shall not be entitled to make any repairs or perform any acts hereunder at Landlord's expense or to any setoff of the Rent or other amounts owing hereunder against Landlord.

29.26 **Project or Building Name, Address and Signage**. Landlord shall have the right at any time to change the name and/or address of the Project or Building and to install, affix and maintain any and all signs on the exterior and on the interior of the Project or Building as Landlord may, in Landlord's sole discretion, desire. Tenant shall not use the name of the Project or Building or use pictures or illustrations of the Project or Building in advertising or other publicity or for any purpose other than as the address of the business to be conducted by Tenant in the Premises, without the prior written consent of Landlord.

29.27 **Counterparts**. This Lease may be executed in counterparts with the same effect as if both parties hereto had executed the same document. Both counterparts shall be construed together and shall constitute a single lease.

29.28 **Confidentiality**. Tenant acknowledges that the content of this Lease and any related documents are confidential information. Tenant shall keep such confidential information strictly confidential and shall not disclose such confidential information to any person or entity other than Tenant's financial, legal, and space planning consultants.

29.29 **Development of the Project**.

29.29.1 **Subdivision**. Landlord reserves the right to subdivide all or a portion of the buildings and Common Areas. Tenant agrees to execute and deliver, upon demand by Landlord and in the form requested by Landlord, any additional documents needed to conform this Lease to the circumstances resulting from a subdivision and any all maps in connection therewith. Notwithstanding anything to the contrary set forth in this Lease, the separate ownership of any buildings and/or Common Areas by an entity other than Landlord shall not affect the calculation of Direct Expenses or Tenant's payment of Tenant's Share of Direct Expenses.

29.29.2 **Construction of Property and Other Improvements**. Tenant acknowledges that portions of the Project may be under construction following Tenant's occupancy of the Premises, and that such construction may result in levels of noise, dust, obstruction of access, etc. which are in excess of that present in a fully constructed project. Tenant hereby waives any and all rent offsets or claims of constructive eviction which may arise in connection with such construction; ; provided, however, in undertaking any such construction, Landlord shall use commercially reasonable efforts to minimize interference with Tenant’s use and enjoyment of the Premises, Tenant’s access to the Premises, or any other rights Tenant has under this Lease.

29.30 **No Violation**. Tenant hereby warrants and represents that neither its execution of nor performance under this Lease shall cause Tenant to be in violation of any agreement, instrument, contract, law, rule or regulation by which Tenant is bound, and Tenant shall protect, defend, indemnify and hold Landlord harmless against any claims, demands, losses, damages, liabilities, costs and expenses, including, without limitation, reasonable attorneys' fees and costs, arising from Tenant's breach of this warranty and representation.

29.31 **Transportation Management**. Tenant shall fully comply with all present or future programs reasonably implemented by Landlord to manage parking, transportation or traffic in and around the Project and/or the Building, and in connection therewith, Tenant shall take responsible action for the transportation planning and management of all employees located at the Premises by working directly with Landlord, any governmental transportation management organization or any other transportation-related committees or entities. Such programs may include, without limitation: (i) restrictions on the number of peak-hour vehicle trips generated by Tenant; (ii) increased vehicle occupancy; (iii) implementation of an in-house ridesharing program and an employee transportation coordinator; (iv) working with employees and any Project, Building or area-wide ridesharing program manager; (v) instituting employer-sponsored incentives (financial or in-kind) to encourage employees to rideshare; and (vi) utilizing flexible work shifts for employees.

29.32 **Signatures**. The parties hereto consent and agree that this Lease may be signed and/or transmitted by facsimile, e-mail of a .pdf document or using electronic signature technology (e.g., via DocuSign or similar electronic signature technology), and that such signed electronic record shall be valid and as effective to bind the party so signing as a paper copy bearing such party’s handwritten signature. The parties further consent and agree that (1)

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this Lease electronically, and (2) the electronic signatures appearing on this Lease shall be treated, for purposes of validity, enforceability and admissibility, the same as handwritten signatures. 29.33 Waiver of Claims. As a material inducement to Landlord to enter into this Lease, Tenant hereby releases Landlord from, and hereby waives, any and all losses, costs, damages, expenses, liabilities, claims and causes of action (collectively, the "Released Claims") arising from or related to Tenant's inability or limitation to conduct operations from the Premises as a result of any "shelter in place" orders or similar governmental directives, including, without limitation, any claims for, and/or rights of, termination of this Lease and/or abatement, offset and/or deferral of Rent under this Lease, at law and/or in equity related to the inability of Tenant to conduct operations from the Premises as a result of any "shelter in place" orders or similar governmental directives related thereto. With respect to the Released Claims, Tenant acknowledges that Tenant has either been advised by legal counsel or has made itself familiar with the provisions of California Civil Code section 1542, which provides as follows: A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY. Tenant, being aware of the foregoing code section, hereby expressly waives any rights Tenant may have thereunder, as well as under any other statutes or common-law principles of similar effect, pertaining to the Released Claims. 29.34 Communications and Computer Line. Tenant may install, maintain, replace, remove or use any communications or computer wires and cables serving the Premises (collectively, the "Lines"), provided that Tenant shall obtain Landlord's reasonable prior written consent, use an experienced and qualified contractor approved in writing by Landlord, and comply with all of the other provisions of Articles 7 and 8 of this Lease. Tenant shall pay all costs in connection therewith. Landlord reserves the right, upon notice to Tenant prior to the expiration or earlier termination of this Lease, to require that Tenant, at Tenant's sole cost and expense, remove any Lines installed by Tenant located in or serving the Premises prior to the expiration or earlier termination of this Lease. IN WITNESS WHEREOF, Landlord and Tenant have caused this Lease to be executed the day and date first above written. LANDLORD: TENANT: TPSC IX, LLC, ZENTALIS PHARMACEUTICALS, INC., a Delaware limited liability company a Delaware corporation By: HCP Estates USA Inc., a Delaware corporation, Its Managing Member By: /s/ Kevin Bunker Kevin Bunker By: /s/ Mike Dorris Mike Dorris Print Name Name: Its: Title: By: Print Name Its: 822610.04/WLA [THE BOARDWALK] 183362-00050/9-24-20/mem/mem -49- [Zentalis Pharmaceuticals, Inc.]

EXHIBIT A THE BOARDWALK OUTLINE OF PREMISES 822610.04/WLA EXHIBIT A [THE BOARDWALK] 183362-00050/9-24-20/mem/mem -1- [Zentalis Pharmaceuticals, Inc.]

822610.04/WLA EXHIBIT A [THE BOARDWALK] 183362-00050/9-24-20/mem/mem -2- [Zentalis Pharmaceuticals, Inc.]

822610.04/WLA EXHIBIT A [THE BOARDWALK] 183362-00050/9-24-20/mem/mem -3- [Zentalis Pharmaceuticals, Inc.]

822610.04/WLA EXHIBIT A [THE BOARDWALK] 183362-00050/9-24-20/mem/mem -4- [Zentalis Pharmaceuticals, Inc.]

822610.04/WLA EXHIBIT A [THE BOARDWALK] 183362-00050/9-24-20/mem/mem -5- [Zentalis Pharmaceuticals, Inc.]

822610.04/WLA EXHIBIT A [THE BOARDWALK] 183362-00050/9-24-20/mem/mem -6- [Zentalis Pharmaceuticals, Inc.]

EXHIBIT A-1 THE BOARDWALK PROJECT SITE PLAN 822610.04/WLA EXHIBIT A-1 [THE BOARDWALK] 183362-00050/9-24-20/mem/mem -1- [Zentalis Pharmaceuticals, Inc.]

EXHIBIT A-2 TEMPORARY SPACE 822610.04/WLA EXHIBIT A-2 [THE BOARDWALK] 183362-00050/9-24-20/mem/mem -1- [Zentalis Pharmaceuticals, Inc.]

EXHIBIT A-3 TEMPORARY SPACE PLAN 822610.04/WLA EXHIBIT A-3 [THE BOARDWALK] 183362-00050/9-24-20/mem/mem -1- [Zentalis Pharmaceuticals, Inc.]

822610.04/WLA EXHIBIT A-3 [THE BOARDWALK] 183362-00050/9-24-20/mem/mem -2- [Zentalis Pharmaceuticals, Inc.]

EXHIBIT B THE BOARDWALK TENANT WORK LETTER This Tenant Work Letter shall set forth the terms and conditions relating to the construction of the Premises. This Tenant Work Letter is essentially organized chronologically and addresses the issues of the construction of the Premises, in sequence, as such issues will arise during the actual construction of the Premises. All references in this Tenant Work Letter to Articles or Sections of "this Lease" shall mean the relevant portions of Articles 1 through 29 of the Office Lease to which this Tenant Work Letter is attached as Exhibit B, and all references in this Tenant Work Letter to Sections of "this Tenant Work Letter" shall mean the relevant portions of Sections 1 through 5 of this Tenant Work Letter. SECTION 1 LANDLORD'S INITIAL CONSTRUCTION OF THE BASE BUILDING IMPROVEMENTS 1.1 Construction of Base Building Improvements. Landlord shall construct, at its sole cost and expense, in a good workmanlike manner and without deduction from the Tenant Improvement Allowance, the Base Building improvements (the "Base Building Improvements"), generally as depicted in Schedule 1-A, attached hereto (the "Base Building Plans"), including the items set forth in Schedule 1-B (the "Base Building Modifications"), subject to Landlord Minor Changes, as that term is defined herein below. In the event of a conflict between Schedule 1-A and Schedule 1-B, Schedule 1-A shall prevail. Landlord hereby reserves the right to modify the Base Building Plans, provided that such modifications (A) are required to comply with Applicable Laws or as a condition of any governmental or other third-party approvals or consents that are required to be obtained in connection with the Base Building Improvements, (B) will not (i) materially and adversely affect Tenant's Permitted Use of the Premises and the Project or materially increase the cost of the Tenant Improvements or decrease the functionality of the Tenant Improvements, or (ii) result in the use of materials, systems or components which are not of a materially equivalent or better quality than the materials, systems and components set forth in the Base Building Plans, or in the Lease, or (C) pertain to portions of the Project located outside of the Buildings (provided that Landlord may not reduce the number of parking spaces available for Tenant's use) (collectively, "Landlord Minor Changes"). The Base Building Improvements, as well as the Common Areas (including the so-called "path of travel") will be constructed in a good and workmanlike manner, and in compliance with Applicable Laws for unoccupied space as of the date of Substantial Completion of the Base Building Improvements to the extent required to allow Tenant, subject to the construction of the Tenant Improvements, to obtain a certificate of occupancy or its legal equivalent allowing the legal occupancy of the Premises for the Permitted Use. Within five (5) days after the Substantial Completion of the Base Building Improvements, Landlord and Tenant shall have a "walk-through" of the delivered Premises to jointly create a punch- list setting forth any deviations between the required Base Building Improvements and the actual condition of the Premises (the "Delivery Punch List"). Landlord shall repair or correct the items set forth on the Delivery Punch List within a commercially reasonable period after the date of such walk through. SECTION 2 TENANT IMPROVEMENTS 2.1 Tenant Improvement Allowance. Tenant shall be entitled to a one-time tenant improvement allowance (the "Tenant Improvement Allowance") in the amount set forth in Section 5 of the Summary (subject to the terms of Section 1.3 of the Lease) for the costs relating to the initial design and construction of Tenant's improvements which are permanently affixed to the Premises (the "Tenant Improvements"). In no event shall Landlord be obligated to make disbursements pursuant to this Tenant Work Letter in a total amount which exceeds the Tenant Improvement Allowance. In the event that the Tenant Improvement Allowance is not fully utilized by Tenant on or before the first (1st) anniversary of the Lease Commencement Date] (the "TIA Expiration Date"), then such unused amounts shall revert to Landlord, and Tenant shall have no further rights with respect thereto. Any 822610.04/WLA EXHIBIT B [THE BOARDWALK] 183362-00050/9-24-20/mem/mem -1- [Zentalis Pharmaceuticals, Inc.]

Tenant Improvements that require the use of Building risers, raceways, shafts and/or conduits, shall be subject to Landlord's reasonable rules, regulations, and restrictions, including the requirement that any cabling vendor must be selected from a list provided by Landlord, and that the amount and location of any such cabling must be approved by Landlord. All Tenant Improvements for which the Tenant Improvement Allowance has been made available shall be deemed Landlord's property under the terms of the Lease; provided, however, Landlord may, by written notice to Tenant prior to the end of the Lease Term, or given following any earlier termination of this Lease, require Tenant, at Tenant's expense, to remove any Tenant Improvements and to repair any damage to the Premises and Building caused by such removal and return the affected portion of the Premises to their condition existing prior to the installment of such Tenant Improvements. 2.2 Disbursement of the Tenant Improvement Allowance. Except as otherwise set forth in this Tenant Work Letter, the Tenant Improvement Allowance shall be disbursed by Landlord (each of which disbursements shall be made pursuant to Landlord's disbursement process) only for the following items and costs (collectively, the "Tenant Improvement Allowance Items"): 2.2.1 Payment of the fees of the "Architect" and the "Engineers," as those terms are defined in Section 3.1 of this Tenant Work Letter, which fees shall, notwithstanding anything to the contrary contained in this Tenant Work Letter, not exceed an aggregate amount equal to $3.00 per rentable square foot of the Premises, and payment of Tenant's project manager not to exceed two percent (2%) of the so called "hard" costs of constructing the Tenant Improvements, and payment of the fees incurred by, and the cost of documents and materials supplied by, Landlord and Landlord's consultants in connection with the preparation and review of the "Construction Drawings," as that term is defined in Section 3.1 of this Tenant Work Letter; 2.2.2 The payment of plan check, permit and license fees relating to construction of the Tenant Improvements; 2.2.3 The cost of construction of the Tenant Improvements, including, without limitation, testing and inspection costs, freight elevator usage, hoisting and trash removal costs, and contractors' fees and general conditions; 2.2.4 The cost of any changes in the Base, Shell and Core when such changes are required by the Construction Drawings (including if such changes are due to the fact that such work is prepared on an unoccupied basis), such cost to include all direct architectural and/or engineering fees and expenses incurred in connection therewith; 2.2.5 The cost of any changes to the Construction Drawings or Tenant Improvements required by all applicable building codes (the "Code"); 2.2.6 The cost of connection of the Premises to the Building's energy management systems; 2.2.7 The cost of the "Landlord Supervision Fee," as that term is defined in Section 4.3.2 of this Tenant Work Letter; 2.2.8 Sales and use taxes and Title 24 fees; and 2.2.9 The cost of cabling, signage, furniture, fixtures and equipment installed by Tenant at the Premises, which costs shall, notwithstanding anything to the contrary contained in this Tenant Work Letter, not exceed an aggregate amount equal to $15.00 per rentable square foot of the Premises. 2.2.10 All other costs to be expended by Landlord in connection with the construction of the Tenant Improvements. 822610.04/WLA EXHIBIT B [THE BOARDWALK] 183362-00050/9-24-20/mem/mem -2- [Zentalis Pharmaceuticals, Inc.]

SECTION 3

CONSTRUCTION DRAWINGS

3.1 **Selection of Architect/Construction Drawings**. Landlord shall retain an architect reasonably approved by Tenant (the "**Architect**") to prepare the "Construction Drawings," as that term is defined in this Section 3.1. Landlord shall retain (or cause the Architect to retain) engineering consultants (the "**Engineers**") mutually and reasonable approved by Landlord and Tenant to prepare all plans and engineering working drawings. The plans and drawings to be prepared by Architect and the Engineers hereunder shall be known collectively as the "**Construction Drawings**." All Construction Drawings shall comply with the drawing format and specifications as determined by Landlord, and shall be subject to Landlord's and Tenant's approval. Tenant shall be responsible for ensuring that all elements of the design of the Construction Drawings are suitable for Tenant's use of the Premises, and neither the preparation of the Construction Drawings by the Architect or the Engineers nor Landlord's approval of the Construction Drawings shall relieve Tenant from such responsibility. Landlord shall cause the Architect and the Engineers to use the "Required Level of Care" (defined below) to cause the Construction Drawings to comply with Applicable Laws; provided, however, that Tenant, not Landlord, shall be responsible for any violation of Applicable Laws by the Construction Drawings resulting from Tenant's use of the Premises for other than general office purposes or as a result of information provided by Tenant to the Architect or Engineers. As used herein, "**Required Level of Care**" means the level of care that reputable architects and engineers customarily use to cause drawings and specifications to comply with Applicable Laws where such drawings and specifications are prepared for spaces in buildings comparable in quality to the Building.

3.2 **Initial Programming Information.** Within five (5) business days following the full execution and delivery of this Lease, Tenant shall furnish to Landlord all information necessary in the judgment of Landlord, the Architect and the Engineers for the preparation of a conceptual space plan for the Premises (a "**Space Plan**"), including layout and designation of all offices, rooms and other partitioning, their intended use, and equipment to be contained therein, the number and sizes of workstations, number and size of kitchen, laboratory, warehouse, reception and storage areas (collectively, the "**Initial Programming Information**"). The Initial Programming Information shall be subject to Landlord's reasonable approval. Landlord shall provide Tenant with notice approving or reasonably disapproving the Initial Programming Information within five (5) business days after Landlord's receipt thereof. If Landlord disapproves the Initial Programming Information, Landlord's notice of disapproval shall describe with reasonable specificity the basis for such disapproval and the changes that would be necessary to resolve Landlord's objections. If Landlord disapproves the Initial Programming Information, Tenant shall modify the Initial Programming Information and resubmit it for Landlord's review and approval. Such procedure shall be repeated as necessary until Landlord has approved the Initial Programming Information.

3.3 **Space Plan**. After approving the Initial Programming Information, Landlord shall cause the Architect to prepare and deliver to Tenant a Space Plan that conforms to the Initial Programming Information. Tenant shall approve or disapprove the Space Plan by notice to Landlord within three (3) business days after Tenant's receipt thereof. If Tenant disapproves the Space Plan (provided, however, that Tenant may only disapprove the Space Plan to the extent it is inconsistent with the Initial Programming Information), Tenant's notice of disapproval shall specify any revisions Tenant desires in the Space Plan. After receiving such notice of disapproval, Landlord shall cause the Architect to revise the Space Plan, taking into account the reasons for Tenant's disapproval, and resubmit the Space Plan to Tenant for its approval. Such procedure shall be repeated as necessary until Tenant has approved the Space Plan.

3.4 **Additional Programming Information.** Within ten (10) days after Tenant's approval of the Space Plan, Tenant shall furnish to Landlord all information that, together with the Space Plan, is necessary in the judgment of Landlord, the Architect and the Engineers to complete the architectural, engineering and final architectural working drawings for the Premises in a form that is sufficient to enable subcontractors to bid on the work and to obtain all applicable permits for the Tenant Improvements (the "**Final Working Drawings**"), including electrical requirements, telephone requirements, special HVAC requirements, plumbing requirements, and all interior and special finishes (collectively, the "**Additional Programming Information**"). The Additional Programming Information shall be consistent with the Space Plan and shall otherwise be subject to Landlord's reasonable approval. Landlord shall provide Tenant with notice approving or reasonably disapproving the Additional Programming Information within five (5) business days after Landlord's receipt thereof. If Landlord disapproves the Additional Programming

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Information, Landlord's notice of disapproval shall describe with reasonable specificity the basis for such disapproval and the changes that would be necessary to resolve Landlord's objections. If Landlord disapproves the Additional Programming Information, Tenant shall modify the Additional Programming Information and resubmit it for Landlord's review and approval. Such procedure shall be repeated as necessary until Landlord has approved the Additional Programming Information.

3.5 **Approved Working Drawings**. After approving the Additional Programming Information, Landlord shall cause the Architect and the Engineers to prepare and deliver to Tenant the Final Working Drawings that conform to the approved Space Plan and the approved Additional Programming Information. Within five (5) business days after Tenant's receipt thereof, Tenant shall approve or disapprove the Final Working Drawings by notice to Landlord. If Tenant disapproves the Final Working Drawings, Tenant's notice of disapproval shall specify any revisions Tenant desires in the Final Working Drawings (provided, however, that Tenant may only disapprove the Final Working Drawings to the extent it is inconsistent with the Space Plan or the Additional Programming Information). After receiving such notice of disapproval, Landlord shall cause the Architect and/or the Engineers to revise the Final Working Drawings, taking into account the reasons for Tenant's disapproval, and resubmit the Final Working Drawings to Tenant for its approval. Such procedure shall be repeated as necessary until Tenant has approved the Final Working Drawings.

3.6 **Permits**. The Final Working Drawings shall be approved by Tenant (the "**Approved Working Drawings**") prior to the commencement of the construction of the Tenant Improvements. Landlord shall immediately submit the Approved Working Drawings to the appropriate municipal authorities for issuance of applicable building permits necessary to allow "Contractor," as that term is defined in Section 4.1, below, to commence the construction of the Tenant Improvements (the "**Permits**"). No changes, modifications or alterations in the Approved Working Drawings may be made without the prior written consent of Landlord, provided that Landlord may withhold its consent, in its sole discretion, to any change in the Approved Working Drawings if such change would directly or indirectly delay the "Substantial Completion" of the Premises as that term is defined in Section 5.1 of this Tenant Work Letter.

3.7 **Time Deadlines**. Landlord and Tenant shall each use their best, good faith, efforts and all due diligence to cooperate with the Architect, the Engineers, and each other to complete all phases of the Construction Drawings and the permitting process, and with Contractor for approval of the "Cost Proposal," as that term is defined in Section 4.2 of this Tenant Work Letter, as soon as possible after the execution of the Lease. The applicable dates for approval of items, plans and drawings as described in this Section 3, Section 4, below, and in this Tenant Work Letter are set forth (the "**Time Deadlines**"), attached hereto. Landlord and Tenant each agree to comply with the Time Deadlines.

SECTION 4

CONSTRUCTION OF THE TENANT IMPROVEMENTS

4.1 **Contractor**. A contractor ("**Contractor**") to construct the Tenant Improvements shall be selected pursuant to a competitive bid process whereby the construction of the Tenant Improvements shall be bid out to a minimum of three (3) qualified, licensed and reputable general contractors (each a "**Bidding Contractor**," and, collectively, the "**Bidding Contractors**") mutually and reasonably selected by Landlord and Tenant. The Bidding Contractors shall bid on the construction of the Tenant Improvements utilizing an early set of the Final Working Drawing. Such selection shall take into account firm experience with similar projects, proposed project team and proposed commercial terms (fee, insurance, General Conditions/General Requirements). Each of the Bidding Contractors shall be notified in the bidding package, which shall be prepared by Landlord and reasonably approved in advance by Tenant, of (i) the time schedule for construction of the Tenant Improvements, (ii) the requirement that, unless Landlord otherwise requires, the selected Bidding Contractor shall use the fire, life safety subcontractor designated by Landlord, (iii) the requirement that Contractor shall be required to bid each of the major subcontractors (as reasonably determined by Landlord) with at least three (3) qualified subcontractors, and (iv) the fact that such bids shall be based on a "Guaranteed Maximum Price" contract for the construction of the Tenant Improvements. Tenant shall, within five (5) business days following the date upon which Landlord delivers such bids to Tenant, select the Contractor from among the Bidding Contractors that have (a) submitted qualified bids which were consistent with the

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bid assumptions and directions, and (b) have committed to Landlord's time schedule for construction of the Tenant Improvements. 4.2 Cost Proposal. After the Approved Working Drawings are signed by Landlord and Tenant, Landlord shall provide Tenant with a cost proposal in accordance with the Approved Working Drawings, which cost proposal shall include, as nearly as possible, the cost of all Tenant Improvement Allowance Items to be incurred by Tenant in connection with the design and construction of the Tenant Improvements (the "Cost Proposal"). Tenant shall approve and deliver the Cost Proposal to Landlord within five (5) business days of the receipt of the same, and upon receipt of the same by Landlord, Landlord shall be released by Tenant to purchase the items set forth in the Cost Proposal and to commence the construction relating to such items. The date by which Tenant must approve and deliver the Cost Proposal to Landlord shall be known hereafter as the "Cost Proposal Delivery Date". 4.3 Construction of Tenant Improvements by Contractor under the Supervision of Landlord. 4.3.1 Over-Allowance Amount. On the Cost Proposal Delivery Date, Tenant shall deliver to Landlord cash in an amount (the "Over-Allowance Amount") equal to the difference between (i) the amount of the Cost Proposal and (ii) the amount of the Tenant Improvement Allowance. The Over-Allowance Amount shall be disbursed by Landlord prior to the disbursement of any then remaining portion of the Tenant Improvement Allowance, and such disbursement shall be pursuant to the same procedure as the Tenant Improvement Allowance. In the event that, after the Cost Proposal Delivery Date, any revisions, changes, or substitutions shall be made to the Construction Drawings or the Tenant Improvements, any additional costs which arise in connection with such revisions, changes or substitutions or any other additional costs shall be paid by Tenant to Landlord immediately upon Landlord's request as an addition to the Over-Allowance Amount. 4.3.2 Landlord's Retention of Contractor. Subject to Section 4.1, Landlord shall independently retain Contractor, on behalf of Tenant, to construct the Tenant Improvements in accordance with the Approved Working Drawings (subject to the following sentence) and the Cost Proposal and Landlord shall supervise the construction by Contractor, and Tenant shall pay a construction supervision and management fee (the "Landlord Supervision Fee") to Landlord in an amount equal to two percent (2%) of the so called "hard" costs of constructing the Tenant Improvements. In the event of a conflict between the Approved Working Drawings and Landlord's construction rules and regulations, Landlord, in its sole and absolute discretion, shall determine which shall prevail. Notwithstanding anything set forth in this Tenant Work Letter to the contrary, construction of the Tenant Improvements shall not commence until (a) Landlord has a fully executed and delivered contract with Contractor for the construction of the Tenant Improvements, (b) Tenant has procured and delivered to Landlord a copy of all Permits, and (c) Tenant has delivered to Landlord the Over-Allowance Amount. 4.3.3 Contractor's Warranties and Guaranties. Landlord hereby assigns to Tenant all warranties and guaranties by Contractor relating to the Tenant Improvements, and Tenant hereby waives all claims against Landlord relating to, or arising out of the construction of, the Tenant Improvements. SECTION 5 COMPLETION OF THE TENANT IMPROVEMENTS; LEASE COMMENCEMENT DATE 5.1 Ready for Occupancy. The Premises shall be deemed "Ready for Occupancy" upon the Substantial Completion of the Premises. For purposes of this Lease, "Substantial Completion" of the Premises shall occur upon the completion of construction of the Tenant Improvements in the Premises pursuant to the Approved Working Drawings, with the exception of any punch list items Use and any tenant fixtures, work-stations, built-in furniture, or equipment to be installed by Tenant or under the supervision of Contractor. Upon the Substantial Completion of the Premises, Landlord shall prepare and deliver to Tenant a certificate signed by both Landlord and Architect (the "Substantial Completion Certificate") certifying that the construction of the Tenant Improvements has been substantially completed in a good and workmanlike manner in accordance with the Approved Working Drawings in all material respects, subject only to completion of any punch list items. Landlord shall provide Tenant at least thirty (30) days prior written notice of the Substantial Completion of the Premises. 822610.04/WLA EXHIBIT B [THE BOARDWALK] 183362-00050/9-24-20/mem/mem -5- [Zentalis Pharmaceuticals, Inc.]

5.2 Delay of the Substantial Completion of the Premises. Except as provided in this Section 5.2, the Lease Commencement Date shall occur as set forth in the Lease and Section 5.1, above. If there shall be a delay or there are delays in the Substantial Completion of the Premises or in the occurrence of any of the other conditions precedent to the Lease Commencement Date, as set forth in the Lease, as a direct, indirect, partial, or total result of: 5.2.1 Tenant's failure to comply with the Time Deadlines; 5.2.2 Tenant's failure to timely approve any matter requiring Tenant's approval; 5.2.3 A breach by Tenant of the terms of this Tenant Work Letter or the Lease; 5.2.4 Changes in any of the Construction Drawings after disapproval of the same by Landlord or because the same do not comply with Code or other applicable laws; 5.2.5 Tenant's request for changes in the Approved Working Drawings; 5.2.6 Tenant's requirement for materials, components, finishes or improvements which are not available in a commercially reasonable time given the anticipated date of Substantial Completion of the Premises, as set forth in the Lease; 5.2.7 Changes to the Base, Shell and Core required by the Approved Working Drawings; or 5.2.8 Any other acts or omissions of Tenant, or its agents, or employees; then, notwithstanding anything to the contrary set forth in the Lease or this Tenant Work Letter and regardless of the actual date of the Substantial Completion of the Premises, the date of the Substantial Completion of the Premises shall be deemed to be the date the Substantial Completion of the Premises would have occurred if no Tenant delay or delays, as set forth above, had occurred. SECTION 6 MISCELLANEOUS 6.1 Tenant's Entry Into the Premises Prior to Substantial Completion. Provided that Tenant and its agents do not interfere with Contractor's work in the Building and the Premises, Contractor shall allow Tenant access to the Premises up to sixty (60) days prior to the Substantial Completion of the Premises for the purpose of Tenant installing equipment or fixtures (including Tenant's data and telephone equipment) in the Premises and to otherwise move into the Premises. Prior to Tenant's entry into the Premises as permitted by the terms of this Section 6.1, Tenant shall submit a schedule to Landlord and Contractor, for their approval, which schedule shall detail the timing and purpose of Tenant's entry. Tenant shall hold Landlord harmless from and indemnify, protect and defend Landlord against any loss or damage to the Building or Premises and against injury to any persons caused by Tenant's actions pursuant to this Section 6.1. 6.2 Freight Elevators. Landlord shall make the freight elevator reasonably available to Tenant in connection with initial decorating, furnishing and moving into the Premises. 6.3 Tenant's Representative. Tenant has designated Sean Owsley as its sole representative with respect to the matters set forth in this Tenant Work Letter, who, until further notice to Landlord, shall have full authority and responsibility to act on behalf of the Tenant as required in this Tenant Work Letter. 6.4 Landlord's Representative. Landlord has designated Jeff Sobczyk of PMA, Inc. as its sole representative with respect to the matters set forth in this Tenant Work Letter, who, until further notice to Tenant, shall have full authority and responsibility to act on behalf of the Landlord as required in this Tenant Work Letter. 822610.04/WLA EXHIBIT B [THE BOARDWALK] 183362-00050/9-24-20/mem/mem -6- [Zentalis Pharmaceuticals, Inc.]

6.5 Tenant's Agents. All contractors, subcontractors, laborers, materialmen, and suppliers retained directly by Tenant shall be from a list of supplied by Landlord and shall all be union labor in compliance with the then existing master labor agreements. 6.6 Time of the Essence in This Tenant Work Letter. Unless otherwise indicated, all references herein to a "number of days" shall mean and refer to calendar days. In all instances where Tenant is required to approve or deliver an item, if no written notice of approval is given or the item is not delivered within the stated time period, at Landlord's sole option, at the end of such period the item shall automatically be deemed approved or delivered by Tenant and the next succeeding time period shall commence. 6.7 Tenant's Lease Default. Notwithstanding any provision to the contrary contained in this Lease, if an event of default as described in the Lease, or a default by Tenant under this Tenant Work Letter, has occurred at any time on or before the TIA Expiration Date, then (i) in addition to all other rights and remedies granted to Landlord pursuant to the Lease, Landlord shall have the right to withhold payment of all or any portion of the Tenant Improvement Allowance and/or Landlord may cause Contractor to cease the construction of the Premises (in which case, Tenant shall be responsible for any delay in the Substantial Completion of the Premises caused by such work stoppage as set forth in Section 5 of this Tenant Work Letter), and (ii) all other obligations of Landlord under the terms of this Tenant Work Letter shall be forgiven until such time as such default is cured pursuant to the terms of the Lease. 822610.04/WLA EXHIBIT B [THE BOARDWALK] 183362-00050/9-24-20/mem/mem -7- [Zentalis Pharmaceuticals, Inc.]

SCHEDULE 1-A TO EXHIBIT B

BASE BUILDING PLANS

1. Healthpeak Boardwalk Lot 15 Core & Shell Issued For Construction Volume 1 PDF Package Dated 05/28/2020

2. Healthpeak Boardwalk Lot 15 Core & Shell Issued For Construction Volume 2 PDF Package Dated 05/28/2020

3. Healthpeak Boardwalk Lot 15 Tenant Improvement Issued For Construction PDF Package Dated 08/25/2020

4. Healthpeak Boardwalk Lot 16 Core & Shell Issued For Construction PDF Package Dated 03/18/2020

5. ASI-01 - Edge of Slab Update for Lot 14 and Lot 16 dated 5/14/2020

6. ASI-02 - Electrical RFI's for Lot 14/15 dated 5/20/2020

7. ASI-03 Electrical RFI's for Lot 16 dated 7/31/2020.

SCHEDULE 1-A TO
EXHIBIT B
-1-

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[THE BOARDWALK]
[Zentalis Pharmaceuticals, Inc.]

SCHEDULE 1-B TO EXHIBIT B BASE BUILDING MODIFICATIONS [ATTACHED] SCHEDULE 1-B TO 822610.04/WLA EXHIBIT B [THE BOARDWALK] 183362-00050/9-24-20/mem/mem -1- [Zentalis Pharmaceuticals, Inc.]

15 Shell/Core Changes

Keynotes:

1. New elevator location – same elevator size and configuration
2. Restrooms shifted north
3. New electrical/IDF room location
4. Locker room shifted north, reconfigured as required
5. Reconfigured fitness center
6. Added delivery area, ramp down from building, screening wall, and new landscaping.
7. Removed open to below space
8. Updated level 2 tenant wall layout

General Notes:

Landlord to provide screening above central plant area.

Landlord to provide 550 kW generator in existing mechanical yard.

16 Shell/Core Changes

Keynotes:

9. Provide second elevator door on the west side of the service elevator on levels 1 and 2. Move elevator room on level 2 to allow access for the second elevator door.

General Notes:

Landlord to provide 250 kW generator and associated screening on site within tenant's parking area.

09/18/2020

•

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-2-

[THE BOARDWALK]
[Zentalis Pharmaceuticals, Inc.]

6
5
4
3
2
3
1
HATCHED AREA DENOTES AMENITIES
TENANT IMPROVEMENT PACKAGE
CURRENTLY UNDER CONSTRUCTION
PLAN
NORTH

HEALTHPEAK - THE BOARDWALK
LOT 15 - FIRST FLOOR SHELL SPACE
09/18/2020

SCHEDULE 1-B TO
EXHIBIT B
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[THE BOARDWALK]
[Zentalis Pharmaceuticals, Inc.]

HEALTHPEAK - THE BOARDWALK
LOT 15 - SECOND FLOOR PLAN SHELL SPACE
09/18/2020
PLAN
NORTH

SCHEDULE 1-B TO
EXHIBIT B
-4-

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[THE BOARDWALK]
[Zentalis Pharmaceuticals, Inc.]

HEALTHPEAK - THE BOARDWALK
LOT 16 - BASEMENT SHELL SPACE
09/15/2020

PLAN
NORTH

SCHEDULE 1-B TO
EXHIBIT B
-5-

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[THE BOARDWALK]
[Zentalis Pharmaceuticals, Inc.]

9

HEALTHPEAK - THE BOARDWALK
LOT 16 - FIRST FLOOR SHELL SPACE
09/18/2020

PLAN
NORTH

SCHEDULE 1-B TO
EXHIBIT B
-6-

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[THE BOARDWALK]
[Zentalis Pharmaceuticals, Inc.]

HEALTHPEAK - THE BOARDWALK
LOT 16 - SECOND FLOOR SHELL SPACE
09/18/2020

PLAN NORTH

SCHEDULE 1-B TO
EXHIBIT B
-7-

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[THE BOARDWALK]
[Zentalis Pharmaceuticals, Inc.]

EXHIBIT C THE BOARDWALK NOTICE OF LEASE TERM DATES To: _______________________ _______________________ _______________________ _______________________ Re: Lease dated ____________, 20__ between ____________________, a _____________________ ("Landlord"), and _______________________, a _______________________ ("Tenant") concerning Suite ______ on floor(s) __________ of the building located at ___________________________, California. Gentlemen: In accordance with the Lease (the "Lease"), we wish to advise you and/or confirm as follows: 1. The Lease Term shall commence on or has commenced on _____________ for a term of _______________ ending on _______________. 2. Rent commenced to accrue on ____________, in the amount of ____________. 3. If the Lease Commencement Date is other than the first day of the month, the first billing will contain a pro rata adjustment. Each billing thereafter, with the exception of the final billing, shall be for the full amount of the monthly installment as provided for in the Lease. 4. Your rent checks should be made payable to __________ at ______________. 5. The exact number of rentable/usable square feet within the Premises is _________ square feet. 6. Tenant's Share as adjusted based upon the exact number of usable square feet within the Premises is ____________%. "Landlord": , a By: Its: 822610.04/WLA EXHIBIT C [THE BOARDWALK] 183362-00050/9-24-20/mem/mem -1- [Zentalis Pharmaceuticals, Inc.]

Agreed to and Accepted as of , 200 . "Tenant": a By: Its: 822610.04/WLA EXHIBIT C [THE BOARDWALK] 183362-00050/9-24-20/mem/mem -2- [Zentalis Pharmaceuticals, Inc.]

EXHIBIT D THE BOARDWALK FORM OF TENANT'S ESTOPPEL CERTIFICATE The undersigned as Tenant under that certain Lease (the "Lease") made and entered into as of ___________, 20___ by and between _______________ as Landlord, and the undersigned as Tenant, for Premises consisting of the entire office building located at ______________________________, California, certifies as follows: 1. Attached hereto as Exhibit A is a true and correct copy of the Lease and all amendments and modifications thereto. The documents contained in Exhibit A represent the entire agreement between the parties as to the Premises. 2. The undersigned currently occupies the Premises described in the Lease, the Lease Term commenced on __________, and the Lease Term expires on ___________, and the undersigned has no option to terminate or cancel the Lease or to purchase all or any part of the Premises, the Building and/or the Project. 3. Base Rent became payable on ____________. 4. The Lease is in full force and effect and has not been modified, supplemented or amended in any way except as provided in Exhibit A. 5. Tenant has not transferred, assigned, or sublet any portion of the Premises nor entered into any license or concession agreements with respect thereto except as follows: 6. Tenant shall not modify the documents contained in Exhibit A without the prior written consent of Landlord's mortgagee. 7. All monthly installments of Base Rent, all Additional Rent and all monthly installments of estimated Additional Rent have been paid when due through ___________. The current monthly installment of Base Rent is $_____________________. 8. All conditions of the Lease to be performed by Landlord necessary to the enforceability of the Lease have been satisfied and Landlord is not in default thereunder. In addition, the undersigned has not delivered any notice to Landlord regarding a default by Landlord thereunder. The Lease does not require Landlord to provide any rental concessions or to pay any leasing brokerage commissions. 9. No rental has been paid more than thirty (30) days in advance and no security has been deposited with Landlord except as provided in the Lease. Neither Landlord, nor its successors or assigns, shall in any event be liable or responsible for, or with respect to, the retention, application and/or return to Tenant of any security deposit paid to any prior landlord of the Premises, whether or not still held by any such prior landlord, unless and until the party from whom the security deposit is being sought, whether it be a lender, or any of its successors or assigns, has actually received for its own account, as landlord, the full amount of such security deposit. 10. As of the date hereof, there are no existing defenses or offsets, or, to the undersigned's knowledge, claims or any basis for a claim, that the undersigned has against Landlord. 822610.04/WLA EXHIBIT D [THE BOARDWALK] 183362-00050/9-24-20/mem/mem -1- [Zentalis Pharmaceuticals, Inc.]

11. If Tenant is a corporation or partnership, each individual executing this Estoppel Certificate on behalf of Tenant hereby represents and warrants that Tenant is a duly formed and existing entity qualified to do business in California and that Tenant has full right and authority to execute and deliver this Estoppel Certificate and that each person signing on behalf of Tenant is authorized to do so. 12. There are no actions pending against the undersigned under the bankruptcy or similar laws of the United States or any state. 13. To its actual knowledge, Tenant is in full compliance with all federal, state and local laws, ordinances, rules and regulations affecting its use of the Premises, including, but not limited to, those laws, ordinances, rules or regulations relating to hazardous or toxic materials. Tenant has never permitted or suffered, nor does Tenant have any knowledge of, the generation, manufacture, treatment, use, storage, disposal or discharge of any hazardous, toxic or dangerous waste, substance or material in, on, under or about the Project or the Premises or any adjacent premises or property in violation of any federal, state or local law, ordinance, rule or regulation. 14. To the undersigned's knowledge, all tenant improvement work to be performed by Landlord under the Lease has been completed in accordance with the Lease and has been accepted by the undersigned and all reimbursements and allowances due to the undersigned under the Lease in connection with any tenant improvement work have been paid in full. All work (if any) in the common areas required by the Lease to be completed by Landlord has been completed and all parking spaces required by the Lease have been furnished and/or all parking ratios required by the Lease have been met. The undersigned acknowledges that this Estoppel Certificate may be delivered to Landlord or to a prospective mortgagee or prospective purchaser, and acknowledges that said prospective mortgagee or prospective purchaser will be relying upon the statements contained herein in making the loan or acquiring the property of which the Premises are a part and that receipt by it of this certificate is a condition of making such loan or acquiring such property. Executed at ______________ on the ____ day of ___________, 20__. "Tenant": , a By: Its: By: Its: 822610.04/WLA EXHIBIT D [THE BOARDWALK] 183362-00050/9-24-20/mem/mem -2- [Zentalis Pharmaceuticals, Inc.]

EXHIBIT E

THE BOARDWALK

ENVIRONMENTAL QUESTIONNAIRE

ENVIRONMENTAL QUESTIONNAIRE FOR COMMERCIAL AND INDUSTRIAL PROPERTIES

Tenant Name: ______________________________

Lease Address: ______________________________

Lease Type (check correct box – *right click to properties*): ☐ **Primary Lease/Lessee**

☐ **Sublease from:** ______________________________

Instructions: The following questionnaire is to be completed by the Lessee representative with knowledge of the planned operations for the specified building/location. Please print clearly and attach additional sheets as necessary.

1.0 PROCESS INFORMATION

Describe planned site use, including a brief description of manufacturing processes and/or pilot plants planned for this site, if any.

____

____

____

2.0 HAZARDOUS MATERIALS – OTHER THAN WASTE

Will (or are) non-waste hazardous materials be/being used or stored at this site? If so, continue with the next question. If not, go to Section 3.0.

2.1 Are any of the following materials handled on the Property? ☐ Yes ☐ No

[*A material is handled if it is used, generated, processed, produced, packaged, treated, stored, emitted, discharged, or disposed.]* If YES, check *(right click to properties)* the applicable correct Fire Code hazard categories below.

☐	Combustible dusts/fibers	☐	Explosives	☐	Flammable liquids
☐	Combustible liquids (e.g., oils)	☐	Compressed gas - inert	☐	Flammable solids/pyrophorics
☐	Cryogenic liquids - inert	☐	Compressed gas - flammable/pyrophoric	☐	Organic peroxides
☐	Cryogenic liquids - flammable	☐	Compressed gas - oxidizing	☐	Oxidizers - solid or liquid
☐	Cryogenic liquids - oxidizing	☐	Compressed gas - toxic	☐	Reactives - unstable or water reactive
☐	Corrosives - solid or liquid	☐	Compressed gas - corrosive	☐	Toxics - solid or liquid

2-2. For all materials checked in Section 2.1 above, please list the specific material(s), use(s), and quantities of each used or stored on the site in the table below; or attach a separate inventory. *NOTE: If proprietary, the constituents need not be named but the hazard information and volumes are required.*

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[THE BOARDWALK]
[Zentalis Pharmaceuticals, Inc.]

Physical Units (pounds Material/ State (Solid, Number of Containers for solids, Container Size Total Quantity Chemical Liquid, or Used & Stored gallons or liters Gas) for liquids, & 2-3. Describe the planned storage area location(s) for the materials in Section 2-2 above. Include site maps and drawings as appropriate. 2-4. Other hazardous materials. Check below (right click to properties) if applicable. NOTE: If either of the latter 822610.04/WLA EXHIBIT E [THE BOARDWALK] 183362-00050/9-24-20/mem/mem -2- [Zentalis Pharmaceuticals, Inc.]

two are checked (BSL-3 and/or radioisotope/radiation), be advised that not all lease locations/cities or lease agreements allow these hazards; and if either of these hazards are planned, additional information will be required with copies of oversight agency authorizations/licenses as they become available.

☐	Risk Group 2/Biosafety Level-2 Biohazards	☐	Risk Group 3/Biosafety Level-3 Biohazards	☐	Radioisotopes/Radiation

3.0 HAZARDOUS WASTE (i.e., REGULATED CHEMICAL WASTE)

Are (or will) hazardous wastes (be) generated? ☐ Yes ☐ No

If YES, continue with the next question. If not, skip this section and go to section 4.0.

3.1 Are or will any of the following hazardous (CHEMICAL) wastes generated, handled, or disposed of (where applicable and allowed) on the property?

☐	Liquids	☐	Process sludges	☐	PCBs
☐	Solids	☐	Metals	☐	wastewater

3-2. List and estimate the quantities of hazardous waste identified in Question 3-1 above.

HAZARDOUS (CHEMICAL) WASTE GENERATED	SOURCE	WASTE TYPE		APPROX. MONTHLY QUANTITY with units	DISPOSITION [e.g., off-site landfill, incineration, fuel blending scrap metal; wastewater neutralization (onsite or off-site)]
		RCRA listed (federal)	Non-RCRA (California ONLY or recycle)		
		☐	☐		
		☐	☐		
		☐	☐		
		☐	☐		
		☐	☐		

3-3. Waste characterization by: Process knowledge ☐ EPA lab analysis ☐ Both ☐

3-4. Please include name, location, and permit number (e.g. EPA ID No.) for transporter and disposal facility if applicable. Attach separate pages as necessary. *If not yet known, write "TBD."*

Hazardous Waste Transporter/Disposal Facility Name	Facility Location	Transporter (T) or Disposal (D) Facility	Permit Number

3-5. Are pollution controls or monitoring employed in the process to prevent or minimize the release of wastes into the environment? *NOTE: This does NOT mean fume hoods; examples include air scrubbers, cyclones, carbon or HEPA filters at building exhaust fans, sedimentation tanks, pH neutralization systems for wastewater, etc.*

☐ Yes ☐ No

If YES, please list/describe: ____________________

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[THE BOARDWALK]
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4.0 OTHER REGULATED WASTE (i.e., REGULATED BIOLOGICAL WASTE, referred to as "Medical Waste" in California)

4-1. Will (or do) you generate medical waste? ☐ Yes ☐ No If NO, skip to Section 5.0.

4-2. Check the types of waste that will be generated, all of which fall under the California Medical Waste Act:

☐	Contaminated sharps (i.e., if contaminated with ≥ Risk Group 2 materials)	☐	Animal carcasses	☐	Pathology waste known or suspected to be contaminated with ≥ Risk Group 2 pathogens)
☐	Red bag biohazardous waste (i.e., with ≥ Risk Group 2 materials) for autoclaving	☐	Human or non-human primate blood, tissues, etc. (e.g., clinical specimens)	☐	Trace Chemotherapeutic Waste and/or Pharmaceutical waste NOT otherwise regulated as RCRA chemical waste

4-3. What vendor will be used for off-site autoclaving and/or incineration?

4-5. Do you have a Medical Waste Permit for this site? ☐ Yes ☐ No, not required.
☐ No, but an application will be submitted.

5.0 UNDERGROUND STORAGE TANKS (USTS) & ABOVEGROUND STORAGE TANKS (ASTS)

5-1. Are underground storage tanks (USTs), aboveground storage tanks (ASTs), or associated pipelines used for the storage of petroleum products, chemicals, or liquid wastes present on site (lease renewals) or required for planned operations (new tenants)? ☐ Yes ☐ No

NOTE: If you will have your own diesel emergency power generator, then you will have at least one AST! [NOTE: If a backup generator services multiple tenants, then the landlord usually handles the permits.]

If NO, skip to section 6.0. If YES, please describe capacity, contents, age, type of the USTs or ASTs, as well any associated leak detection/spill prevention measures. Please attach additional pages if necessary.

UST or AST	Capacity (gallons)	Contents	Year Installed	Type (Steel, Fiberglass, etc.)	Associated Leak Detection / Spill Prevention Measures*

*NOTE: The following are examples of leak detection / spill prevention measures: integrity testing, inventory reconciliation, leak detection system, overfill spill protection, secondary containment, cathodic protection.

5-2. Please provide copies of written tank integrity test results and/or monitoring documentation, if available.

5-3. Is the UST/AST registered and permitted with the appropriate regulatory agencies? ☐ Yes ☐ No, not yet

If YES, please attach a copy of the required permit(s). *See Section 7-1 for the oversight agencies that issue permits, with the exception of those for diesel emergency power generators which are permitted by the local Air Quality District (Bay Area Air Quality Management District = BAAQMD; or San Diego Air Pollution Control District = San Diego APCD).*

5-4. If this Questionnaire is being completed for a lease renewal, and if any of the USTs/ASTs have leaked,

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[THE BOARDWALK]
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please state the substance released, the media(s) impacted (e.g., soil, water, asphalt, etc.), the actions taken, and all remedial responses to the incident.

____
____
____

5-5. If this Questionnaire is being completed for a lease renewal, have USTs/ASTs been removed from the Property?

☐ Yes ☐ No

If YES, please provide any official closure letters or reports and supporting documentation (e.g., analytical test results, remediation report results, etc.).

5-6. For Lease renewals, are there any above or below ground pipelines on site used to transfer chemicals or wastes?

☐ Yes ☐ No

For new tenants, are installations of this type required for the planned operations? ☐ Yes ☐ No

If YES to either question in this section 5-6, please describe.

____
____
____

6.0 ASBESTOS CONTAINING BUILDING MATERIALS

Please be advised that an asbestos survey may have been performed at the Property. If provided, please review the information that identifies the locations of known asbestos containing material or presumed asbestos containing material. All personnel and appropriate subcontractors should be notified of the presence of these materials, and informed not to disturb these materials. Any activity that involves the disturbance or removal of these materials must be done by an appropriately trained individual/contractor.

7.0 OTHER REGULATORY PERMITS/REQUIREMENTS

7-1. Does the operation have or require an industrial wastewater permit to discharge into the local National Pollutant Discharge Elimination System (NPDES)? *[Example: This applies when wastewater from equipment cleaning is routed through a pH neutralization system prior to discharge into the sanitary or lab sewer for certain pharmaceutical manufacturing wastewater; etc.]* Permits are obtained from the regional sanitation district that is treating wastewater.

☐ Yes ☐ No ☐ No, but one will be prepared and submitted to the Landlord property management company.

If so, please attach a copy of this permit or provide it later when it has been prepared.

7-2. Has a Hazardous Materials Business Plan (HMBP) been developed for the site and submitted via the State of California Electronic Reporting System (CERS)? *[NOTE: The trigger limits for having to do this are ≥ 200 cubic feet if any one type of compressed gas(except for carbon dioxide and inert simple asphyxiant gases, which have a higher trigger limit of ≥ 1,000 cubic feet); ≥ 55 gallons if any one type of hazardous chemical liquid; and ≥500 pounds of any one type of hazardous chemical solid. So a full-sixe gas cylinder and a 260-liter of liquid nitrogen are triggers! Don't forget the diesel fuel in a backup emergency generator if the diesel tank size is ≥ 55 gallons and it is permitted under the tenant (rather than under the landlord).]* NOTE: Each local Certified Unified Program Agency (CUPA) in California governs the HMBP process so start there. Examples: the CUPA for cities in San Mateo County is the County Environmental Health Department; the CUPA for the City of Hayward, CA is the Hayward Fire Department; the CUPA for Mountain View is the Mountain View Fire Department; and, the CUPA for San Diego is the County of San Diego Hazardous Materials Division (HMD),

822610.04/WLA
183362-00050/9-24-20/mem/mem

EXHIBIT E
-5-

[THE BOARDWALK]
[Zentalis Pharmaceuticals, Inc.]

Yes No, not required. No, but one will be prepared and submitted, and a copy will be provided to the landlord property management company. If one has been completed, please attach a copy. Continue to provide updated versions as they are completed. This is a legal requirement in that State law requires that the owner/operator of a business located on leased or rented real property shall notify, in writing, the owner of the property that the business is subject to and is in compliance with the Hazardous Materials Business Plan requirements (Health and Safety Code Chapter 6.95 Section 25505.1). 7-3. NOTE: Please be advised that if you are involved in any tenant improvements that require a construction permit, you will be asked to provide the local city with a Hazardous Materials Inventory Statement (HMIS) to ensure that your hazardous chemicals fall within the applicable Fire Code fire control area limits for the applicable construction occupancy of the particular building. The HMIS will include much of the expressly warrants that the inventory provided in Section 2-2 will necessarily meet the applicable California Fire Code fire control area limits for building occupancy, especially in shared tenant occupancy situations. It is the responsibility of the tenant to ensure that a facility and site can legally handle the intended operations and hazardous materials desired/ needed for its operations, but the landlord is happy to assist in this determination when possible. CERTIFICATION I am familiar with the real property described in this questionnaire. By signing below, I represent and warrant that the answers to the above questions are complete and accurate to the best of my knowledge. I also understand that Lessor will rely on the completeness and accuracy of my answers in assessing any environmental liability risks associated with the property. Signature: Name: Title: Date: Telephone: 822610.04/WLA EXHIBIT E [THE BOARDWALK] 183362-00050/9-24-20/mem/mem -6- [Zentalis Pharmaceuticals, Inc.]

EXHIBIT F MARKET RENT ANALYSIS When determining Market Rent, the following rules and instructions shall be followed. 1. RELEVANT FACTORS. The "Market Rent," as used in this Lease, shall be derived from an analysis (as such derivation and analysis are set forth in this Exhibit F) of the "Net Equivalent Lease Rates," of the "Comparable Transactions". The "Market Rent," as used in this Lease, shall be equal to the annual rent per rentable square foot as would be applicable on the commencement of the Option Term at which tenants, are, pursuant to transactions consummated within the twelve (12) month period immediately preceding the first day of the Option Term (provided that timing adjustments shall be made to reflect any perceived changes which will occur in the Market Rent following the date of any particular Comparable Transaction up to the date of the commencement of the Option Term) leasing non-sublease, non-encumbered, non-equity space comparable in location and quality to the Premises and consisting of one full floor or greater transactions, for a comparable term, in an arm's-length transaction, which comparable space is located in the "Comparable Buildings," as that term is defined in Section 4, below (transactions satisfying the foregoing criteria shall be known as the "Comparable Transactions"). The terms of the Comparable Transactions shall be calculated as a Net Equivalent Lease Rate pursuant to the terms of this Exhibit F and shall take into consideration only the following terms and concessions: (i) the rental rate and escalations for the Comparable Transactions, (ii) the amount of parking rent per parking permit paid in the Comparable Transactions, (iii) operating expense and tax escalation protection granted in such Comparable Transactions such as a base year or expense stop (although for each such Comparable Transaction the base rent shall be adjusted to a triple net base rent using reasonable estimates of operating expenses and taxes as determined by Landlord for each such Comparable Transaction); (iv) tenant improvements or allowances provided or to be provided for such comparable space, taking into account, the value of the existing improvements, if any, in the Premises and/or improvement allowances granted to Tenant, such value of existing improvements to be based upon the age, quality and layout of the improvements and the extent to which the same could be utilized by general office users (as contrasted to the Tenant), and (v) rental abatement concessions, if any, being granted such tenants in connection with such comparable space; provided, however, that no consideration shall be given to (1) the fact that Landlord is or is not required to pay a real estate brokerage commission in connection with the applicable term or the fact that the Comparable Transactions do or do not involve the payment of real estate brokerage commissions, and (2) any period of rental abatement, if any, granted to tenants in Comparable Transactions in connection with the design, permitting and construction of tenant improvements in such comparable spaces. The Market Rent shall include adjustment of the stated size of the Premises, based upon the standards of measurement utilized in the Comparable Transactions. 2. TENANT SECURITY. The Market Rent shall additionally include a determination as to whether, and if so to what extent, Tenant must provide Landlord with financial security, such as a letter of credit or guaranty, for Tenant's Rent obligations during the Option Term. Such determination shall be made by reviewing the extent of financial security then generally being imposed in Comparable Transactions from tenants of comparable financial condition and credit history to the then existing financial condition and credit history of Tenant (with appropriate adjustments to account for differences in the then-existing financial condition of Tenant and such other tenants). 3. TENANT IMPROVEMENT ALLOWANCE. If, in determining the Market Rent for an Option Term, Tenant is entitled to a tenant improvement or comparable allowance for the improvement of the Option Space (the "Option Term TI Allowance Option Term TI Allowance in accordance with the following: (A) to grant some or all of the Option Term TI Allowance to Tenant in the form as described above (i.e., as an improvement allowance), and/or (B) to offset against the rental rate component of the Market Rent all or a portion of the Option Term TI Allowance (in which case such portion of the Option Term TI Allowance provided in the form of a rental offset shall not be granted to Tenant). To the extent Landlord elects not to grant the entire Option Term TI Allowance to Tenant as a tenant improvement allowance, the offset under item (B), above, shall equal the amount of the tenant improvement allowance not granted to Tenant as a tenant improvement allowance pursuant to the preceding sentence. 4. COMPARABLE BUILDINGS. For purposes of this Lease, the term "Comparable Buildings" shall mean the Building, the other buildings in the Project, and those other first-class institutionally-owned office and 822610.04/WLA EXHIBIT F [THE BOARDWALK] 183362-00050/9-24-20/mem/mem -1- [Zentalis Pharmaceuticals, Inc.]

laboratory buildings located in the Torrey Pines market area of San Diego, California that are comparable in age (based on the date of original construction or the latest major renovation) location, quality of construction, services and amenities. With respect to Comparable Transactions that are not located in the Building, the Market Rent shall be adjusted, if necessary, to take into consideration the size, age, quality of construction and appearance, scale, nature and location of the Comparable Buildings as they the relate to the Building. 5. METHODOLOGY FOR REVIEWING AND COMPARING THE COMPARABLE TRANSACTIONS. In order to analyze the Comparable Transactions based on the factors to be considered in calculating Market Rent, and given that the Comparable Transactions may vary in terms of length or term, rental rate, concessions, etc., the following steps shall be taken into consideration to "adjust" the objective data from each of the Comparable Transactions. By taking this approach, a "Net Equivalent Lease Rate" for each of the Comparable Transactions shall be determined using the following steps to adjust the Comparable Transactions, which will allow for an "apples to apples" comparison of the Comparable Transactions. 5.1 The contractual rent payments for each of the Comparable Transactions should be arrayed monthly or annually over the lease term. All Comparable Transactions should be adjusted to simulate a net rent structure, wherein the tenant is responsible for the payment of all property operating expenses and taxes in a manner consistent with this Lease. This results in the estimate of Net Equivalent Rent received by each landlord for each Comparable Transaction being expressed as a periodic net rent payment. 5.2 Any free rent or similar inducements received over time should be deducted in the time period in which they occur, resulting in the net cash flow arrayed over the lease term. 5.3 The resultant net cash flow from the lease should be then discounted (using an annual discount rate equal to 8.0%) to the lease commencement date, resulting in a net present value estimate. 5.4 From the net present value, up front inducements (improvements allowances and other concessions) should be deducted. These items should be deducted directly, on a "dollar for dollar" basis, without discounting since they are typically incurred at lease commencement, while rent (which is discounted) is a future receipt. 5.5 The net present value should then amortized back over the lease term as a level monthly or annual net rent payment using the same annual discount rate of 8.0% used in the present value analysis. This calculation will result in a hypothetical level or even payment over the option period, termed the "Net Equivalent Lease Rate" (or constant equivalent in general financial terms). 6. USE OF NET EQUIVALENT LEASE RATES FOR COMPARABLE TRANSACTIONS. The Net Equivalent Lease Rates for the Comparable Transactions shall then be used to reconcile, in a manner usual and customary for a real estate appraisal process, to a conclusion of Market Rent which shall be stated as a Net Equivalent Lease Rate applicable the Option Term. 822610.04/WLA EXHIBIT F [THE BOARDWALK] 183362-00050/9-24-20/mem/mem -2- [Zentalis Pharmaceuticals, Inc.]

EXHIBIT G

FORM OF LETTER OF CREDIT

IRREVOCABLE STANDBY LETTER OF CREDIT NUMBER ____________

ISSUE DATE: _____________

ISSUING BANK:
SILICON VALLEY BANK
3003 TASMAN DRIVE
2ND FLOOR, MAIL SORT HF210
SANTA CLARA, CALIFORNIA 95054

BENEFICIARY:
TPSC IX, LLC
C/O HEALTHPEAK PROPERTIES, INC.
1920 MAIN STREET, SUITE 1200
IRVINE, CA 92614
ATTN: LEGAL DEPARTMENT

APPLICANT:
ZENTALIS PHARMACEUTICALS, INC.
530 SEVENTH AVE. STE 2201
NEW YORK, NY 10018

AMOUNT: US$1,076,985.00 (ONE MILLION SEVENTY-SIX THOUSAND NINE HUNDRED EIGHTY-FIVE AND 00/100 U.S. DOLLARS)

EXPIRATION DATE: SEPTEMBER __, 2021 (ONE YEAR FROM DATE THE LC IS ISSUED)

PLACE OF EXPIRATION: ISSUING BANK'S COUNTERS AT ITS ABOVE ADDRESS

DEAR SIR/MADAM:

WE HEREBY ESTABLISH OUR IRREVOCABLE STANDBY LETTER OF CREDIT NO. SVBS_______ IN YOUR FAVOR FOR THE ACCOUNT OF THE APPLICANT EFFECTIVE IMMEDIATELY, FOR THE SUM NOT EXCEEDING ONE MILLION SEVENTY-SIX THOUSAND NINE HUNDRED EIGHTY-FIVE AND 00/100 U.S. DOLLARS U.S. DOLLARS ($1,076,985.00) WHICH EXPIRES ON _________ AT OUR OFFICE AND AVAILABLE BY YOUR DRAFT(S) DRAWN ON US AT SIGHT IN THE FORM OF EXHIBIT "A" ATTACHED AND ACCOMPANIED BY THE FOLLOWING DOCUMENTS:

1. THE ORIGINAL OF THIS LETTER OF CREDIT AND ALL AMENDMENT(S), IF ANY.

[Type here]
ALL THE DETAILS SET FORTH HEREIN IN THIS LETTER OF CREDIT DRAFT IS APPROVED BY APPLICANT. IF THERE IS ANY DISCREPANCY BETWEEN THE DETAILS OF THIS LETTER OF CREDIT DRAFT AND THE LETTER OF CREDIT APPLICATION, BETWEEN APPLICANT AND SILICON VALLEY BANK, THE DETAILS HEREOF SHALL PREVAIL.

_____________________________ _______________
Applicant's Authorized Signature DATE

3

620\3198769.2

WITH INSTRUCTIONS IN BRACKETS THEREIN COMPLETED: (DEFINED BELOW), OR (B) AS A RESULT OF THE TERMINATION OF SUCH LEASE, HAS THE RIGHT TO DRAW DOWN THE AMOUNT OF USD(INSERT) IN ACCORDANCE WITH THE TERMS OF THAT CERTAIN OFFICE LEASE DATED SEPTEMBER ___, 2020 BY AND BETWEEN BENEFICIARY AND APPLICANT (OR THE SUCCESSOR-IN-INTEREST TO THE ORIGINAL TENANT OF SUCH OFFICE LEASE), AS THE SAME MAY HAVE BEEN AMENDE AMOUNT CONSTITUTES DAMAGES OWING BY THE TENANT TO BENEFICIARY RESULTING FROM THE BREACH OF SUCH LEASE BY THE TENANT THEREUNDER, OR THE TERMINATION OF SUCH LEASE, AND SUCH AMOUNT REMAINS UNPAID OR EXTEND ITS STANDBY LETTER OF CREDIT NO. SVBSF(INSERT) AND LESS THAN SIXTY (60) DAYS REMAIN PRIOR TO THE EXPIRATION OF SUCH OR FULL AMOUNT OF LETTER OF CREDIT NO. SVBSF(INSERT) AS THE RESULT OF THE FILING OF A VOLUNTARY PETITION UNDER THE U.S. BANKRUPTCY CODE OR A STATE BANKRUPTCY CODE BY THE TENANT UNDER THAT CERTAIN OFFICE LEASE DATED SEPTEMBER ___, 2020 BY AND BETWEEN BENEFICIARY AND APPLICANT (OR THE SUCCESSOR-IN-INTEREST TO THE ORIGINAL TENANT OF SUCH OFFICE LEASE), AS THE SAME MAY HAVE BEEN AMENDED (COLLECTIVELY, OR FULL AMOUNT OF LETTER OF CREDIT NO. SVBSF(INSERT) AS THE RESULT OF AN INVOLUNTARY PETITION HAVING BEEN FILED UNDER THE U.S. BANKRUPTCY CODE OR A STATE BANKRUPTCY CODE AGAINST THE TENANT UNDER THAT CERTAIN OFFICE LEASE DATED SEPTEMBER ___, 2020 BY AND BETWEEN BENEFICIARY AND APPLICANT (OR THE SUCCESSOR-IN-INTEREST TO THE ORIGINAL TENANT OF SUCH OFFICE LEASE), AS THE SAME MAY HAVE BEEN AMENDED OR FULL AMOUNT OF LETTER OF CREDIT NO. SVBSF(INSERT) AS THE RESULT OF THE REJECTION, OR DEEMED REJECTION, OF THAT CERTAIN OFFICE LEASE DATED SEPTEMBER ___, 2020 BY AND BETWEEN BENEFICIARY AND APPLICANT(OR THE SUCCESSOR-IN-INTEREST TO THE ORIGINAL TENANT OF SUCH OFFICE LEASE), AS THE SAME MAY HAVE BEEN AMENDED, UNDER SECTION 365 [Type here] ALL THE DETAILS SET FORTH HEREIN IN THIS LETTER OF CREDIT DRAFT IS APPROVED BY APPLICANT. IF THERE IS ANY DISCREPANCY BETWEEN THE DETAILS OF THIS LETTER OF CREDIT DRAFT AND THE LETTER OF CREDIT APPLICATION, BETWEEN APPLICANT AND SILICON VALLEY BANK, THE DETAILS HEREOF SHALL PREVAIL. ___________________________ _______________ 4 620\3198769.2

PARTIAL DRAWINGS AND MULTIPLE PRESENTATIONS ARE ALLOWED.

NOTWITHSTANDING THE EXPIRATION DATE IDENTIFIED ABOVE IN THIS LETTER OF CREDIT, THIS LETTER OF CREDIT SHALL BE AUTOMATICALLY EXTENDED FOR AN ADDITIONAL PERIOD OF ONE YEAR, WITHOUT AMENDMENT, FROM THE PRESENT OR EACH FUTURE EXPIRATION DATE UNLESS AT LEAST 60 DAYS PRIOR TO THE THEN CURRENT EXPIRATION DATE WE SEND YOU A NOTICE BY REGISTERED OR CERTIFIED MAIL OR OVERNIGHT COURIER SERVICE AT THE ABOVE ADDRESS THAT THIS LETTER OF CREDIT WILL NOT BE EXTENDED BEYOND THE THEN CURRENT EXPIRATION DATE. IN NO EVENT SHALL THIS LETTER OF CREDIT BE AUTOMATICALLY EXTENDED BEYOND OCTOBER 31, 2032. IN THE EVENT WE SEND SUCH NOTICE OF NON-EXTENSION, YOU MAY DRAW HEREUNDER BY YOUR PRESENTATION TO US OF YOUR SIGNED AND DATED STATEMENT STATING THAT YOU HAVE RECEIVED A NON-EXTENSION NOTICE FROM SILICON VALLEY BANK IN RESPECT OF LETTER OF CREDIT NO. SVBSF ____________, YOU ARE DRAWING ON SUCH LETTER OF CREDIT FOR US$____________, LESS THAN SIXTY (60) DAYS REMAIN PRIOR TO THE EXPIRATION OF THIS LETTER OF CREDIT AND YOU HAVE NOT RECEIVED A REPLACEMENT LETTER OF CREDIT ACCEPTABLE TO YOU.

ALL DEMANDS FOR PAYMENT SHALL BE MADE BY PRESENTATION OF THE REQUIRED DOCUMENTS ON A BUSINESS DAY AT OUR OFFICE (THE “BANK’S OFFICE”) AT: SILICON VALLEY BANK, 3003 TASMAN DRIVE, MAIL SORT HF 210, SANTA CLARA, CA 95054, ATTENTION: GLOBAL TRADE FINANCE. AS USED IN THIS LETTER OF CREDIT, "BUSINESS DAY" SHALL MEAN ANY DAY OTHER THAN A SATURDAY, SUNDAY OR A DAY ON WHICH BANKING INSTITUTIONS IN THE STATE OF CALIFORNIA ARE AUTHORIZED OR REQUIRED BY LAW TO CLOSE. NOTWITHSTANDING ANY PROVISION TO THE CONTRARY IN THE ISP98 (AS HEREINAFTER DEFINED), IF THE EXPIRATION DATE OR THE FINAL EXPIRATION DATE IS NOT A BUSINESS Day THEN SUCH DATE SHALL BE AUTOMATICALLY EXTENDED TO THE NEXT SUCCEEDING DATE WHICH IS A BUSINESS DAY.

FACSIMILE PRESENTATIONS ARE ALSO PERMITTED. EACH FACSIMILE TRANSMISSION SHALL BE MADE AT: (408) 496-2418 OR (408) 969-6510; AND UNDER CONTEMPORANEOUS TELEPHONE ADVICE TO: (408) 450-5001 OR (408) 654-7176, ATTENTION: GLOBAL TRADE FINANCE. ABSENCE OF THE AFORESAID TELEPHONE ADVICE SHALL NOT AFFECT OUR OBLIGATION TO HONOR ANY DRAW REQUEST.

THIS LETTER OF CREDIT IS TRANSFERABLE IN WHOLE BUT NOT IN PART ONE OR MORE TIMES, BUT IN EACH INSTANCE ONLY TO A SINGLE BENEFICIARY AS TRANSFEREE AND FOR THE THEN AVAILABLE AMOUNT, ASSUMING SUCH TRANSFER TO SUCH TRANSFEREE WOULD BE IN COMPLIANCE WITH THEN APPLICABLE LAW AND REGULATION, INCLUDING BUT NOT LIMITED TO THE REGULATIONS OF THE U.S. DEPARTMENT OF TREASURY AND U.S. DEPARTMENT OF COMMERCE. AT THE TIME OF TRANSFER, THE ORIGINAL LETTER OF CREDIT AND ORIGINALS OR COPIES OF ALL AMENDMENTS, IF ANY, TO THIS LETTER OF CREDIT MUST BE SURRENDERED TO US AT OUR ADDRESS INDICATED IN THIS LETTER OF CREDIT TOGETHER WITH OUR TRANSFER FORM ATTACHED HERETO AS EXHIBIT “B” DULY EXECUTED. APPLICANT SHALL PAY OUR TRANSFER FEE OF ¼ OF 1% OF THE TRANSFER AMOUNT (MINIMUM US$250.00) UNDER THIS LETTER OF CREDIT BUT SUCH PAYMENT BY APPLICANT SHALL NOT BE A CONDITION TO TRANSFER. EACH TRANSFER SHALL BE EVIDENCED BY EITHER (1) OUR ENDORSEMENT ON THE REVERSE OF THE LETTER OF CREDIT AND WE SHALL FORWARD THE ORIGINAL OF THE LETTER OF CREDIT SO ENDORSED TO THE TRANSFEREE OR (2) OUR ISSUING A REPLACEMENT LETTER OF CREDIT TO THE TRANSFEREE ON SUBSTANTIALLY THE SAME TERMS AND CONDITIONS AS THE TRANSFERRED LETTER OF CREDIT (IN WHICH EVENT THE TRANSFERRED LETTER OF CREDIT SHALL HAVE NO FURTHER EFFECT).

[Type here]

ALL THE DETAILS SET FORTH HEREIN IN THIS LETTER OF CREDIT DRAFT IS APPROVED BY APPLICANT. IF THERE IS ANY DISCREPANCY BETWEEN THE DETAILS OF THIS LETTER OF CREDIT DRAFT AND THE LETTER OF CREDIT APPLICATION, BETWEEN APPLICANT AND SILICON VALLEY BANK, THE DETAILS HEREOF SHALL PREVAIL.

______________________________ ________________

Applicant’s Authorized Signature DATE

5

620\3198769.2

IF DEMAND FOR PAYMENT IS PRESENTED BY 10 A.M. CALIFORNIA TIME AND CONFORMS TO THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT, PAYMENT SHALL BE MADE BY ISSUING BANK TO YOU OF THE AMOUNT SPECIFIED, IN IMMEDIATELY AVAILABLE FUNDS NO LATER THAN THE NEXT FOLLOWING BUSINESS DAY AFTER THE DATE OF PRESENTMENT. IF DEMAND FOR PAYMENT IS PRESENTED BY YOU HEREUNDER AFTER THE TIME SPECIFIED ABOVE, AND CONFORMS TO THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT, PAYMENT SHALL BE MADE TO YOU, OF THE AMOUNT OF SPECIFIED, IN IMMEDIATELY AVAILABLE FUNDS NO LATER THAN THE SECOND BUSINESS DAY AFTER THE DATE OF PRESENTMENT. WE HEREBY AGREE WITH THE BENEFICIARY THAT THE DRAFTS DRAWN UNDER AND IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THIS LETTER OF CREDIT SHALL BE DULY HONORED UPON PRESENTATION TO US ON OR BEFORE THE EXPIRATION DATE OF THIS LETTER OF CREDIT OR ANY AUTOMATICALLY EXTENDED EXPIRATION DATE. IF THE ORIGINAL AND/OR ANY AMENDMENTS THERETO OF THIS STANDBY LETTER OF CREDIT NO. SVBSF______ ARE LOST, STOLEN OR DESTROYED, WE WILL ISSUE YOU A "CERTIFIED TRUE COPY" OF THIS STANDBY LETTER OF CREDIT NO. SVBSF______ UPON OUR RECEIPT OF YOUR INDEMNITY LETTER. IF THE ORIGINAL OF THIS STANDBY LETTER OF CREDIT IS MUTILATED, WE WILL ISSUE YOU A REPLACEMENT STANDBY LETTER OF CREDIT WITH THE SAME NUMBER, DATE AND TERMS AS THE ORIGINAL UPON OUR RECEIPT OF THE MUTILATED STANDBY LETTER OF CREDIT. IF ANY INSTRUCTIONS ACCOMPANYING A DRAWING UNDER THIS LETTER OF CREDIT REQUEST THAT PAYMENT IS TO BE MADE BY TRANSFER TO YOUR ACCOUNT WITH ANOTHER BANK, WE WILL ONLY EFFECT SUCH PAYMENT BY FED WIRE TO A U.S. REGULATED BANK, AND WE AND/OR SUCH OTHER BANK MAY RELY ON AN ACCOUNT NUMBER SPECIFIED IN SUCH INSTRUCTIONS EVEN IF THE NUMBER IDENTIFIES A PERSON OR ENTITY DIFFERENT FROM THE INTENDED PAYEE. THIS LETTER OF CREDIT IS SUBJECT TO THE INTERNATIONAL STANDBY PRACTICES (ISP98), INTERNATIONAL CHAMBER OF COMMERCE, PUBLICATION NO. 590. SILICON VALLEY BANK, ___________________________ ___________________________ AUTHORIZED SIGNATURE AUTHORIZED SIGNATURE [Type here] ALL THE DETAILS SET FORTH HEREIN IN THIS LETTER OF CREDIT DRAFT IS APPROVED BY APPLICANT. IF THERE IS ANY DISCREPANCY BETWEEN THE DETAILS OF THIS LETTER OF CREDIT DRAFT AND THE LETTER OF CREDIT APPLICATION, BETWEEN APPLICANT AND SILICON VALLEY BANK, THE DETAILS HEREOF SHALL PREVAIL. ___________________________ _______________ 6 620\3198769.2

EXHIBIT "A" SIGHT DRAFT DATE: _______________ REF. NO. ___________________ AT SIGHT OF THIS DRAFT PAY TO THE ORDER OF US$_________________ USDOLLARS _____________________________________________________________________ _________________________________________________________________________________ DRAWN UNDER SILICON VALLEY BANK, SANTA CLARA, CALIFORNIA, STANDBY LETTER OF CREDIT NUMBER NO. _______________________ DATED ___________________ TO: SILICON VALLEY BANK 3003 TASMAN DRIVE _______________________________ SANTA CLARA, CA 95054 (BENEFICIARY'S NAME) ............................................................... Authorized Signature GUIDELINES TO PREPARE THE DRAFT 1. DATE: ISSUANCE DATE OF DRAFT. 2. REF. NO.: BENEFICIARY'S REFERENCE NUMBER, IF ANY. 3. PAY TO THE ORDER OF: NAME OF BENEFICIARY AS INDICATED IN THE L/C (MAKE SURE BENEFICIARY ENDORSES IT ON THE REVERSE SIDE). 4. US$: AMOUNT OF DRAWING IN FIGURES. 5. USDOLLARS: AMOUNT OF DRAWING IN WORDS. 6. LETTER OF CREDIT NUMBER: SILICON VALLEY BANK'S STANDBY L/C NUMBER THAT PERTAINS TO THE DRAWING. 7. DATED: ISSUANCE DATE OF THE STANDBY L/C. 8. BENEFICIARY'S NAME: NAME OF BENEFICIARY AS INDICATED IN THE L/C. 9. AUTHORIZED SIGNATURE: SIGNED BY AN AUTHORIZED SIGNER OF BENEFICIARY. IF YOU NEED FURTHER ASSISTANCE IN COMPLETING THIS DRAFT, PLEASE CALL OUR L/C PAYMENT SECTION AT 408-654-6274 OR 408-654-7716. [Type here] ALL THE DETAILS SET FORTH HEREIN IN THIS LETTER OF CREDIT DRAFT IS APPROVED BY APPLICANT. IF THERE IS ANY DISCREPANCY BETWEEN THE DETAILS OF THIS LETTER OF CREDIT DRAFT AND THE LETTER OF CREDIT APPLICATION, BETWEEN APPLICANT AND SILICON VALLEY BANK, THE DETAILS HEREOF SHALL PREVAIL. ___________________________ _______________ 7 620\3198769.2

IRREVOCABLE STANDBY LETTER OF CREDIT NUMBER __________________ [Type here] ALL THE DETAILS SET FORTH HEREIN IN THIS LETTER OF CREDIT DRAFT IS APPROVED BY APPLICANT. IF THERE IS ANY DISCREPANCY BETWEEN THE DETAILS OF THIS LETTER OF CREDIT DRAFT AND THE LETTER OF CREDIT APPLICATION, BETWEEN APPLICANT AND SILICON VALLEY BANK, THE DETAILS HEREOF SHALL PREVAIL. ___________________________ _______________ 8 620\3198769.2

FORM OF TRANSFER FORM DATE: ____________________ TO: SILICON VALLEY BANK 3003 TASMAN DRIVE RE: IRREVOCABLE STANDBY LETTER OF CREDIT SANTA CLARA, CA 95054 NO. _____________ ISSUED BY ATTN: GLOBAL TRADE FINANCE SILICON VALLEY BANK, SANTA CLARA STANDBY LETTERS OF CREDIT L/C AMOUNT: ___________________ GENTLEMEN: FOR VALUE RECEIVED, THE UNDERSIGNED BENEFICIARY HEREBY IRREVOCABLY TRANSFERS TO: _________________________________________________________________________________________ (NAME OF TRANSFEREE) _________________________________________________________________________________________ (ADDRESS) ALL RIGHTS OF THE UNDERSIGNED BENEFICIARY TO DRAW UNDER THE ABOVE LETTER OF CREDIT UP TO ITS AVAILABLE AMOUNT AS SHOWN ABOVE AS OF THE DATE OF THIS TRANSFER. BY THIS TRANSFER, ALL RIGHTS OF THE UNDERSIGNED BENEFICIARY IN SUCH LETTER OF CREDIT ARE TRANSFERRED TO THE TRANSFEREE. TRANSFEREE SHALL HAVE THE SOLE RIGHTS AS BENEFICIARY THEREOF, INCLUDING SOLE RIGHTS RELATING TO ANY AMENDMENTS, WHETHER INCREASES OR EXTENSIONS OR OTHER AMENDMENTS, AND WHETHER NOW EXISTING OR HEREAFTER MADE. ALL AMENDMENTS ARE TO BE ADVISED DIRECTLY TO THE TRANSFEREE WITHOUT NECESSITY OF ANY CONSENT OF OR NOTICE TO THE UNDERSIGNED BENEFICIARY. THE ORIGINAL OF SUCH LETTER OF CREDIT IS RETURNED HEREWITH, AND WE ASK YOU TO EITHER (1) ENDORSE THE TRANSFER ON THE REVERSE THEREOF, AND FORWARD IT DIRECTLY TO THE TRANSFEREE WITH YOUR CUSTOMARY NOTICE OF TRANSFER, OR (2) ISSUE A REPLACEMENT LETTER OF CREDIT TO THE TRANSFEREE ON SUBSTANTIALLY THE SAME TERMS AND CONDITIONS AS THE TRANSFERRED LETTER OF CREDIT (IN WHICH EVENT THE TRANSFERRED LETTER OF CREDIT SHALL HAVE NO FURTHER EFFECT). SINCERELY, SIGNATURE AUTHENTICATED _____________________________ The name(s), title(s), and signature(s) conform to that/those on file with us for the company and the signature(s) is/are authorized to execute this instrument. _____________________________ (SIGNATURE OF BENEFICIARY) _________________________________________________ (Name of Bank) _____________________________ _________________________________________________ (NAME AND TITLE) (Address of Bank) _________________________________________________ (City, State, ZIP Code) _________________________________________________ (Authorized Name and Title) _________________________________________________ (Authorized Signature) [Type here] _________________________________________________ ALL THE DETAILS SET FORTH HEREIN IN THIS LETTER OF CREDIT DRAFT (Telephone IS APPROVED number) BY APPLICANT. IF THERE IS ANY DISCREPANCY BETWEEN THE DETAILS OF THIS LETTER OF CREDIT DRAFT AND THE LETTER OF CREDIT APPLICATION, BETWEEN APPLICANT AND SILICON VALLEY BANK, THE DETAILS HEREOF SHALL PREVAIL. ___________________________ _______________ 9 620\3198769.2

822610.04/WLA EXHIBIT G [THE BOARDWALK] 183362-00050/9-24-20/mem/mem -1- [Zentalis Pharmaceuticals, Inc.]

LEASE THE BOARDWALK TPSC IX, LLC, a Delaware limited liability company, as Landlord, and ZENTALIS PHARMACEUTICALS, INC., a Delaware corporation, as Tenant. 822610.04/WLA [THE BOARDWALK] 183362-00050/9-24-20/mem/mem [Zentalis Pharmaceuticals, Inc.]

TABLE OF CONTENTS

Page

1.	PREMISES, BUILDING, PROJECT, AND COMMON AREAS	5
2.	LEASE TERM; OPTION TERM	6
3.	BASE RENT	6
4.	ADDITIONAL RENT	6
5.	USE OF PREMISES	11
6.	SERVICES AND UTILITIES	16
7.	REPAIRS	17
8.	ADDITIONS AND ALTERATIONS	17
9.	COVENANT AGAINST LIENS	19
10.	INSURANCE	19
11.	DAMAGE AND DESTRUCTION	21
12.	NONWAIVER	22
13.	CONDEMNATION	23
14.	ASSIGNMENT AND SUBLETTING	23
15.	SURRENDER OF PREMISES; OWNERSHIP AND REMOVAL OF TRADE FIXTURES	26
16.	HOLDING OVER	27
17.	ESTOPPEL CERTIFICATES	27
18.	SUBORDINATION	28
19.	DEFAULTS; REMEDIES	28
20.	COVENANT OF QUIET ENJOYMENT	30
21.	SECURITY DEPOSIT	30
22.	COMMUNICATIONS AND COMPUTER LINE	30
23.	SIGNS	30
24.	COMPLIANCE WITH LAW	31
25.	LATE CHARGES	31
26.	LANDLORD'S RIGHT TO CURE DEFAULT; PAYMENTS BY TENANT	32
27.	ENTRY BY LANDLORD	32
28.	TENANT PARKING	32
29.	MISCELLANEOUS PROVISIONS	32

EXHIBITS

A OUTLINE OF PREMISES
B TENANT WORK LETTER
C FORM OF NOTICE OF LEASE TERM DATES
D FORM OF TENANT'S ESTOPPEL CERTIFICATE
E ENVIRONMENTAL QUESTIONNAIRE
F MARKET RENT ANALYSIS
G FORM OF LETTER OF CREDIT

822610.04/WLA
183362-00050/9-24-20/mem/mem

(i)

[THE BOARDWALK]
[Zentalis Pharmaceuticals, Inc.]

INDEX Page(s) Abatement Event ..................................................................................................................................................... 24 Advocate Arbitrators. ................................................................................................................................................ 8 Alterations ............................................................................................................................................................... 25 Arbitration Agreement ............................................................................................................................................... 8 Base Building Improvements ....................................................................................................................... Exhibit B Base Building Modifications ........................................................................................................................ Exhibit B Base Building Plans ...................................................................................................................................... Exhibit B Base Rent ................................................................................................................................................................. 10 Briefs ......................................................................................................................................................................... 8 Brokers .................................................................................................................................................................... 47 Building ..................................................................................................................................................................... 1 Casualty ................................................................................................................................................................... 28 Common Areas .......................................................................................................................................................... 4 Contemplated Effective Date ................................................................................................................................... 32 Contemplated Transfer Space .................................................................................................................................. 32 Controllable Expenses ............................................................................................................................................. 15 Deliver Punch List ........................................................................................................................................ Exhibit B Direct Expenses ....................................................................................................................................................... 11 Effective Date ............................................................................................................................................................ 5 Eligibility Period ..................................................................................................................................................... 24 Emergency Generator .............................................................................................................................................. 23 Estimate ................................................................................................................................................................... 16 Estimate Statement .................................................................................................................................................. 16 Estimated Direct Expenses ...................................................................................................................................... 16 Existing Hazardous Materials .................................................................................................................................. 19 Expense Year ........................................................................................................................................................... 12 First Rebuttals ............................................................................................................................................................ 8 Force Majeure .......................................................................................................................................................... 46 Holidays ................................................................................................................................................................... 22 HVAC ...................................................................................................................................................................... 22 Intention to Transfer Notice ..................................................................................................................................... 32 Landlord .................................................................................................................................................................... 1 Landlord Minor Changes .............................................................................................................................. Exhibit B Landlord Parties ....................................................................................................................................................... 26 Landlord Repair Notice ........................................................................................................................................... 29 Landlord's Initial Statement ....................................................................................................................................... 9 Landlord's Rebuttal Statement ................................................................................................................................... 9 Lease .......................................................................................................................................................................... 1 Lease Commencement Date ...................................................................................................................................... 7 Lease Expiration Date ............................................................................................................................................... 7 Lease Term ................................................................................................................................................................ 7 Lease Year ................................................................................................................................................................. 7 Lines ........................................................................................................................................................................ 49 Mail ......................................................................................................................................................................... 46 Market Rent ............................................................................................................................................................... 7 Market Rent, .............................................................................................................................................................. 7 Net Worth ................................................................................................................................................................ 33 Neutral Arbitrator ...................................................................................................................................................... 8 Nine Month Period .................................................................................................................................................. 32 Notices ..................................................................................................................................................................... 46 822610.04/WLA [THE BOARDWALK] 183362-00050/9-24-20/mem/mem (ii) [Zentalis Pharmaceuticals, Inc.]

Page(s)

Objectionable Name 42
Operating Expenses 12
Option Conditions 7
Option Rent 7
Option Term 7
Option Term TI Allowance 1
Original Improvements 27
Outside Agreement Date 8
Outside Area 21
Outside Date 5
Permitted Transferee 33
Permitted Transferee Assignee. 33
Possession Date 4
Premises 4
Project, ... 4
Rooftop Equipment 41
Ruling 9
Second Rebuttals 9
Sign Specifications 42
SNDAA 35
Statement 16
Subject Space 30
Summary 1
Superior Holders 35
Tax Expenses 14
Tenant 1
Tenant Work Letter 4
Tenant’s Security System 22
Tenant's Initial Statement 9
Tenant's Rebuttal Statement 9
Tenant's Share 15
Termination Date 10
Termination Extension Notice 5
Termination Fee 10
Termination Notice 5, 10
Transfer Notice 30
Transferee 30

822610.04/WLA
183362-00050/9-24-20/mem/mem

(iii)

[THE BOARDWALK]
[Zentalis Pharmaceuticals, Inc.]